UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03010

Fidelity Advisor Series VII

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2021

Item 1.

Reports to Stockholders

Fidelity Advisor Focus Funds®

Fidelity Advisor® Biotechnology Fund

Fidelity Advisor® Communications Equipment Fund

Fidelity Advisor® Consumer Discretionary Fund

Fidelity Advisor® Energy Fund

Fidelity Advisor® Financial Services Fund

Fidelity Advisor® Health Care Fund

Fidelity Advisor® Industrials Fund

Fidelity Advisor® Semiconductors Fund

Fidelity Advisor® Technology Fund

Fidelity Advisor® Utilities Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Fidelity Advisor® Biotechnology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Communications Equipment Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Consumer Discretionary Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Energy Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Financial Services Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Health Care Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Industrials Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Semiconductors Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Technology Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity Advisor® Utilities Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity Advisor® Biotechnology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	7.48%	11.25%	16.81%
Class M (incl. 3.50% sales charge)	9.71%	11.43%	16.73%
Class C (incl. contingent deferred sales charge)	12.15%	11.74%	16.81%
Class I	14.34%	12.87%	17.84%
Class Z	14.49%	12.95%	17.88%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Biotechnology Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$47,313	Fidelity Advisor® Biotechnology Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Biotechnology Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Eirene Kontopoulos:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 13% to 14%, trailing the 18.34% advance of the MSCI US IMI Biotechnology 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, an overweighting in pharmaceuticals and stock selection in biotechnology each detracted meaningfully the past 12 months. Not owning Moderna, an index component that gained 377%, was by far the biggest individual relative detractor. The fund's non-index stake in Ascendis Pharma, one of our largest holdings, returned -14% and also hurt. Also hindering performance was our overweighting in Exelixis, which returned -27%. We added to our position the past year. Conversely, the biggest contributor to performance versus the industry index was stock selection in pharmaceuticals. Our non-index stake in MyoKardia was the fund's largest individual relative contributor, driven by a rise of 145%. MyoKardia was not held at period end. Also lifting performance was an underweighting in Amgen (+2%). Amgen was not held at period end. Another notable relative contributor was our overweighting in Immunomedics (+102%), a position not held at period end. Notable changes in positioning include increased exposure to the pharmaceuticals subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Biotechnology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
AbbVie, Inc.	21.6
Regeneron Pharmaceuticals, Inc.	8.9
Alnylam Pharmaceuticals, Inc.	6.9
Vertex Pharmaceuticals, Inc.	5.1
Novavax, Inc.	3.8
Argenx SE ADR	3.3
Ascendis Pharma A/S sponsored ADR	2.4
TG Therapeutics, Inc.	2.2
Exelixis, Inc.	2.1
Protagonist Therapeutics, Inc.	2.0
58.3

Top Industries (% of fund's net assets)

As of July 31, 2021
Biotechnology	94.0%
Pharmaceuticals	5.1%
Consumer Finance	0.2%
Diversified Financial Services	0.2%
Health Care Providers & Services	0.2%
All Others*	0.3%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Biotechnology Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Biotechnology - 92.8%
Biotechnology - 92.8%
AbbVie, Inc.	4,679,980	$544,281,674
ACADIA Pharmaceuticals, Inc. (a)	614,700	13,295,961
Acceleron Pharma, Inc. (a)	230,289	28,799,942
ADC Therapeutics SA (a)(b)	259,223	5,454,052
Aerovate Therapeutics, Inc. (b)	432,100	5,552,485
Agios Pharmaceuticals, Inc. (a)(b)	726,943	34,958,689
Allakos, Inc. (a)(b)	425,300	33,836,868
Alnylam Pharmaceuticals, Inc. (a)	976,386	174,714,511
Ambrx Biopharma, Inc.:
ADR	21,300	416,415
ADR	434,097	7,637,937
Annexon, Inc. (a)(b)	191,975	4,042,994
Apellis Pharmaceuticals, Inc. (a)	201,115	12,869,349
Arcutis Biotherapeutics, Inc. (a)(b)	820,433	19,140,702
Argenx SE ADR (a)	273,100	83,139,833
Ascendis Pharma A/S sponsored ADR (a)	505,946	59,797,758
Aurinia Pharmaceuticals, Inc. (a)(b)	1,966,900	26,671,164
Autolus Therapeutics PLC ADR (a)(b)	996,000	5,298,720
BeiGene Ltd. (a)	109,800	2,593,541
BeiGene Ltd. ADR (a)	41,500	13,138,485
BioAtla, Inc. (b)	229,990	9,427,290
Bolt Biotherapeutics, Inc.	496,400	5,534,860
C4 Therapeutics, Inc.	69,700	3,006,858
Celldex Therapeutics, Inc. (a)	630,503	27,584,506
Century Therapeutics, Inc.	21,900	638,385
Century Therapeutics, Inc.	460,571	12,083,080
Cerevel Therapeutics Holdings (a)(b)	415,228	10,231,218
ChemoCentryx, Inc. (a)	548,074	8,100,534
Connect Biopharma Holdings Ltd. ADR (a)(b)	704,200	15,499,442
Crinetics Pharmaceuticals, Inc. (a)	732,707	13,174,072
Cullinan Oncology, Inc.	234,600	5,379,378
Cytokinetics, Inc. (a)(b)	1,370,007	40,661,808
Day One Biopharmaceuticals, Inc. (a)	38,600	915,592
Eledon Pharmaceuticals, Inc. (a)	103,364	670,832
Erasca, Inc.	270,441	5,679,261
Exelixis, Inc. (a)	3,189,300	53,739,705
Forma Therapeutics Holdings, Inc. (a)(b)	661,252	15,136,058
Fusion Pharmaceuticals, Inc. (a)(b)	1,061,662	8,652,545
Global Blood Therapeutics, Inc. (a)(b)	935,418	25,564,974
Gossamer Bio, Inc. (a)(b)	697,166	5,479,725
Graphite Bio, Inc.	35,500	758,280
Graphite Bio, Inc.	420,780	8,089,075
Icosavax, Inc.	14,600	362,810
Imago BioSciences, Inc.	132,827	2,433,391
Immunocore Holdings PLC	93,760	3,037,149
Instil Bio, Inc. (a)(b)	725,196	10,914,200
Instil Bio, Inc.	852,386	12,186,989
Iovance Biotherapeutics, Inc. (a)	451,900	10,063,813
Janux Therapeutics, Inc. (b)	69,320	2,248,048
Keros Therapeutics, Inc. (a)(b)	343,600	12,644,480
Kinnate Biopharma, Inc.	8,800	189,904
Kinnate Biopharma, Inc. (c)	208,710	4,503,962
Kura Oncology, Inc. (a)(b)	522,300	9,892,362
Magenta Therapeutics, Inc. (a)(b)	672,300	4,786,776
Mirati Therapeutics, Inc. (a)	204,720	32,767,483
Monte Rosa Therapeutics, Inc.	30,700	752,764
Monte Rosa Therapeutics, Inc.	477,858	10,545,370
Morphic Holding, Inc. (a)	203,400	11,719,908
Novavax, Inc. (a)(b)	526,647	94,443,607
Nuvalent, Inc.	673,254	11,058,197
Nuvalent, Inc. Class A	46,953	856,892
ORIC Pharmaceuticals, Inc. (a)(b)	434,800	7,239,420
Passage Bio, Inc. (a)(b)	438,459	5,173,816
Poseida Therapeutics, Inc. (a)(b)	428,946	3,478,752
Praxis Precision Medicines, Inc.	209,600	3,269,760
Prelude Therapeutics, Inc.	120,636	3,865,177
Prelude Therapeutics, Inc. (c)	413,234	13,240,017
Protagonist Therapeutics, Inc. (a)	1,040,133	51,413,774
PTC Therapeutics, Inc. (a)	789,040	30,243,903
Regeneron Pharmaceuticals, Inc. (a)	391,192	224,782,835
Relay Therapeutics, Inc. (a)(b)	596,164	19,339,560
Repare Therapeutics, Inc. (a)(b)	438,247	14,637,450
Revolution Medicines, Inc. (a)(b)	361,916	10,365,274
Sarepta Therapeutics, Inc. (a)	361,681	24,514,738
Scholar Rock Holding Corp. (a)(b)	424,230	13,257,188
Shattuck Labs, Inc. (b)	694,934	15,316,345
Silverback Therapeutics, Inc.	16,200	490,536
Silverback Therapeutics, Inc. (c)	98,114	2,970,892
Stoke Therapeutics, Inc. (a)(b)	239,519	6,857,429
Syros Pharmaceuticals, Inc. (a)(b)	701,833	3,242,468
Taysha Gene Therapies, Inc. (b)	358,039	6,190,494
Tenaya Therapeutics, Inc.	407,412	6,253,774
Tenaya Therapeutics, Inc.	402,187	5,556,213
TG Therapeutics, Inc. (a)	1,556,200	54,451,438
Vaxcyte, Inc. (a)(b)	685,551	14,862,746
Vera Therapeutics, Inc. (a)	251,300	4,523,400
Vera Therapeutics, Inc.	729,168	11,812,522
Vertex Pharmaceuticals, Inc. (a)	630,627	127,121,791
Verve Therapeutics, Inc.	23,700	1,408,491
Xenon Pharmaceuticals, Inc. (a)	849,835	14,676,650
Y-mAbs Therapeutics, Inc. (a)	194,803	6,447,979
Zentalis Pharmaceuticals, Inc. (a)	553,853	29,470,518
Zymeworks, Inc. (a)(b)	415,853	13,344,723
		2,336,876,736
Consumer Finance - 0.2%
Consumer Finance - 0.2%
Celularity, Inc. Class A (a)(b)	644,600	5,672,480
Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
BCTG Acquisition Corp. (a)	479,300	4,793,000
Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
Precipio, Inc. (a)(d)	30	93
Pharmaceuticals - 4.8%
Pharmaceuticals - 4.8%
Afferent Pharmaceuticals, Inc. rights 12/31/24 (a)(e)	1,915,787	3,122,733
Arvinas Holding Co. LLC (a)	318,000	32,149,800
Axsome Therapeutics, Inc. (a)(b)	100,800	4,897,872
Chiasma, Inc. warrants 12/16/24 (a)	81,298	43,957
Cyteir Therapeutics, Inc.	652,343	12,557,603
Edgewise Therapeutics, Inc. (a)(b)	420,800	7,368,208
GH Research PLC (b)	311,000	6,126,700
Ikena Oncology, Inc. (a)(b)	519,514	5,148,384
Ikena Oncology, Inc.	282,736	2,661,818
IMARA, Inc. (a)(b)	310,346	1,672,765
Intra-Cellular Therapies, Inc. (a)	115,015	3,948,465
Longboard Pharmaceuticals, Inc. (a)(b)	379,100	3,411,900
NGM Biopharmaceuticals, Inc. (a)	210,553	4,293,176
Pharvaris BV	172,633	3,067,688
Pliant Therapeutics, Inc. (a)(b)	381,173	7,699,695
Reata Pharmaceuticals, Inc. (a)(b)	49,800	6,240,438
Stemcentrx, Inc. rights 12/31/21 (a)(e)	208,907	2
Terns Pharmaceuticals, Inc. (b)	906,792	6,800,940
Theravance Biopharma, Inc. (a)(b)	746,326	9,687,311
		120,899,455
TOTAL COMMON STOCKS
(Cost $1,858,863,213)		2,468,241,764

Convertible Preferred Stocks - 1.9%
Biotechnology - 1.2%
Biotechnology - 1.2%
Bright Peak Therapeutics AG Series B (d)(e)	1,920,122	7,499,997
Sonoma Biotherapeutics, Inc.:
Series B (d)(e)	1,967,762	4,565,208
Series B1 (d)(e)	1,049,456	2,434,738
T-Knife Therapeutics, Inc. Series B (d)(e)	1,300,097	7,500,000
ValenzaBio, Inc. Series A (d)(e)	951,971	8,472,950
		30,472,893
Health Care Providers & Services - 0.2%
Health Care Facilities - 0.2%
Boundless Bio, Inc. Series B (d)(e)	3,703,704	5,000,000
Health Care Technology - 0.2%
Health Care Technology - 0.2%
Wugen, Inc. Series B (d)(e)	580,277	4,499,990
Pharmaceuticals - 0.3%
Pharmaceuticals - 0.3%
Afferent Pharmaceuticals, Inc. Series C (a)(d)(e)	1,915,787	19
Aristea Therapeutics, Inc. Series B (d)(e)	677,328	6,244,964
		6,244,983
Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
Treeline Biosciences Series A (d)(e)	47,600	372,589
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $44,080,110)		46,590,455

Money Market Funds - 9.4%
Fidelity Cash Central Fund 0.06% (f)	19,150,658	19,154,488
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	217,599,843	217,621,603
TOTAL MONEY MARKET FUNDS
(Cost $236,771,968)		236,776,091
TOTAL INVESTMENT IN SECURITIES - 109.3%
(Cost $2,139,715,291)		2,751,608,310
NET OTHER ASSETS (LIABILITIES) - (9.3)%		(233,829,717)
NET ASSETS - 100%		$2,517,778,593

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,714,871 or 0.8% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $46,590,548 or 1.9% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Afferent Pharmaceuticals, Inc. Series C	7/1/15	$0
Aristea Therapeutics, Inc. Series B	10/6/20 - 7/27/21	$3,734,584
Boundless Bio, Inc. Series B	4/23/21	$5,000,000
Bright Peak Therapeutics AG Series B	5/14/21	$7,499,997
Precipio, Inc.	2/3/12	$161,441
Sonoma Biotherapeutics, Inc. Series B	7/26/21	$3,888,888
Sonoma Biotherapeutics, Inc. Series B1	7/26/21	$3,111,112
T-Knife Therapeutics, Inc. Series B	6/30/21	$7,500,000
Treeline Biosciences Series A	7/30/21	$372,589
ValenzaBio, Inc. Series A	3/25/21	$8,472,951
Wugen, Inc. Series B	7/9/21	$4,499,990

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$19,645
Fidelity Securities Lending Cash Central Fund	736,788
Total	$756,433

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$40,119,716	$1,014,540,483	$1,035,502,587	$559	$(3,683)	$19,154,488	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	81,419,588	1,211,452,067	1,075,250,052	--	--	217,621,603	0.7%
Total	$121,539,304	$2,225,992,550	$2,110,752,639	$559	$(3,683)	$236,776,091

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$2,468,241,764	$2,377,813,181	$87,305,848	$3,122,735
Convertible Preferred Stocks	46,590,455	--	--	46,590,455
Money Market Funds	236,776,091	236,776,091	--	--
Total Investments in Securities:	$2,751,608,310	$2,614,589,272	$87,305,848	$49,713,190
Net unrealized depreciation on unfunded commitments	$(215,400)	$	$(215,400)	$

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Common Stocks
Beginning Balance	$15,230,959
Total Realized Gain (Loss)	9,006,191
Total Unrealized Gain (Loss)	(6,531,423)
Cost of Purchases	--
Proceeds of Sales	(14,582,992)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$3,122,735
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$(172,421)
Convertible Preferred Stocks
Beginning Balance	$ 17,868,960
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	2,510,325
Cost of Purchases	44,080,111
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(17,868,941)
Ending Balance	$46,590,455
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$2,510,325

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.5%
Netherlands	3.3%
Denmark	2.4%
Canada	2.2%
Cayman Islands	1.9%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $207,932,411) — See accompanying schedule: Unaffiliated issuers (cost $1,902,943,323)	$2,514,832,219
Fidelity Central Funds (cost $236,771,968)	236,776,091
Total Investment in Securities (cost $2,139,715,291)		$2,751,608,310
Receivable for investments sold		17,808,561
Receivable for fund shares sold		1,017,233
Dividends receivable		6,512,194
Distributions receivable from Fidelity Central Funds		82,388
Prepaid expenses		13,840
Other receivables		60,533
Total assets		2,777,103,059
Liabilities
Payable for investments purchased	$34,298,706
Payable for fund shares redeemed	5,040,004
Accrued management fee	1,131,405
Distribution and service plan fees payable	524,171
Other affiliated payables	446,872
Unrealized depreciation on unfunded commitments	215,400
Other payables and accrued expenses	79,408
Collateral on securities loaned	217,588,500
Total liabilities		259,324,466
Net Assets		$2,517,778,593
Net Assets consist of:
Paid in capital		$1,620,960,288
Total accumulated earnings (loss)		896,818,305
Net Assets		$2,517,778,593
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($808,609,852 ÷ 24,821,445 shares)(a)		$32.58
Maximum offering price per share (100/94.25 of $32.58)		$34.57
Class M:
Net Asset Value and redemption price per share ($161,618,605 ÷ 5,325,394 shares)(a)		$30.35
Maximum offering price per share (100/96.50 of $30.35)		$31.45
Class C:
Net Asset Value and offering price per share ($328,416,607 ÷ 12,257,365 shares)(a)		$26.79
Class I:
Net Asset Value, offering price and redemption price per share ($1,129,492,474 ÷ 32,272,195 shares)		$35.00
Class Z:
Net Asset Value, offering price and redemption price per share ($89,641,055 ÷ 2,557,598 shares)		$35.05

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$30,855,006
Income from Fidelity Central Funds (including $736,788 from security lending)		756,433
Total income		31,611,439
Expenses
Management fee	$13,877,275
Transfer agent fees	4,675,677
Distribution and service plan fees	6,694,056
Accounting fees	780,939
Custodian fees and expenses	66,954
Independent trustees' fees and expenses	11,424
Registration fees	119,070
Audit	66,947
Legal	5,735
Interest	570
Miscellaneous	15,213
Total expenses before reductions	26,313,860
Expense reductions	(161,873)
Total expenses after reductions		26,151,987
Net investment income (loss)		5,459,452
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	577,410,681
Fidelity Central Funds	559
Total net realized gain (loss)		577,411,240
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(244,610,197)
Fidelity Central Funds	(3,683)
Unfunded commitments	(215,400)
Total change in net unrealized appreciation (depreciation)		(244,829,280)
Net gain (loss)		332,581,960
Net increase (decrease) in net assets resulting from operations		$338,041,412

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,459,452	$1,962,344
Net realized gain (loss)	577,411,240	5,639,561
Change in net unrealized appreciation (depreciation)	(244,829,280)	538,898,836
Net increase (decrease) in net assets resulting from operations	338,041,412	546,500,741
Distributions to shareholders	(228,190,286)	(142,937,680)
Share transactions - net increase (decrease)	1,156,643	(167,947,129)
Total increase (decrease) in net assets	111,007,769	235,615,932
Net Assets
Beginning of period	2,406,770,824	2,171,154,892
End of period	$2,517,778,593	$2,406,770,824

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Biotechnology Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.03	$25.48	$27.80	$24.45	$21.39
Income from Investment Operations
Net investment income (loss)A	.07	.03	.03	(.14)	(.15)B
Net realized and unrealized gain (loss)	4.42	7.40	(1.76)	3.49	3.21
Total from investment operations	4.49	7.43	(1.73)	3.35	3.06
Distributions from net investment income	(.13)	–	–	–	–
Distributions from net realized gain	(2.81)	(1.88)	(.59)	–	–
Total distributions	(2.94)	(1.88)	(.59)	–	–
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$32.58	$31.03	$25.48	$27.80	$24.45
Total ReturnD,E	14.03%	30.00%	(6.17)%	13.70%	14.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.01%	1.02%	1.04%	1.06%	1.05%
Expenses net of fee waivers, if any	1.00%	1.02%	1.03%	1.06%	1.05%
Expenses net of all reductions	1.00%	1.02%	1.03%	1.06%	1.04%
Net investment income (loss)	.20%	.11%	.13%	(.53)%	(.69)%B
Supplemental Data
Net assets, end of period (000 omitted)	$808,610	$722,896	$616,894	$766,303	$787,802
Portfolio turnover rateH	72%	66%	62%	45%	30%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.71) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.08	$24.02	$26.32	$23.22	$20.39
Income from Investment Operations
Net investment income (loss)A	(.02)	(.05)	(.04)	(.21)	(.21)B
Net realized and unrealized gain (loss)	4.14	6.96	(1.67)	3.31	3.04
Total from investment operations	4.12	6.91	(1.71)	3.10	2.83
Distributions from net investment income	(.07)	–	–	–	–
Distributions from net realized gain	(2.78)	(1.85)	(.59)	–	–
Total distributions	(2.85)	(1.85)	(.59)	–	–
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$30.35	$29.08	$24.02	$26.32	$23.22
Total ReturnD,E	13.69%	29.64%	(6.44)%	13.35%	13.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.28%	1.32%	1.34%	1.38%	1.38%
Expenses net of fee waivers, if any	1.28%	1.32%	1.34%	1.38%	1.38%
Expenses net of all reductions	1.28%	1.31%	1.34%	1.38%	1.38%
Net investment income (loss)	(.07)%	(.18)%	(.18)%	(.84)%	(1.02)%B
Supplemental Data
Net assets, end of period (000 omitted)	$161,619	$144,568	$119,312	$135,879	$127,734
Portfolio turnover rateH	72%	66%	62%	45%	30%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.05) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$25.97	$21.71	$23.96	$21.23	$18.71
Income from Investment Operations
Net investment income (loss)A	(.15)	(.15)	(.14)	(.29)	(.27)B
Net realized and unrealized gain (loss)	3.71	6.26	(1.52)	3.02	2.79
Total from investment operations	3.56	6.11	(1.66)	2.73	2.52
Distributions from net investment income	(.01)	–	–	–	–
Distributions from net realized gain	(2.73)	(1.85)	(.59)	–	–
Total distributions	(2.74)	(1.85)	(.59)	–	–
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$26.79	$25.97	$21.71	$23.96	$21.23
Total ReturnD,E	13.15%	29.07%	(6.87)%	12.86%	13.47%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.75%	1.77%	1.78%	1.80%	1.79%
Expenses net of fee waivers, if any	1.75%	1.77%	1.77%	1.80%	1.79%
Expenses net of all reductions	1.75%	1.76%	1.77%	1.80%	1.79%
Net investment income (loss)	(.55)%	(.63)%	(.61)%	(1.27)%	(1.43)%B
Supplemental Data
Net assets, end of period (000 omitted)	$328,417	$384,420	$398,749	$558,420	$593,489
Portfolio turnover rateH	72%	66%	62%	45%	30%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (1.46) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$33.16	$27.08	$29.42	$25.80	$22.52
Income from Investment Operations
Net investment income (loss)A	.17	.11	.11	(.07)	(.10)B
Net realized and unrealized gain (loss)	4.72	7.88	(1.86)	3.69	3.38
Total from investment operations	4.89	7.99	(1.75)	3.62	3.28
Distributions from net investment income	(.21)	–	–	–	–
Distributions from net realized gain	(2.85)	(1.91)	(.59)	–	–
Total distributions	(3.05)C	(1.91)	(.59)	–	–
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$35.00	$33.16	$27.08	$29.42	$25.80
Total ReturnE	14.34%	30.32%	(5.89)%	14.03%	14.56%
Ratios to Average Net AssetsF,G
Expenses before reductions	.74%	.75%	.76%	.79%	.78%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.79%	.78%
Expenses net of all reductions	.74%	.75%	.76%	.79%	.77%
Net investment income (loss)	.47%	.38%	.40%	(.26)%	(.42)%B
Supplemental Data
Net assets, end of period (000 omitted)	$1,129,492	$1,092,145	$1,006,084	$1,307,833	$1,156,358
Portfolio turnover rateH	72%	66%	62%	45%	30%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.01 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.44) %.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Biotechnology Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$33.22	$27.10	$30.06
Income from Investment Operations
Net investment income (loss)B	.21	.15	.16
Net realized and unrealized gain (loss)	4.74	7.90	(2.53)
Total from investment operations	4.95	8.05	(2.37)
Distributions from net investment income	(.26)	(.02)	–
Distributions from net realized gain	(2.87)	(1.91)	(.59)
Total distributions	(3.12)C	(1.93)	(.59)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$35.05	$33.22	$27.10
Total ReturnD,E	14.49%	30.53%	(7.83)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%	.62%	.63%H
Expenses net of fee waivers, if any	.61%	.62%	.63%H
Expenses net of all reductions	.61%	.62%	.62%H
Net investment income (loss)	.60%	.51%	.73%H
Supplemental Data
Net assets, end of period (000 omitted)	$89,641	$62,743	$30,116
Portfolio turnover rateI	72%	66%	62%H

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	21.02%	10.12%	7.89%
Class M (incl. 3.50% sales charge)	23.62%	10.38%	7.88%
Class C (incl. contingent deferred sales charge)	26.44%	10.61%	7.88%
Class I	28.74%	11.73%	8.80%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Communications Equipment Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,373	Fidelity Advisor® Communications Equipment Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Communications Equipment Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Caroline Tall:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 27% to 29%, roughly in line with the 27.58% gain of the MSCI North America IMI + ADR Custom Communications Equipment 25/50 Linked Index, but underperforming the broad-based S&P 500® index. Versus the industry index, out-of-index exposure to the systems software industry was a meaningful contributor. Security selection in communications equipment also lifted the fund's relative result. Our top individual relative contributor was an out-of-index stake in Cloudflare (+197%). Also boosting value was our outsized stake in Calix Networks, which gained about 133%. Calix Networks was among our largest holdings. Another notable relative contributor was our lighter-than-index stake in index heavyweight Cisco Systems (+21%), which was the fund's biggest holding. Conversely, the primary detractor from performance versus the industry index was a small non-index stake in internet services & infrastructure. Security selection in application software also hindered relative performance. The biggest individual relative detractor was an underweight position in Nokia (+27%), which was among the fund's largest holdings. The fund's non-index stake in Ping Identity Holding, a position not held at period end, returned -34%. Another notable relative detractor was an underweighting in Arista Networks (+46%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Communications Equipment Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Cisco Systems, Inc.	24.3
Ericsson (B Shares) sponsored ADR	14.4
Motorola Solutions, Inc.	6.2
Nokia Corp. sponsored ADR	5.3
Ciena Corp.	5.0
F5 Networks, Inc.	4.9
Calix, Inc.	4.7
Juniper Networks, Inc.	4.5
Lumentum Holdings, Inc.	3.8
CommScope Holding Co., Inc.	3.7
76.8

Top Industries (% of fund's net assets)

As of July 31, 2021
Communications Equipment	97.7%
Software	2.3%
IT Services	0.5%
All Others*,**	(0.5)%

* Includes short-term investments and net other assets (liabilities).

** Not included in pie chart.

Fidelity Advisor® Communications Equipment Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 100.5%
	Shares	Value
Communications Equipment - 97.7%
Communications Equipment - 97.7%
ADTRAN, Inc.	14,479	$324,474
Arista Networks, Inc. (a)	1,605	610,526
Calix, Inc. (a)	19,773	924,981
Cambium Networks Corp. (a)	6,233	274,564
Casa Systems, Inc. (a)	7,819	58,721
Ciena Corp. (a)	16,757	974,252
Cisco Systems, Inc.	85,862	4,754,180
CommScope Holding Co., Inc. (a)	34,170	723,037
Digi International, Inc. (a)	6,780	140,210
EchoStar Holding Corp. Class A (a)(b)	14,786	329,728
Ericsson (B Shares) sponsored ADR	244,105	2,814,531
Evertz Technologies Ltd.	4,790	54,749
Extreme Networks, Inc. (a)	30,409	334,803
F5 Networks, Inc. (a)	4,620	954,076
Harmonic, Inc. (a)	16,874	149,335
Inseego Corp. (a)(b)	7,934	68,946
Juniper Networks, Inc.	31,111	875,464
Lumentum Holdings, Inc. (a)	8,885	746,251
Motorola Solutions, Inc.	5,401	1,209,392
NetScout Systems, Inc. (a)	13,120	377,331
Nokia Corp. sponsored ADR (a)	168,968	1,027,325
Radware Ltd. (a)	19	612
Ribbon Communications, Inc. (a)	10,842	74,918
Sierra Wireless, Inc. (a)	10,356	199,965
ViaSat, Inc. (a)	10,273	509,952
Viavi Solutions, Inc. (a)	35,058	585,118
		19,097,441
Electronic Equipment & Components - 0.0%
Electronic Components - 0.0%
Corning, Inc.	33	1,381
IT Services - 0.5%
Internet Services & Infrastructure - 0.5%
Rackspace Technology, Inc. (a)(b)	5,027	89,229
Software - 2.3%
Application Software - 0.1%
Citrix Systems, Inc.	1	101
Smith Micro Software, Inc. (a)	2,800	15,848
		15,949
Systems Software - 2.2%
Cloudflare, Inc. (a)	2,682	318,166
Fortinet, Inc. (a)	436	118,697
		436,863

TOTAL SOFTWARE		452,812

TOTAL COMMON STOCKS
(Cost $11,460,865)		19,640,863

Money Market Funds - 0.8%
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)
(Cost $158,575)	158,559	158,575
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $11,619,440)		19,799,438
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(257,522)
NET ASSETS - 100%		$19,541,916

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment made with cash collateral received from securities on loan.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$299
Fidelity Securities Lending Cash Central Fund	5,889
Total	$6,188

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$810,855	$8,309,844	$9,120,663	$(36)	$--	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	266,925	7,715,285	7,823,635	--	--	158,575	0.0%
Total	$1,077,780	$16,025,129	$16,944,298	$(36)	$--	$158,575

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$19,640,863	$19,640,863	$--	$--
Money Market Funds	158,575	158,575	--	--
Total Investments in Securities:	$19,799,438	$19,799,438	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	77.6%
Sweden	14.4%
Finland	5.3%
Cayman Islands	1.4%
Canada	1.3%
Others (Individually Less Than 1%)	0.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Communications Equipment Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $149,810) — See accompanying schedule: Unaffiliated issuers (cost $11,460,865)	$19,640,863
Fidelity Central Funds (cost $158,575)	158,575
Total Investment in Securities (cost $11,619,440)		$19,799,438
Receivable for investments sold		645,198
Distributions receivable from Fidelity Central Funds		48
Prepaid expenses		87
Other receivables		651
Total assets		20,445,422
Liabilities
Payable to custodian bank	$506,599
Payable for fund shares redeemed	178,420
Accrued management fee	10,795
Distribution and service plan fees payable	6,057
Other affiliated payables	5,480
Other payables and accrued expenses	37,805
Collateral on securities loaned	158,350
Total liabilities		903,506
Net Assets		$19,541,916
Net Assets consist of:
Paid in capital		$10,539,033
Total accumulated earnings (loss)		9,002,883
Net Assets		$19,541,916
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($10,484,689 ÷ 553,563 shares)(a)		$18.94
Maximum offering price per share (100/94.25 of $18.94)		$20.10
Class M:
Net Asset Value and redemption price per share ($4,746,728 ÷ 263,010 shares)(a)		$18.05
Maximum offering price per share (100/96.50 of $18.05)		$18.70
Class C:
Net Asset Value and offering price per share ($1,853,343 ÷ 114,356 shares)(a)		$16.21
Class I:
Net Asset Value, offering price and redemption price per share ($2,457,156 ÷ 123,543 shares)		$19.89

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$225,461
Income from Fidelity Central Funds (including $5,889 from security lending)		6,188
Total income		231,649
Expenses
Management fee	$105,683
Transfer agent fees	53,664
Distribution and service plan fees	75,328
Accounting fees	7,801
Custodian fees and expenses	8,430
Independent trustees' fees and expenses	85
Registration fees	52,306
Audit	45,557
Legal	244
Miscellaneous	196
Total expenses before reductions	349,294
Expense reductions	(44,595)
Total expenses after reductions		304,699
Net investment income (loss)		(73,050)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,250,915
Fidelity Central Funds	(36)
Foreign currency transactions	174
Total net realized gain (loss)		2,251,053
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,789,919
Assets and liabilities in foreign currencies	(1)
Total change in net unrealized appreciation (depreciation)		2,789,918
Net gain (loss)		5,040,971
Net increase (decrease) in net assets resulting from operations		$4,967,921

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(73,050)	$(73,819)
Net realized gain (loss)	2,251,053	(974,368)
Change in net unrealized appreciation (depreciation)	2,789,918	(1,126,563)
Net increase (decrease) in net assets resulting from operations	4,967,921	(2,174,750)
Share transactions - net increase (decrease)	(4,536,847)	(8,916,500)
Total increase (decrease) in net assets	431,074	(11,091,250)
Net Assets
Beginning of period	19,110,842	30,202,092
End of period	$19,541,916	$19,110,842

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Communications Equipment Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.75	$15.76	$15.17	$13.69	$12.09
Income from Investment Operations
Net investment income (loss)A	(.04)	(.03)	(.01)	.03	.07
Net realized and unrealized gain (loss)	4.23	(.98)	1.04	2.08	1.76
Total from investment operations	4.19	(1.01)	1.03	2.11	1.83
Distributions from net investment income	–	–	–	(.04)B	(.05)
Distributions from net realized gain	–	–	(.44)	(.59)B	(.18)
Total distributions	–	–	(.44)	(.63)	(.23)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$18.94	$14.75	$15.76	$15.17	$13.69
Total ReturnD,E	28.41%	(6.41)%	7.09%	15.86%	15.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.63%	1.64%	1.47%	1.76%	1.78%
Expenses net of fee waivers, if any	1.40%	1.41%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.37%	1.39%	1.39%	1.39%
Net investment income (loss)	(.24)%	(.20)%	(.09)%	.21%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$10,485	$10,654	$14,991	$8,860	$6,247
Portfolio turnover rateH	63%	138%	98%	60%	71%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.09	$15.09	$14.59	$13.18	$11.65
Income from Investment Operations
Net investment income (loss)A	(.08)	(.06)	(.05)	–	.04
Net realized and unrealized gain (loss)	4.04	(.94)	.99	2.00	1.69
Total from investment operations	3.96	(1.00)	.94	2.00	1.73
Distributions from net investment income	–	–	–	(.02)B	(.02)
Distributions from net realized gain	–	–	(.44)	(.57)B	(.18)
Total distributions	–	–	(.44)	(.59)	(.20)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$18.05	$14.09	$15.09	$14.59	$13.18
Total ReturnD,E	28.11%	(6.63)%	6.75%	15.69%	14.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.90%	1.91%	1.80%	2.11%	2.11%
Expenses net of fee waivers, if any	1.65%	1.66%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.62%	1.64%	1.64%	1.64%
Net investment income (loss)	(.49)%	(.45)%	(.34)%	(.04)%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$4,747	$4,197	$5,242	$4,943	$4,236
Portfolio turnover rateH	63%	138%	98%	60%	71%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.72	$13.69	$13.34	$12.10	$10.74
Income from Investment Operations
Net investment income (loss)A	(.14)	(.12)	(.11)	(.07)	(.02)
Net realized and unrealized gain (loss)	3.63	(.85)	.90	1.84	1.56
Total from investment operations	3.49	(.97)	.79	1.77	1.54
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	–	–	(.44)	(.53)	(.18)
Total distributions	–	–	(.44)	(.53)	(.18)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$16.21	$12.72	$13.69	$13.34	$12.10
Total ReturnC,D	27.44%	(7.09)%	6.25%	15.06%	14.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.42%	2.42%	2.28%	2.54%	2.55%
Expenses net of fee waivers, if any	2.15%	2.16%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.15%	2.12%	2.14%	2.14%	2.14%
Net investment income (loss)	(.99)%	(.95)%	(.84)%	(.54)%	(.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,853	$2,695	$5,264	$4,684	$3,066
Portfolio turnover rateG	63%	138%	98%	60%	71%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Communications Equipment Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.45	$16.47	$15.79	$14.22	$12.54
Income from Investment Operations
Net investment income (loss)A	–B	.01	.03	.07	.11
Net realized and unrealized gain (loss)	4.44	(1.03)	1.09	2.16	1.83
Total from investment operations	4.44	(1.02)	1.12	2.23	1.94
Distributions from net investment income	–	–	–	(.05)C	(.08)
Distributions from net realized gain	–	–	(.44)	(.61)C	(.18)
Total distributions	–	–	(.44)	(.66)	(.26)
Redemption fees added to paid in capitalA	–	–	–	–B	–B
Net asset value, end of period	$19.89	$15.45	$16.47	$15.79	$14.22
Total ReturnD	28.74%	(6.19)%	7.39%	16.21%	15.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.20%	1.27%	1.12%	1.42%	1.46%
Expenses net of fee waivers, if any	1.15%	1.16%	1.12%	1.15%	1.15%
Expenses net of all reductions	1.14%	1.12%	1.11%	1.14%	1.14%
Net investment income (loss)	.01%	.05%	.19%	.47%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$2,457	$1,565	$4,705	$2,773	$4,733
Portfolio turnover rateG	63%	138%	98%	60%	71%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	29.76%	16.83%	15.38%
Class M (incl. 3.50% sales charge)	32.52%	17.07%	15.32%
Class C (incl. contingent deferred sales charge)	35.66%	17.33%	15.37%
Class I	38.05%	18.55%	16.40%
Class Z	38.23%	18.64%	16.44%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Consumer Discretionary Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$41,795	Fidelity Advisor® Consumer Discretionary Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Consumer Discretionary Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Katherine Shaw:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 37% to 38%, trailing the 47.04% advance of the MSCI US IMI Consumer Discretionary 25/50 Index, but outperforming the broad-based S&P 500® index. The largest detractor from performance versus the sector index was an underweighting in automobile manufacturers. Security selection in general merchandise stores and computer & electronics retail also hurt. An underweighting in Tesla, a stake we established this period, was the fund's largest individual relative detractor and gained 140% the past year. Our second-largest relative detractor this period was avoiding General Motors, an index component that gained approximately 128%. Also hurting performance was our overweighting in Ollies Bargain Outlet Holdings, which returned about -11%. We added to our position the past 12 months. Conversely, the biggest contributor to performance versus the sector index were stock picks in apparel, accessories & luxury goods. Also helping the fund's relative performance was an overweighting in apparel retail and an underweighting in internet & direct marketing retail. The fund's largest individual relative contributor was an outsized stake in Capri Holdings, which gained 277% the past year. We increased our stake in this company. Also helping performance was our overweighting in Tapestry, which gained roughly 216%. We added to our position the past 12 months. Another notable relative contributor was an outsized stake in Caesars Entertainment (+180%). Notable changes in positioning include a higher allocation to the apparel, accessories & luxury goods and hotels, resorts & cruise lines subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Consumer Discretionary Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Amazon.com, Inc.	21.6
The Home Depot, Inc.	5.7
Tesla, Inc.	5.6
NIKE, Inc. Class B	4.2
Capri Holdings Ltd.	3.2
Lowe's Companies, Inc.	2.9
Starbucks Corp.	2.7
Tapestry, Inc.	2.5
Burlington Stores, Inc.	2.4
Booking Holdings, Inc.	2.2
53.0

Top Industries (% of fund's net assets)

As of July 31, 2021
Internet & Direct Marketing Retail	24.5%
Specialty Retail	19.3%
Hotels, Restaurants & Leisure	19.2%
Textiles, Apparel & Luxury Goods	16.6%
Multiline Retail	6.3%
All Others*	14.1%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Consumer Discretionary Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
Auto Components - 0.2%
Auto Parts & Equipment - 0.2%
Adient PLC (a)	41,231	$1,737,062
Automobiles - 6.1%
Automobile Manufacturers - 6.1%
Ferrari NV	15,403	3,362,321
Tesla, Inc. (a)	60,500	41,575,600
		44,937,921
Building Products - 0.3%
Building Products - 0.3%
The AZEK Co., Inc. (a)	52,400	1,905,788
Commercial Services & Supplies - 0.3%
Diversified Support Services - 0.3%
Copart, Inc. (a)	14,251	2,094,897
Diversified Consumer Services - 0.2%
Education Services - 0.2%
Grand Canyon Education, Inc. (a)	12,082	1,116,014
Entertainment - 0.6%
Movies & Entertainment - 0.6%
Cinemark Holdings, Inc. (a)(b)	136,800	2,124,504
Live Nation Entertainment, Inc. (a)	33,000	2,603,370
		4,727,874
Food & Staples Retailing - 1.5%
Food Distributors - 1.1%
Performance Food Group Co. (a)	77,508	3,551,417
U.S. Foods Holding Corp. (a)	146,400	5,027,376
		8,578,793
Hypermarkets & Super Centers - 0.4%
BJ's Wholesale Club Holdings, Inc. (a)	56,690	2,870,782

TOTAL FOOD & STAPLES RETAILING		11,449,575

Hotels, Restaurants & Leisure - 19.2%
Casinos & Gaming - 3.6%
Caesars Entertainment, Inc. (a)	146,385	12,788,194
Churchill Downs, Inc.	36,609	6,801,952
MGM Resorts International	10,100	379,053
Penn National Gaming, Inc. (a)	95,600	6,537,128
		26,506,327
Hotels, Resorts & Cruise Lines - 8.3%
Airbnb, Inc. Class A	28,700	4,133,087
Booking Holdings, Inc. (a)	7,550	16,445,863
Expedia, Inc. (a)	70,100	11,276,987
Hilton Worldwide Holdings, Inc. (a)	90,400	11,883,080
Lindblad Expeditions Holdings (a)	80,642	1,103,989
Marriott International, Inc. Class A (a)	66,170	9,659,497
Marriott Vacations Worldwide Corp. (a)	26,346	3,882,610
Wyndham Hotels & Resorts, Inc.	47,600	3,430,056
		61,815,169
Leisure Facilities - 0.8%
Planet Fitness, Inc. (a)	36,543	2,749,130
Vail Resorts, Inc. (a)	10,817	3,301,348
		6,050,478
Restaurants - 6.5%
ARAMARK Holdings Corp.	81,317	2,856,666
Chipotle Mexican Grill, Inc. (a)	3,828	7,133,248
Domino's Pizza, Inc.	7,800	4,098,822
McDonald's Corp.	28,108	6,822,093
Noodles & Co. (a)	186,813	2,230,547
Restaurant Brands International, Inc.	53,400	3,643,322
Ruth's Hospitality Group, Inc. (a)	46,631	931,221
Starbucks Corp.	165,979	20,154,830
		47,870,749

TOTAL HOTELS, RESTAURANTS & LEISURE		142,242,723

Household Durables - 3.1%
Home Furnishings - 0.5%
Purple Innovation, Inc. (a)	80,141	2,110,914
Tempur Sealy International, Inc.	36,300	1,570,701
		3,681,615
Homebuilding - 2.6%
D.R. Horton, Inc.	81,519	7,779,358
Lennar Corp. Class A	60,007	6,309,736
NVR, Inc. (a)	972	5,076,367
		19,165,461

TOTAL HOUSEHOLD DURABLES		22,847,076

Interactive Media & Services - 1.0%
Interactive Media & Services - 1.0%
Alphabet, Inc. Class A (a)	1,453	3,915,152
Facebook, Inc. Class A (a)	9,100	3,242,330
		7,157,482
Internet & Direct Marketing Retail - 24.5%
Internet & Direct Marketing Retail - 24.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	8,200	1,600,558
Amazon.com, Inc. (a)	48,150	160,223,458
Deliveroo PLC	20,000	87,153
Deliveroo PLC Class A (a)(c)	68,400	313,751
eBay, Inc.	81,900	5,586,399
Farfetch Ltd. Class A (a)	65,291	3,272,385
Global-e Online Ltd. (a)	5,500	383,020
MercadoLibre, Inc. (a)	4,000	6,274,800
The RealReal, Inc. (a)	151,305	2,498,046
Wayfair LLC Class A (a)	6,719	1,621,698
		181,861,268
IT Services - 0.2%
Data Processing & Outsourced Services - 0.2%
Visa, Inc. Class A	6,400	1,576,896
Multiline Retail - 6.3%
Department Stores - 0.8%
Kohl's Corp.	53,900	2,738,120
Nordstrom, Inc. (a)	93,200	3,084,920
		5,823,040
General Merchandise Stores - 5.5%
B&M European Value Retail SA	140,776	1,082,103
Dollar General Corp.	61,758	14,367,381
Dollar Tree, Inc. (a)	75,116	7,495,826
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	60,943	5,673,793
Target Corp.	46,100	12,034,405
		40,653,508

TOTAL MULTILINE RETAIL		46,476,548

Personal Products - 0.0%
Personal Products - 0.0%
Herbalife Nutrition Ltd. (a)	2,200	112,068
Road & Rail - 0.6%
Trucking - 0.6%
Lyft, Inc. (a)	45,252	2,503,341
Uber Technologies, Inc. (a)	45,100	1,960,046
		4,463,387
Specialty Retail - 19.3%
Apparel Retail - 6.9%
American Eagle Outfitters, Inc. (b)	222,600	7,673,022
Aritzia LP (a)	35,500	1,041,155
Bath & Body Works, Inc.	42,433	3,397,610
Burlington Stores, Inc. (a)	52,725	17,652,330
Ross Stores, Inc.	81,011	9,939,240
TJX Companies, Inc.	167,148	11,501,454
Torrid Holdings, Inc.	6,200	144,770
		51,349,581
Automotive Retail - 0.7%
Carvana Co. Class A (a)	14,915	5,034,707
Home Improvement Retail - 9.5%
Floor & Decor Holdings, Inc. Class A (a)	52,677	6,427,121
Lowe's Companies, Inc.	113,272	21,826,382
The Home Depot, Inc.	127,718	41,915,770
		70,169,273
Specialty Stores - 2.2%
Academy Sports & Outdoors, Inc.	40,267	1,491,892
Dick's Sporting Goods, Inc.	32,200	3,353,308
Five Below, Inc. (a)	26,063	5,067,168
Sally Beauty Holdings, Inc. (a)	60,400	1,142,768
Ulta Beauty, Inc. (a)	15,800	5,305,640
		16,360,776

TOTAL SPECIALTY RETAIL		142,914,337

Textiles, Apparel & Luxury Goods - 16.6%
Apparel, Accessories & Luxury Goods - 11.1%
adidas AG	6,984	2,535,968
Canada Goose Holdings, Inc. (a)	17,066	724,443
Capri Holdings Ltd. (a)	422,179	23,772,899
G-III Apparel Group Ltd. (a)	64,255	1,918,654
Hermes International SCA	726	1,110,109
Kontoor Brands, Inc.	26,900	1,489,722
Levi Strauss & Co. Class A	91,700	2,523,584
lululemon athletica, Inc. (a)	14,158	5,665,607
LVMH Moet Hennessy Louis Vuitton SE	6,215	4,976,148
PVH Corp. (a)	147,716	15,454,048
Ralph Lauren Corp.	32,200	3,655,344
Tapestry, Inc. (a)	442,052	18,698,800
		82,525,326
Footwear - 5.5%
Crocs, Inc. (a)	1,900	258,039
Deckers Outdoor Corp. (a)	20,927	8,597,858
NIKE, Inc. Class B	184,454	30,897,890
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	19,500	1,046,760
		40,800,547

TOTAL TEXTILES, APPAREL & LUXURY GOODS		123,325,873

TOTAL COMMON STOCKS
(Cost $433,843,223)		740,946,789

Money Market Funds - 1.9%
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)
(Cost $13,937,765)	13,936,372	13,937,765
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $447,780,988)		754,884,554
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(14,069,734)
NET ASSETS - 100%		$740,814,820

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $313,751 or 0.0% of net assets.

 (d) Investment made with cash collateral received from securities on loan.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,369
Fidelity Securities Lending Cash Central Fund	6,301
Total	$8,670

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,545,113	$157,065,954	$158,611,099	$187	$(155)	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,635,025	73,128,853	60,826,113	--	--	13,937,765	0.0%
Total	$3,180,138	$230,194,807	$219,437,212	$187	$(155)	$13,937,765

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$740,946,789	$735,883,488	$5,063,301	$--
Money Market Funds	13,937,765	13,937,765	--	--
Total Investments in Securities:	$754,884,554	$749,821,253	$5,063,301	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Consumer Discretionary Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $13,602,672) — See accompanying schedule: Unaffiliated issuers (cost $433,843,223)	$740,946,789
Fidelity Central Funds (cost $13,937,765)	13,937,765
Total Investment in Securities (cost $447,780,988)		$754,884,554
Receivable for investments sold		2,237,447
Receivable for fund shares sold		704,338
Dividends receivable		126,633
Distributions receivable from Fidelity Central Funds		1,732
Prepaid expenses		2,046
Other receivables		11,549
Total assets		757,968,299
Liabilities
Payable to custodian bank	$861,351
Payable for investments purchased	$1,340,977
Payable for fund shares redeemed	369,942
Accrued management fee	325,488
Distribution and service plan fees payable	146,766
Other affiliated payables	118,889
Other payables and accrued expenses	52,476
Collateral on securities loaned	13,937,590
Total liabilities		17,153,479
Net Assets		$740,814,820
Net Assets consist of:
Paid in capital		$406,897,422
Total accumulated earnings (loss)		333,917,398
Net Assets		$740,814,820
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($259,487,907 ÷ 5,673,096 shares)(a)		$45.74
Maximum offering price per share (100/94.25 of $45.74)		$48.53
Class M:
Net Asset Value and redemption price per share ($48,287,861 ÷ 1,143,436 shares)(a)		$42.23
Maximum offering price per share (100/96.50 of $42.23)		$43.76
Class C:
Net Asset Value and offering price per share ($85,549,234 ÷ 2,388,129 shares)(a)		$35.82
Class I:
Net Asset Value, offering price and redemption price per share ($259,845,680 ÷ 5,206,510 shares)		$49.91
Class Z:
Net Asset Value, offering price and redemption price per share ($87,644,138 ÷ 1,749,311 shares)		$50.10

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$3,261,977
Income from Fidelity Central Funds (including $6,301 from security lending)		8,670
Total income		3,270,647
Expenses
Management fee	$3,159,015
Transfer agent fees	986,549
Distribution and service plan fees	1,544,156
Accounting fees	221,211
Custodian fees and expenses	14,361
Independent trustees' fees and expenses	2,400
Registration fees	129,982
Audit	57,129
Legal	3,156
Interest	426
Miscellaneous	2,854
Total expenses before reductions	6,121,239
Expense reductions	(27,264)
Total expenses after reductions		6,093,975
Net investment income (loss)		(2,823,328)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,042,588
Fidelity Central Funds	187
Foreign currency transactions	3,033
Total net realized gain (loss)		37,045,808
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	139,568,192
Fidelity Central Funds	(155)
Assets and liabilities in foreign currencies	133
Total change in net unrealized appreciation (depreciation)		139,568,170
Net gain (loss)		176,613,978
Net increase (decrease) in net assets resulting from operations		$173,790,650

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,823,328)	$(691,258)
Net realized gain (loss)	37,045,808	7,551,819
Change in net unrealized appreciation (depreciation)	139,568,170	44,691,635
Net increase (decrease) in net assets resulting from operations	173,790,650	51,552,196
Distributions to shareholders	(7,826,027)	(11,256,995)
Share transactions - net increase (decrease)	132,554,621	(27,377,411)
Total increase (decrease) in net assets	298,519,244	12,917,790
Net Assets
Beginning of period	442,295,576	429,377,786
End of period	$740,814,820	$442,295,576

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Consumer Discretionary Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$33.70	$29.83	$28.22	$22.92	$20.94
Income from Investment Operations
Net investment income (loss)A	(.20)	(.04)	(.02)	(.02)	.06
Net realized and unrealized gain (loss)	12.82	4.73	1.90	5.32	2.01
Total from investment operations	12.62	4.69	1.88	5.30	2.07
Distributions from net investment income	–	–	–	–	(.09)
Distributions from net realized gain	(.58)	(.82)	(.27)	–	–
Total distributions	(.58)	(.82)	(.27)	–	(.09)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$45.74	$33.70	$29.83	$28.22	$22.92
Total ReturnC,D	37.68%	16.03%	6.81%	23.12%	9.93%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.03%	1.07%	1.08%	1.12%	1.10%
Expenses net of fee waivers, if any	1.03%	1.07%	1.08%	1.12%	1.10%
Expenses net of all reductions	1.03%	1.06%	1.07%	1.11%	1.10%
Net investment income (loss)	(.48)%	(.14)%	(.09)%	(.08)%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$259,488	$159,603	$159,298	$146,605	$109,303
Portfolio turnover rateG	35%	41%H	60%	60%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.23	$27.78	$26.36	$21.47	$19.66
Income from Investment Operations
Net investment income (loss)A	(.29)	(.11)	(.09)	(.08)	–B
Net realized and unrealized gain (loss)	11.87	4.38	1.78	4.97	1.89
Total from investment operations	11.58	4.27	1.69	4.89	1.89
Distributions from net investment income	–	–	–	–	(.08)
Distributions from net realized gain	(.58)	(.82)	(.27)	–	–
Total distributions	(.58)	(.82)	(.27)	–	(.08)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$42.23	$31.23	$27.78	$26.36	$21.47
Total ReturnC,D	37.32%	15.70%	6.56%	22.78%	9.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.30%	1.34%	1.34%	1.38%	1.39%
Expenses net of fee waivers, if any	1.30%	1.34%	1.34%	1.38%	1.39%
Expenses net of all reductions	1.29%	1.33%	1.34%	1.38%	1.39%
Net investment income (loss)	(.75)%	(.41)%	(.35)%	(.35)%	(.02)%
Supplemental Data
Net assets, end of period (000 omitted)	$48,288	$33,896	$32,792	$34,622	$26,398
Portfolio turnover rateG	35%	41%H	60%	60%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$26.69	$23.97	$22.90	$18.74	$17.18
Income from Investment Operations
Net investment income (loss)A	(.40)	(.21)	(.19)	(.17)	(.09)
Net realized and unrealized gain (loss)	10.11	3.75	1.53	4.33	1.65
Total from investment operations	9.71	3.54	1.34	4.16	1.56
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.58)	(.82)	(.27)	–	–
Total distributions	(.58)	(.82)	(.27)	–	–
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$35.82	$26.69	$23.97	$22.90	$18.74
Total ReturnC,D	36.66%	15.14%	6.02%	22.20%	9.08%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.79%	1.82%	1.83%	1.87%	1.85%
Expenses net of fee waivers, if any	1.79%	1.82%	1.83%	1.87%	1.85%
Expenses net of all reductions	1.79%	1.82%	1.82%	1.86%	1.85%
Net investment income (loss)	(1.24)%	(.90)%	(.83)%	(.83)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$85,549	$65,223	$70,890	$71,116	$59,958
Portfolio turnover rateG	35%	41%H	60%	60%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$36.63	$32.27	$30.42	$24.64	$22.48
Income from Investment Operations
Net investment income (loss)A	(.10)	.04	.06	.06	.12
Net realized and unrealized gain (loss)	13.96	5.14	2.06	5.72	2.18
Total from investment operations	13.86	5.18	2.12	5.78	2.30
Distributions from net investment income	–	–	–	–	(.14)
Distributions from net realized gain	(.58)	(.82)	(.27)	–	–
Total distributions	(.58)	(.82)	(.27)	–	(.14)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$49.91	$36.63	$32.27	$30.42	$24.64
Total ReturnC	38.05%	16.34%	7.10%	23.46%	10.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.79%	.80%	.84%	.83%
Expenses net of fee waivers, if any	.76%	.79%	.80%	.83%	.83%
Expenses net of all reductions	.76%	.79%	.80%	.83%	.83%
Net investment income (loss)	(.22)%	.13%	.19%	.20%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$259,846	$134,907	$159,613	$152,711	$82,195
Portfolio turnover rateF	35%	41%G	60%	60%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Consumer Discretionary Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$36.72	$32.31	$31.56
Income from Investment Operations
Net investment income (loss)B	(.04)	.09	.10
Net realized and unrealized gain (loss)	14.00	5.14	.92
Total from investment operations	13.96	5.23	1.02
Distributions from net investment income	–	–	–
Distributions from net realized gain	(.58)	(.82)	(.27)
Total distributions	(.58)	(.82)	(.27)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$50.10	$36.72	$32.31
Total ReturnC,D	38.23%	16.48%	3.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.66%	.67%G
Expenses net of fee waivers, if any	.64%	.66%	.66%G
Expenses net of all reductions	.64%	.66%	.66%G
Net investment income (loss)	(.09)%	.26%	.39%G
Supplemental Data
Net assets, end of period (000 omitted)	$87,644	$48,668	$6,786
Portfolio turnover rateH	35%	41%I	60%G

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	38.34%	(5.13)%	(3.94)%
Class M (incl. 3.50% sales charge)	41.24%	(4.92)%	(3.95)%
Class C (incl. contingent deferred sales charge)	44.68%	(4.69)%	(3.93)%
Class I	47.26%	(3.70)%	(3.08)%
Class Z	47.47%	(3.61)%	(3.04)%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018 are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Energy Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$6,691	Fidelity Advisor® Energy Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Energy Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Maurice FitzMaurice:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 46% to 47%, underperforming the 50.13% gain of the MSCI US IMI Energy 25/50 Index, but outperforming the broad-based S&P 500® index. Versus the sector index, security selection was the primary detractor, especially in the integrated oil & gas group. We also had weak stock picks in independent power producers & energy traders and oil & gas refining & marketing. Our non-index stake in BP was the fund's largest individual relative detractor, due to its 18% advance. We decreased our stake in the company the past year. The fund's non-index stake in Vistra, another notable detractor, gained roughly 4%. Avoiding ONEOK, an index component that gained 104%, also hurt relative performance. In contrast, the largest contributor to performance versus the sector index was our stock picks in oil & gas equipment & services. Security selection and an overweighting in oil & gas exploration & production and an underweighting in oil & gas refining & marketing also lifted the fund's relative performance. The biggest individual relative contributor was an overweight position in PDC Energy (+177%). Also adding value was our lighter-than-index stake in Chevron, which gained 28%. The company was among our biggest holdings. The fund's non-index stake in Canadian National Resources, one of our largest holdings as of July 31, gained 94%. Notable changes in positioning include increased exposure to the oil & gas exploration & production subindustry and a lower allocation to oil & gas storage & transportation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Energy Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Exxon Mobil Corp.	14.7
Chevron Corp.	9.8
Royal Dutch Shell PLC Class B sponsored ADR	7.1
Cheniere Energy, Inc.	5.6
Pioneer Natural Resources Co.	4.5
ConocoPhillips Co.	3.9
Canadian Natural Resources Ltd.	3.3
Devon Energy Corp.	3.2
Marathon Petroleum Corp.	3.1
EOG Resources, Inc.	2.9
58.1

Top Industries (% of fund's net assets)

As of July 31, 2021
Oil, Gas & Consumable Fuels	88.1%
Energy Equipment & Services	8.7%
Independent Power and Renewable Electricity Producers	2.4%
Food Products	0.6%
All Others*	0.2%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Energy Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
Energy Equipment & Services - 8.7%
Oil & Gas Drilling - 0.6%
Nabors Industries Ltd. (a)	13,312	$1,164,933
Nabors Industries Ltd. warrants 6/11/26 (a)	6,604	42,926
Odfjell Drilling Ltd. (a)	914,756	2,099,805
Shelf Drilling Ltd. (a)(b)	691,228	373,594
		3,681,258
Oil & Gas Equipment & Services - 8.1%
Baker Hughes Co. Class A	566,500	12,032,460
Cactus, Inc.	38,900	1,401,956
Championx Corp. (a)	89,200	2,073,008
Nextier Oilfield Solutions, Inc. (a)	993,900	3,796,698
Oceaneering International, Inc. (a)	251,700	3,337,542
ProPetro Holding Corp. (a)	547,700	4,135,135
Schlumberger Ltd.	253,818	7,317,573
Technip Energies NV (a)	252,020	3,415,603
TechnipFMC PLC (a)	982,500	7,093,650
		44,603,625

TOTAL ENERGY EQUIPMENT & SERVICES		48,284,883

Food Products - 0.6%
Agricultural Products - 0.6%
Darling Ingredients, Inc. (a)	46,700	3,225,569
Independent Power and Renewable Electricity Producers - 2.4%
Independent Power Producers & Energy Traders - 2.4%
The AES Corp.	33,200	786,840
Vistra Corp.	632,700	12,116,205
		12,903,045
Oil, Gas & Consumable Fuels - 88.1%
Coal & Consumable Fuels - 0.2%
Enviva Partners LP	24,800	1,339,200
Integrated Oil & Gas - 37.2%
BP PLC sponsored ADR	402,800	9,739,704
Chevron Corp.	530,170	53,976,608
Exxon Mobil Corp.	1,413,861	81,395,980
Occidental Petroleum Corp.	424,500	11,079,450
Occidental Petroleum Corp. warrants 8/3/27 (a)	36,987	396,871
Royal Dutch Shell PLC Class B sponsored ADR	987,600	39,059,580
Suncor Energy, Inc.	481,300	9,474,774
Total SA sponsored ADR	13,000	567,190
		205,690,157
Oil & Gas Exploration & Production - 32.5%
Antero Resources Corp. (a)	421,400	5,731,040
APA Corp.	830,400	15,570,000
Callon Petroleum Co. (a)(c)	46,440	1,827,878
Canadian Natural Resources Ltd.	551,800	18,209,046
Cimarex Energy Co.	108,300	7,061,160
ConocoPhillips Co.	386,050	21,641,963
Devon Energy Corp.	681,400	17,607,376
Diamondback Energy, Inc.	55,600	4,288,428
EOG Resources, Inc.	221,586	16,144,756
Extraction Oil & Gas, Inc. (a)	39,800	1,770,702
Hess Corp.	165,000	12,612,600
Magnolia Oil & Gas Corp. Class A	233,400	3,267,600
National Energy Services Reunited Corp. (a)	487,800	6,292,620
Northern Oil & Gas, Inc.	70,830	1,223,234
Ovintiv, Inc.	140,800	3,612,928
PDC Energy, Inc.	337,688	13,355,560
Pioneer Natural Resources Co.	170,425	24,774,682
Range Resources Corp. (a)	92,000	1,401,160
SM Energy Co.	61,800	1,155,660
Viper Energy Partners LP	107,400	1,934,274
		179,482,667
Oil & Gas Refining & Marketing - 8.6%
Marathon Petroleum Corp.	307,778	16,995,501
Phillips 66 Co.	187,018	13,732,732
Renewable Energy Group, Inc. (a)	20,600	1,261,750
Valero Energy Corp.	231,600	15,510,252
		47,500,235
Oil & Gas Storage & Transport - 9.6%
Cheniere Energy, Inc. (a)	362,900	30,821,097
Energy Transfer LP	602,300	5,938,678
Golar LNG Ltd. (a)	197,900	2,208,564
Targa Resources Corp.	148,400	6,249,124
Teekay LNG Partners LP	150,758	2,184,483
The Williams Companies, Inc.	236,100	5,914,305
		53,316,251

TOTAL OIL, GAS & CONSUMABLE FUELS		487,328,510

TOTAL COMMON STOCKS
(Cost $474,032,590)		551,742,007

Money Market Funds - 0.3%
Fidelity Cash Central Fund 0.06% (d)	576,027	576,142
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)	1,344,990	1,345,124
TOTAL MONEY MARKET FUNDS
(Cost $1,921,266)		1,921,266
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $475,953,856)		553,663,273
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(704,096)
NET ASSETS - 100%		$552,959,177

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $373,594 or 0.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,549
Fidelity Securities Lending Cash Central Fund	20,448
Total	$21,997

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$2,060,157	$109,109,377	$110,593,162	$(230)	$--	$576,142	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	3,298,724	83,338,050	85,291,650	--	--	1,345,124	0.0%
Total	$5,358,881	$192,447,427	$195,884,812	$(230)	$--	$1,921,266

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$551,742,007	$551,742,007	$--	$--
Money Market Funds	1,921,266	1,921,266	--	--
Total Investments in Securities:	$553,663,273	$553,663,273	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.4%
United Kingdom	10.1%
Canada	5.0%
Curacao	1.3%
British Virgin Islands	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Energy Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $1,291,008) — See accompanying schedule: Unaffiliated issuers (cost $474,032,590)	$551,742,007
Fidelity Central Funds (cost $1,921,266)	1,921,266
Total Investment in Securities (cost $475,953,856)		$553,663,273
Receivable for investments sold		1,341,152
Receivable for fund shares sold		878,833
Dividends receivable		222,555
Distributions receivable from Fidelity Central Funds		562
Prepaid expenses		4,146
Other receivables		158,285
Total assets		556,268,806
Liabilities
Payable for investments purchased	$769,351
Payable for fund shares redeemed	577,334
Accrued management fee	249,879
Distribution and service plan fees payable	113,276
Other affiliated payables	114,507
Other payables and accrued expenses	140,482
Collateral on securities loaned	1,344,800
Total liabilities		3,309,629
Net Assets		$552,959,177
Net Assets consist of:
Paid in capital		$808,551,965
Total accumulated earnings (loss)		(255,592,788)
Net Assets		$552,959,177
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($175,221,009 ÷ 7,427,000 shares)(a)		$23.59
Maximum offering price per share (100/94.25 of $23.59)		$25.03
Class M:
Net Asset Value and redemption price per share ($62,519,274 ÷ 2,583,456 shares)(a)		$24.20
Maximum offering price per share (100/96.50 of $24.20)		$25.08
Class C:
Net Asset Value and offering price per share ($56,067,860 ÷ 2,595,238 shares)(a)		$21.60
Class I:
Net Asset Value, offering price and redemption price per share ($177,247,918 ÷ 7,103,723 shares)		$24.95
Class Z:
Net Asset Value, offering price and redemption price per share ($81,903,116 ÷ 3,287,675 shares)		$24.91

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$17,796,087
Non-Cash dividends		2,606,309
Income from Fidelity Central Funds (including $20,448 from security lending)		21,997
Total income		20,424,393
Expenses
Management fee	$2,523,654
Transfer agent fees	992,759
Distribution and service plan fees	1,137,977
Accounting fees	182,699
Custodian fees and expenses	8,349
Independent trustees' fees and expenses	1,977
Registration fees	97,274
Audit	63,767
Legal	1,156
Interest	189
Miscellaneous	9,819
Total expenses before reductions	5,019,620
Expense reductions	(8,604)
Total expenses after reductions		5,011,016
Net investment income (loss)		15,413,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(53,596,879)
Fidelity Central Funds	(230)
Foreign currency transactions	2,722
Total net realized gain (loss)		(53,594,387)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	210,754,411
Assets and liabilities in foreign currencies	(86)
Total change in net unrealized appreciation (depreciation)		210,754,325
Net gain (loss)		157,159,938
Net increase (decrease) in net assets resulting from operations		$172,573,315

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,413,377	$12,678,859
Net realized gain (loss)	(53,594,387)	(62,521,551)
Change in net unrealized appreciation (depreciation)	210,754,325	(157,224,576)
Net increase (decrease) in net assets resulting from operations	172,573,315	(207,067,268)
Distributions to shareholders	(13,506,451)	(8,780,599)
Share transactions - net increase (decrease)	(4,727,059)	12,036,839
Total increase (decrease) in net assets	154,339,805	(203,811,028)
Net Assets
Beginning of period	398,619,372	602,430,400
End of period	$552,959,177	$398,619,372

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Energy Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.59	$27.88	$37.52	$30.70	$31.12
Income from Investment Operations
Net investment income (loss)A	.65B	.57	.35	.12	.38C
Net realized and unrealized gain (loss)	6.94	(11.42)	(9.76)	7.18	(.72)
Total from investment operations	7.59	(10.85)	(9.41)	7.30	(.34)
Distributions from net investment income	(.59)	(.44)	(.18)D	(.48)	–
Distributions from net realized gain	–	–	(.05)D	–E	(.08)
Total distributions	(.59)	(.44)	(.23)	(.48)	(.08)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$23.59	$16.59	$27.88	$37.52	$30.70
Total ReturnF,G	46.78%	(39.54)%	(25.07)%	24.07%	(1.14)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.11%	1.14%	1.10%	1.11%	1.09%
Expenses net of fee waivers, if any	1.11%	1.14%	1.10%	1.11%	1.09%
Expenses net of all reductions	1.11%	1.12%	1.09%	1.10%	1.08%
Net investment income (loss)	3.15%B	2.62%	1.14%	.36%	1.15%C
Supplemental Data
Net assets, end of period (000 omitted)	$175,221	$114,321	$190,992	$278,555	$277,378
Portfolio turnover rateJ	45%	84%K	47%	56%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.60%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .11%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.00	$28.53	$38.36	$31.37	$31.82
Income from Investment Operations
Net investment income (loss)A	.60B	.53	.27	.03	.30C
Net realized and unrealized gain (loss)	7.13	(11.71)	(9.97)	7.35	(.75)
Total from investment operations	7.73	(11.18)	(9.70)	7.38	(.45)
Distributions from net investment income	(.53)	(.35)	(.08)D	(.39)	–
Distributions from net realized gain	–	–	(.05)D	–E	–
Total distributions	(.53)	(.35)	(.13)	(.39)	–
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$24.20	$17.00	$28.53	$38.36	$31.37
Total ReturnF,G	46.37%	(39.66)%	(25.28)%	23.75%	(1.41)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.38%	1.40%	1.37%	1.38%	1.36%
Expenses net of fee waivers, if any	1.38%	1.40%	1.36%	1.38%	1.36%
Expenses net of all reductions	1.38%	1.38%	1.36%	1.37%	1.35%
Net investment income (loss)	2.88%B	2.36%	.88%	.09%	.88%C
Supplemental Data
Net assets, end of period (000 omitted)	$62,519	$43,768	$87,147	$136,828	$125,951
Portfolio turnover rateJ	45%	84%K	47%	56%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.34%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.35 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.16) %.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$15.23	$25.58	$34.39	$28.16	$28.69
Income from Investment Operations
Net investment income (loss)A	.45B	.39	.12	(.11)	.13C
Net realized and unrealized gain (loss)	6.38	(10.52)	(8.93)	6.59	(.66)
Total from investment operations	6.83	(10.13)	(8.81)	6.48	(.53)
Distributions from net investment income	(.46)	(.22)	–	(.24)	–
Distributions from net realized gain	–	–	–	–D	–
Total distributions	(.46)	(.22)	–	(.25)E	–
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$21.60	$15.23	$25.58	$34.39	$28.16
Total ReturnF,G	45.68%	(39.95)%	(25.62)%	23.16%	(1.85)%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.84%	1.86%	1.82%	1.84%	1.82%
Expenses net of fee waivers, if any	1.84%	1.86%	1.82%	1.83%	1.81%
Expenses net of all reductions	1.84%	1.84%	1.81%	1.83%	1.80%
Net investment income (loss)	2.42%B	1.90%	.42%	(.37)%	.42%C
Supplemental Data
Net assets, end of period (000 omitted)	$56,068	$45,212	$90,437	$179,521	$212,105
Portfolio turnover rateJ	45%	84%K	47%	56%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.88%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.32 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.62) %.

 D Amount represents less than $.005 per share.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.51	$29.39	$39.57	$32.36	$32.78
Income from Investment Operations
Net investment income (loss)A	.74B	.67	.47	.23	.50C
Net realized and unrealized gain (loss)	7.35	(12.02)	(10.31)	7.57	(.75)
Total from investment operations	8.09	(11.35)	(9.84)	7.80	(.25)
Distributions from net investment income	(.65)	(.53)	(.30)D	(.58)	(.08)
Distributions from net realized gain	–	–	(.05)D	–E	(.09)
Total distributions	(.65)	(.53)	(.34)F	(.59)F	(.17)
Redemption fees added to paid in capitalA	–	–	–	–	–E
Net asset value, end of period	$24.95	$17.51	$29.39	$39.57	$32.36
Total ReturnG	47.26%	(39.33)%	(24.85)%	24.43%	(.86)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.79%	.82%	.80%	.83%	.81%
Expenses net of fee waivers, if any	.79%	.82%	.80%	.83%	.81%
Expenses net of all reductions	.79%	.80%	.79%	.82%	.80%
Net investment income (loss)	3.47%B	2.95%	1.44%	.64%	1.43%C
Supplemental Data
Net assets, end of period (000 omitted)	$177,248	$154,575	$224,599	$373,714	$277,385
Portfolio turnover rateJ	45%	84%K	47%	56%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.93%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.36 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .39%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total distributions per share do not sum due to rounding.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Energy Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$17.48	$29.35	$39.35
Income from Investment Operations
Net investment income (loss)B	.80C	.69	.45
Net realized and unrealized gain (loss)	7.30	(11.97)	(10.03)
Total from investment operations	8.10	(11.28)	(9.58)
Distributions from net investment income	(.67)	(.59)	(.37)D
Distributions from net realized gain	–	–	(.05)D
Total distributions	(.67)	(.59)	(.42)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$24.91	$17.48	$29.35
Total ReturnE,F	47.47%	(39.22)%	(24.34)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.65%	.66%	.65%I
Expenses net of fee waivers, if any	.64%	.66%	.64%I
Expenses net of all reductions	.64%	.64%	.64%I
Net investment income (loss)	3.62%C	3.10%	1.82%I
Supplemental Data
Net assets, end of period (000 omitted)	$81,903	$40,742	$9,255
Portfolio turnover rateJ	45%	84%K	47%I

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 3.07%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	52.53%	13.46%	11.52%
Class M (incl. 3.50% sales charge)	55.83%	13.70%	11.48%
Class C (incl. contingent deferred sales charge)	59.62%	13.96%	11.51%
Class I	62.31%	15.15%	12.52%
Class Z	62.53%	15.24%	12.57%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018 are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Financial Services Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,747	Fidelity Advisor® Financial Services Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Financial Services Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Matthew Reed:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 61% to 63%, outperforming the 57.15% advance of the MSCI US IMI Financials 5% Capped Linked Index, as well as the broad-based S&P 500® index. The top contributors to performance versus the sector index were security selection and an overweighting in consumer finance. Picks among regional banks and an underweighting in the financial exchanges & data segment also bolstered the fund's relative result. The portfolio's largest individual relative contributor was an overweighting in Capital One Financial, which gained 156% the past year and was among our biggest holdings. Also lifting performance was our outsized stake in Wells Fargo, which advanced 92%. The company was the fund's largest holding as of period end. Another notable relative contributor was a larger-than-benchmark position in Morgan Stanley (+101%), also one of our biggest holdings. Conversely, the primary detractor from performance versus the sector index was security selection in investment banking & brokerage. Weak investment choices among data processing & outsourced services companies and multi-sector holdings also hindered the fund's relative result. The portfolio's largest individual relative detractor was an outsized stake in Cannae Holdings, which returned roughly -11% the past 12 months. Also hindering performance was our overweighting in Reinsurance Group of America, which gained 15% and was a stake we established the past year. Also hurting performance was our overweighting in Travelers Companies, which rose about 33%. The stock was one of the fund's biggest holdings the past 12 months. Notable changes in positioning include a higher allocation to asset management & custody banks and consumer finance stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Financial Services Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Wells Fargo & Co.	5.9
Morgan Stanley	4.8
American Express Co.	4.6
Citigroup, Inc.	4.4
Bank of America Corp.	4.2
Capital One Financial Corp.	3.7
The Travelers Companies, Inc.	3.3
State Street Corp.	3.1
PNC Financial Services Group, Inc.	2.5
Bank of New York Mellon Corp.	2.5
39.0

Top Industries (% of fund's net assets)

As of July 31, 2021
Banks	34.5%
Insurance	23.1%
Capital Markets	21.7%
Consumer Finance	9.5%
Thrifts & Mortgage Finance	4.9%
All Others*	6.3%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Financial Services Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Banks - 34.5%
Diversified Banks - 17.0%
Bank of America Corp.	517,156	$19,838,104
Citigroup, Inc.	301,205	20,367,482
Piraeus Financial Holdings SA (a)	192,600	331,284
U.S. Bancorp	200,100	11,113,554
Wells Fargo & Co.	605,128	27,799,581
		79,450,005
Regional Banks - 17.5%
Ameris Bancorp	41,000	1,993,010
Associated Banc-Corp.	112,500	2,227,500
Bank OZK	98,400	4,005,864
BOK Financial Corp.	31,716	2,664,461
Cadence Bancorp Class A	175,764	3,339,516
East West Bancorp, Inc.	57,300	4,076,895
First Horizon National Corp.	307,379	4,749,006
First Interstate Bancsystem, Inc.	41,100	1,722,912
Great Western Bancorp, Inc.	43,300	1,333,640
Heartland Financial U.S.A., Inc.	52,500	2,395,050
Huntington Bancshares, Inc./Ohio	745,920	10,502,554
KeyCorp	212,700	4,181,682
M&T Bank Corp.	64,800	8,673,480
PacWest Bancorp	80,100	3,189,582
Peoples United Financial, Inc.	111,900	1,756,830
PNC Financial Services Group, Inc.	64,700	11,801,927
Signature Bank	27,100	6,150,887
WesBanco, Inc.	69,400	2,240,232
Wintrust Financial Corp.	64,100	4,576,740
		81,581,768

TOTAL BANKS		161,031,773

Capital Markets - 21.7%
Asset Management & Custody Banks - 12.0%
Affiliated Managers Group, Inc.	30,100	4,769,044
AllianceBernstein Holding LP	128,005	6,178,801
Bank of New York Mellon Corp.	225,200	11,559,516
Brookfield Asset Management, Inc. Class A	128,300	6,926,917
Carlyle Group LP	131,200	6,621,664
Northern Trust Corp.	20,600	2,324,710
Patria Investments Ltd.	216,100	3,381,965
State Street Corp.	165,800	14,447,812
		56,210,429
Financial Exchanges & Data - 2.1%
Bolsa Mexicana de Valores S.A.B. de CV	1,278,800	2,610,117
Cboe Global Markets, Inc.	60,273	7,140,542
		9,750,659
Investment Banking & Brokerage - 7.6%
Lazard Ltd. Class A	125,600	5,928,320
Morgan Stanley	232,500	22,315,350
Raymond James Financial, Inc.	36,500	4,726,020
Virtu Financial, Inc. Class A	87,900	2,262,546
		35,232,236

TOTAL CAPITAL MARKETS		101,193,324

Consumer Finance - 9.5%
Consumer Finance - 9.5%
American Express Co.	125,100	21,333,303
Capital One Financial Corp.	108,238	17,502,085
OneMain Holdings, Inc.	94,900	5,788,900
		44,624,288
Diversified Financial Services - 1.2%
Multi-Sector Holdings - 1.2%
Cannae Holdings, Inc. (a)	162,640	5,407,780
Insurance - 23.1%
Insurance Brokers - 3.5%
Arthur J. Gallagher & Co.	73,900	10,295,009
Willis Towers Watson PLC	30,100	6,203,008
		16,498,017
Life & Health Insurance - 2.4%
CNO Financial Group, Inc.	137,200	3,133,648
MetLife, Inc.	104,900	6,052,730
Primerica, Inc.	15,100	2,207,922
		11,394,300
Multi-Line Insurance - 5.8%
American Financial Group, Inc.	54,200	6,855,758
American International Group, Inc.	151,700	7,182,995
Assurant, Inc.	41,200	6,501,772
Hartford Financial Services Group, Inc.	99,300	6,317,466
		26,857,991
Property & Casualty Insurance - 8.2%
Chubb Ltd.	50,600	8,538,244
First American Financial Corp.	62,000	4,173,220
Hiscox Ltd. (a)	344,100	4,191,812
Kemper Corp.	34,800	2,297,148
Old Republic International Corp.	154,800	3,817,368
The Travelers Companies, Inc.	102,900	15,323,868
		38,341,660
Reinsurance - 3.2%
Brookfield Asset Management Reinsurance Partners Ltd. (a)(b)	944	51,165
Reinsurance Group of America, Inc.	79,000	8,704,220
RenaissanceRe Holdings Ltd.	40,100	6,122,869
		14,878,254

TOTAL INSURANCE		107,970,222

IT Services - 2.1%
Data Processing & Outsourced Services - 2.1%
Computer Services, Inc.	16,891	980,691
Fidelity National Information Services, Inc.	23,700	3,532,485
Visa, Inc. Class A	21,700	5,346,663
		9,859,839
Professional Services - 2.3%
Research & Consulting Services - 2.3%
Dun & Bradstreet Holdings, Inc. (a)	276,200	5,789,152
Equifax, Inc.	18,900	4,925,340
		10,714,492
Thrifts & Mortgage Finance - 4.9%
Thrifts & Mortgage Finance - 4.9%
Essent Group Ltd.	173,700	7,846,029
MGIC Investment Corp.	575,500	7,964,920
NMI Holdings, Inc. (a)	287,700	6,335,154
Radian Group, Inc.	36,800	830,944
		22,977,047
TOTAL COMMON STOCKS
(Cost $342,477,387)		463,778,765

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.06% (c)	2,915,731	2,916,314
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	11,249	11,250
TOTAL MONEY MARKET FUNDS
(Cost $2,927,564)		2,927,564
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $345,404,951)		466,706,329
NET OTHER ASSETS (LIABILITIES) - 0.1%		546,486
NET ASSETS - 100%		$467,252,815

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,382
Fidelity Securities Lending Cash Central Fund	641
Total	$2,023

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$436,584	$104,757,741	$102,277,846	$(122)	$(43)	$2,916,314	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	35,271,782	35,260,532	--	--	11,250	0.0%
Total	$436,584	$140,029,523	$137,538,378	$(122)	$(43)	$2,927,564

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$463,778,765	$463,778,765	$--	$--
Money Market Funds	2,927,564	2,927,564	--	--
Total Investments in Securities:	$466,706,329	$466,706,329	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.5%
Bermuda	5.2%
Switzerland	1.8%
Canada	1.5%
United Kingdom	1.3%
Others (Individually Less Than 1%)	0.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $10,840) — See accompanying schedule: Unaffiliated issuers (cost $342,477,387)	$463,778,765
Fidelity Central Funds (cost $2,927,564)	2,927,564
Total Investment in Securities (cost $345,404,951)		$466,706,329
Receivable for fund shares sold		500,776
Dividends receivable		690,636
Distributions receivable from Fidelity Central Funds		108
Prepaid expenses		2,691
Other receivables		9,747
Total assets		467,910,287
Liabilities
Payable for fund shares redeemed	203,916
Accrued management fee	202,651
Transfer agent fee payable	71,192
Distribution and service plan fees payable	110,610
Other affiliated payables	15,010
Other payables and accrued expenses	42,843
Collateral on securities loaned	11,250
Total liabilities		657,472
Net Assets		$467,252,815
Net Assets consist of:
Paid in capital		$340,606,732
Total accumulated earnings (loss)		126,646,083
Net Assets		$467,252,815
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($181,251,089 ÷ 6,379,198 shares)(a)		$28.41
Maximum offering price per share (100/94.25 of $28.41)		$30.14
Class M:
Net Asset Value and redemption price per share ($60,507,844 ÷ 2,155,133 shares)(a)		$28.08
Maximum offering price per share (100/96.50 of $28.08)		$29.10
Class C:
Net Asset Value and offering price per share ($57,856,000 ÷ 2,184,863 shares)(a)		$26.48
Class I:
Net Asset Value, offering price and redemption price per share ($118,423,908 ÷ 4,038,574 shares)		$29.32
Class Z:
Net Asset Value, offering price and redemption price per share ($49,213,974 ÷ 1,681,065 shares)		$29.28

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$10,192,775
Income from Fidelity Central Funds (including $641 from security lending)		2,023
Total income		10,194,798
Expenses
Management fee	$1,901,717
Transfer agent fees	662,966
Distribution and service plan fees	1,081,161
Accounting fees	140,415
Custodian fees and expenses	8,342
Independent trustees' fees and expenses	1,454
Registration fees	104,127
Audit	52,560
Legal	1,843
Interest	1,274
Miscellaneous	3,813
Total expenses before reductions	3,959,672
Expense reductions	(26,143)
Total expenses after reductions		3,933,529
Net investment income (loss)		6,261,269
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,250,588
Fidelity Central Funds	(122)
Foreign currency transactions	6,678
Total net realized gain (loss)		6,257,144
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	138,800,098
Fidelity Central Funds	(43)
Total change in net unrealized appreciation (depreciation)		138,800,055
Net gain (loss)		145,057,199
Net increase (decrease) in net assets resulting from operations		$151,318,468

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,261,269	$6,650,433
Net realized gain (loss)	6,257,144	13,281,773
Change in net unrealized appreciation (depreciation)	138,800,055	(73,279,249)
Net increase (decrease) in net assets resulting from operations	151,318,468	(53,347,043)
Distributions to shareholders	(7,232,777)	(4,735,011)
Share transactions - net increase (decrease)	25,541,998	(24,010,625)
Total increase (decrease) in net assets	169,627,689	(82,092,679)
Net Assets
Beginning of period	297,625,126	379,717,805
End of period	$467,252,815	$297,625,126

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Financial Services Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$18.00	$21.47	$21.84	$19.55	$15.43
Income from Investment Operations
Net investment income (loss)A	.42	.40	.27	.12	.08
Net realized and unrealized gain (loss)	10.55	(3.59)	.07B	2.25	4.08
Total from investment operations	10.97	(3.19)	.34	2.37	4.16
Distributions from net investment income	(.45)	(.28)	(.18)	(.07)	(.04)
Distributions from net realized gain	(.11)	–	(.53)	(.01)	–
Total distributions	(.56)	(.28)	(.71)	(.08)	(.04)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$28.41	$18.00	$21.47	$21.84	$19.55
Total ReturnD,E	61.84%	(15.15)%	2.05%	12.13%	26.97%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.09%	1.08%	1.10%	1.12%
Expenses net of fee waivers, if any	1.07%	1.09%	1.07%	1.10%	1.12%
Expenses net of all reductions	1.06%	1.08%	1.07%	1.09%	1.12%
Net investment income (loss)	1.76%	1.97%	1.31%	.55%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$181,251	$104,761	$145,799	$174,786	$144,144
Portfolio turnover rateH	51%	88%I	51%	46%	81%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.79	$21.23	$21.60	$19.34	$15.29
Income from Investment Operations
Net investment income (loss)A	.36	.34	.21	.06	.04
Net realized and unrealized gain (loss)	10.44	(3.55)	.07B	2.23	4.03
Total from investment operations	10.80	(3.21)	.28	2.29	4.07
Distributions from net investment income	(.39)	(.23)	(.13)	(.02)	(.02)
Distributions from net realized gain	(.11)	–	(.53)	(.01)	–
Total distributions	(.51)C	(.23)	(.65)C	(.03)	(.02)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$28.08	$17.79	$21.23	$21.60	$19.34
Total ReturnE,F	61.48%	(15.38)%	1.77%	11.84%	26.63%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.32%	1.35%	1.34%	1.37%	1.40%
Expenses net of fee waivers, if any	1.32%	1.35%	1.34%	1.37%	1.40%
Expenses net of all reductions	1.31%	1.34%	1.33%	1.36%	1.40%
Net investment income (loss)	1.51%	1.72%	1.04%	.28%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$60,508	$34,828	$48,210	$53,178	$45,920
Portfolio turnover rateI	51%	88%J	51%	46%	81%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$16.80	$20.04	$20.41	$18.34	$14.55
Income from Investment Operations
Net investment income (loss)A	.22	.23	.11	(.04)	(.05)
Net realized and unrealized gain (loss)	9.85	(3.37)	.07B	2.11	3.84
Total from investment operations	10.07	(3.14)	.18	2.07	3.79
Distributions from net investment income	(.28)	(.10)	(.03)	–	–C
Distributions from net realized gain	(.11)	–	(.53)	–	–
Total distributions	(.39)	(.10)	(.55)D	–	–C
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$26.48	$16.80	$20.04	$20.41	$18.34
Total ReturnE,F	60.62%	(15.79)%	1.29%	11.29%	26.06%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.83%	1.84%	1.83%	1.86%	1.87%
Expenses net of fee waivers, if any	1.82%	1.84%	1.82%	1.85%	1.87%
Expenses net of all reductions	1.82%	1.83%	1.82%	1.85%	1.87%
Net investment income (loss)	1.00%	1.22%	.56%	(.20)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$57,856	$41,947	$71,609	$120,947	$92,593
Portfolio turnover rateI	51%	88%J	51%	46%	81%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$18.55	$22.11	$22.47	$20.11	$15.84
Income from Investment Operations
Net investment income (loss)A	.52	.47	.33	.18	.14
Net realized and unrealized gain (loss)	10.86	(3.69)	.08B	2.32	4.19
Total from investment operations	11.38	(3.22)	.41	2.50	4.33
Distributions from net investment income	(.50)	(.34)	(.25)	(.13)	(.06)
Distributions from net realized gain	(.11)	–	(.53)	(.01)	–
Total distributions	(.61)	(.34)	(.77)C	(.14)	(.06)
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$29.32	$18.55	$22.11	$22.47	$20.11
Total ReturnE	62.31%	(14.91)%	2.36%	12.43%	27.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	.79%	.80%	.80%	.83%	.84%
Expenses net of fee waivers, if any	.79%	.80%	.79%	.83%	.84%
Expenses net of all reductions	.78%	.78%	.79%	.82%	.83%
Net investment income (loss)	2.04%	2.27%	1.59%	.83%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$118,424	$85,299	$107,059	$162,724	$96,789
Portfolio turnover rateH	51%	88%I	51%	46%	81%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Financial Services Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$18.53	$22.09	$21.99
Income from Investment Operations
Net investment income (loss)B	.54	.49	.25
Net realized and unrealized gain (loss)	10.86	(3.67)	.66C
Total from investment operations	11.40	(3.18)	.91
Distributions from net investment income	(.54)	(.38)	(.29)
Distributions from net realized gain	(.11)	–	(.53)
Total distributions	(.65)	(.38)	(.81)D
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$29.28	$18.53	$22.09
Total ReturnE,F	62.53%	(14.79)%	4.72%
Ratios to Average Net AssetsG,H
Expenses before reductions	.66%	.67%	.66%I
Expenses net of fee waivers, if any	.66%	.67%	.65%I
Expenses net of all reductions	.65%	.65%	.65%I
Net investment income (loss)	2.17%	2.40%	1.44%I
Supplemental Data
Net assets, end of period (000 omitted)	$49,214	$30,790	$7,041
Portfolio turnover rateJ	51%	88%K	51%I

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.76%	13.83%	16.94%
Class M (incl. 3.50% sales charge)	16.17%	14.07%	16.91%
Class C (incl. contingent deferred sales charge)	18.78%	14.32%	16.94%
Class I	21.01%	15.49%	17.95%
Class Z	21.15%	15.57%	17.99%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Health Care Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$47,829	Fidelity Advisor® Health Care Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Health Care Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Eddie Yoon:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 20% to 21%, trailing the 28.16% advance of the MSCI US IMI Health Care 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary detractor, especially in the biotechnology group. We also had weak stock picks in managed health care and health care equipment. Not owning Moderna, an index component that gained 377%, was the largest individual relative detractor. Also holding back performance was our overweighting in Regeneron Pharmaceuticals, which returned -9%. Regeneron Pharmaceuticals was one of the fund's biggest holdings. The fund's non-index stake in AstraZeneca, one of our largest holdings the past 12 months, gained about 5%. Conversely, the largest contributor to performance versus the sector index were stock picks in health care technology. Also lifting the fund's relative performance was stock selection and an overweighting in health care services and security selection and an underweighting in pharmaceuticals. The fund's top individual relative contributor was our overweighting in MyoKardia, which gained about 147%. This is a position that was sold the past 12 months. Also boosting value was our outsized stake in Oak Street Health, which gained 75%. This was a position we established the past year. Avoiding Merck, an index component that gained 4%, also helped relative performance. Notable changes in positioning include increased exposure to the health care services subindustry and a lower allocation to pharmaceuticals.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Health Care Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
UnitedHealth Group, Inc.	9.0
Humana, Inc.	5.8
Danaher Corp.	5.6
Boston Scientific Corp.	5.5
Eli Lilly & Co.	5.1
Cigna Corp.	5.0
Regeneron Pharmaceuticals, Inc.	2.9
Centene Corp.	2.9
Penumbra, Inc.	2.8
Insulet Corp.	2.5
47.1

Top Industries (% of fund's net assets)

As of July 31, 2021
Health Care Providers & Services	29.8%
Health Care Equipment & Supplies	22.0%
Biotechnology	21.2%
Pharmaceuticals	14.5%
Life Sciences Tools & Services	9.7%
All Others*	2.8%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Health Care Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Biotechnology - 20.7%
Biotechnology - 20.7%
Acceleron Pharma, Inc. (a)	280,000	$35,016,800
ADC Therapeutics SA (a)	579,797	12,198,929
Agios Pharmaceuticals, Inc. (a)	700,000	33,663,000
Alnylam Pharmaceuticals, Inc. (a)	641,600	114,807,904
Ambrx Biopharma, Inc. ADR	85,456	1,670,665
Arcutis Biotherapeutics, Inc. (a)	380,500	8,877,065
Argenx SE ADR (a)	500,000	152,215,000
Ascendis Pharma A/S sponsored ADR (a)	565,107	66,789,996
Avid Bioservices, Inc. (a)	1,000,000	25,650,000
BeiGene Ltd. ADR (a)	80,000	25,327,200
BioAtla, Inc.	340,000	13,936,600
Blueprint Medicines Corp. (a)	230,000	20,210,100
Century Therapeutics, Inc. (b)	270,585	7,887,553
Cerevel Therapeutics Holdings (a)	521,542	12,850,795
Cytokinetics, Inc. (a)	900,000	26,712,000
Denali Therapeutics, Inc. (a)	360,000	18,370,800
Erasca, Inc.	275,657	5,788,797
Exelixis, Inc. (a)	1,280,000	21,568,000
Fate Therapeutics, Inc. (a)	405,800	33,600,240
Forma Therapeutics Holdings, Inc. (a)	460,000	10,529,400
Generation Bio Co. (a)	249,620	5,426,739
Graphite Bio, Inc.	400,000	8,544,000
Imago BioSciences, Inc.	28,000	512,960
Innovent Biologics, Inc. (a)(c)	4,000,000	40,791,903
Instil Bio, Inc. (a)	500,000	7,525,000
Intellia Therapeutics, Inc. (a)	120,000	17,022,000
Janux Therapeutics, Inc.	171,000	5,545,530
Keros Therapeutics, Inc. (a)	320,000	11,776,000
Kinnate Biopharma, Inc. (b)	180,000	3,884,400
Kura Oncology, Inc. (a)	960,000	18,182,400
Kymera Therapeutics, Inc. (a)	280,000	16,850,400
Mirati Therapeutics, Inc. (a)	350,000	56,021,000
Morphic Holding, Inc. (a)	175,200	10,095,024
Novavax, Inc. (a)	190,000	34,072,700
Nuvalent, Inc. Class A	158,800	2,898,100
ORIC Pharmaceuticals, Inc. (a)	426,600	7,102,890
Passage Bio, Inc. (a)	460,000	5,428,000
Poseida Therapeutics, Inc. (a)	975,154	7,908,499
Prelude Therapeutics, Inc. (b)	570,200	18,269,208
PTC Therapeutics, Inc. (a)	693,000	26,562,690
Recursion Pharmaceuticals, Inc. (a)(b)	200,000	6,070,000
Regeneron Pharmaceuticals, Inc. (a)	364,000	209,158,040
Relay Therapeutics, Inc. (a)	840,000	27,249,600
Repare Therapeutics, Inc. (a)	284,700	9,508,980
Revolution Medicines, Inc. (a)(b)	750,000	21,480,000
Sarepta Therapeutics, Inc. (a)	580,000	39,312,400
Scholar Rock Holding Corp. (a)(b)	82,775	2,586,719
Shattuck Labs, Inc.	637,671	14,054,269
Stoke Therapeutics, Inc. (a)	320,000	9,161,600
Taysha Gene Therapies, Inc.	222,421	3,845,659
TG Therapeutics, Inc. (a)	1,900,000	66,481,000
Twist Bioscience Corp. (a)	120,400	14,815,220
uniQure B.V. (a)	440,000	12,764,400
Vaxcyte, Inc. (a)	479,723	10,400,395
Xencor, Inc. (a)	900,000	27,702,000
Zentalis Pharmaceuticals, Inc. (a)	796,725	42,393,737
Zymeworks, Inc. (a)	588,995	18,900,850
		1,487,975,156
Health Care Equipment & Supplies - 22.0%
Health Care Equipment - 22.0%
Boston Scientific Corp. (a)	8,700,000	396,720,000
Danaher Corp.	1,360,000	404,586,400
DexCom, Inc. (a)	72,000	37,116,720
Envista Holdings Corp. (a)	1,263,500	54,431,580
Hologic, Inc. (a)	1,080,000	81,043,200
Insulet Corp. (a)	651,023	182,084,623
Intuitive Surgical, Inc. (a)	58,000	57,504,680
Masimo Corp. (a)	270,000	73,545,300
Nevro Corp. (a)	100,000	15,500,000
Outset Medical, Inc.	582,262	23,849,452
Penumbra, Inc. (a)	765,000	203,665,950
Tandem Diabetes Care, Inc. (a)	500,000	54,335,000
		1,584,382,905
Health Care Providers & Services - 29.8%
Health Care Facilities - 3.5%
Cano Health, Inc. (a)(b)	1,080,000	11,610,000
Cano Health, Inc. (d)	2,487,400	26,739,550
HCA Holdings, Inc.	580,000	143,956,000
Rede D'Oregon Sao Luiz SA (c)	3,900,000	51,668,027
Surgery Partners, Inc. (a)	280,000	15,276,800
		249,250,377
Health Care Services - 7.5%
1Life Healthcare, Inc. (a)	365,136	9,873,277
agilon health, Inc. (a)(b)	900,000	33,111,000
Cigna Corp.	1,560,000	358,004,400
Guardant Health, Inc. (a)	360,000	39,528,000
LifeStance Health Group, Inc.	390,000	9,243,000
Oak Street Health, Inc. (a)(b)	1,400,000	88,256,000
Option Care Health, Inc. (a)	176,469	3,656,438
		541,672,115
Managed Health Care - 18.8%
Alignment Healthcare, Inc. (a)(b)	636,548	13,259,295
Alignment Healthcare, Inc.	1,734,698	34,327,071
Anthem, Inc.	85,000	32,640,850
Centene Corp. (a)	3,000,000	205,830,000
Humana, Inc.	990,000	421,601,400
UnitedHealth Group, Inc.	1,565,000	645,124,298
		1,352,782,914

TOTAL HEALTH CARE PROVIDERS & SERVICES		2,143,705,406

Health Care Technology - 1.9%
Health Care Technology - 1.9%
Castlight Health, Inc. (a)	331,400	772,162
Castlight Health, Inc. Class B (a)	2,768,459	6,450,509
Doximity, Inc.	20,000	1,238,000
Evolent Health, Inc. (a)	252,170	5,784,780
Health Catalyst, Inc. (a)	821,200	47,678,872
Inspire Medical Systems, Inc. (a)	200,000	36,632,000
Phreesia, Inc. (a)	575,000	39,301,250
		137,857,573
Life Sciences Tools & Services - 9.7%
Life Sciences Tools & Services - 9.7%
10X Genomics, Inc. (a)	630,000	115,434,900
Bio-Rad Laboratories, Inc. Class A (a)	134,000	99,094,340
Bruker Corp.	1,280,000	105,280,000
Charles River Laboratories International, Inc. (a)	124,000	50,458,080
Lonza Group AG	121,800	94,836,652
Maravai LifeSciences Holdings, Inc.	560,000	24,623,200
Olink Holding AB ADR (a)	375,593	14,035,910
Seer, Inc.	6,065	193,716
Seer, Inc. Class A (d)	273,935	8,749,484
Stevanato Group SpA (b)	580,300	11,716,257
Thermo Fisher Scientific, Inc.	330,000	178,203,300
		702,625,839
Personal Products - 0.4%
Personal Products - 0.4%
The Beauty Health Co. (a)	600,000	10,536,000
The Beauty Health Co. (d)	1,000,000	17,560,000
		28,096,000
Pharmaceuticals - 14.4%
Pharmaceuticals - 14.4%
Arvinas Holding Co. LLC (a)	500,000	50,550,000
AstraZeneca PLC (United Kingdom)	1,400,000	160,873,833
Atea Pharmaceuticals, Inc.	160,000	4,006,400
Bristol-Myers Squibb Co.	1,700,000	115,379,000
Eli Lilly & Co.	1,500,000	365,250,000
Harmony Biosciences Holdings, Inc. (c)	20,418	534,135
Nektar Therapeutics (a)	1,280,000	20,211,200
Pharvaris BV	350,000	6,219,500
Pliant Therapeutics, Inc. (a)	571,321	11,540,684
Revance Therapeutics, Inc. (a)	400,000	11,632,000
Roche Holding AG (participation certificate)	470,000	181,566,729
Royalty Pharma PLC	2,160,000	82,512,000
Theravance Biopharma, Inc. (a)	693,626	9,003,265
UCB SA	150,000	16,227,900
		1,035,506,646
TOTAL COMMON STOCKS
(Cost $4,686,017,502)		7,120,149,525

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.7%
Biotechnology - 0.5%
Biotechnology - 0.5%
Caris Life Sciences, Inc. Series D (d)(e)	2,082,481	16,868,096
Element Biosciences, Inc. Series C (d)(e)	376,690	7,743,616
ElevateBio LLC Series C (d)(e)	163,300	685,044
Inscripta, Inc. Series E (d)(e)	826,424	7,297,324
		32,594,080
Health Care Providers & Services - 0.0%
Health Care Services - 0.0%
dMed Biopharmaceutical Co. Ltd. Series C (d)(e)	236,142	3,265,844
Health Care Technology - 0.1%
Health Care Technology - 0.1%
Aledade, Inc. Series B1 (d)(e)	130,618	5,001,455
Wugen, Inc. Series B (d)(e)	300,054	2,326,889
		7,328,344
Pharmaceuticals - 0.1%
Pharmaceuticals - 0.1%
Aristea Therapeutics, Inc. Series B (d)(e)	638,900	5,890,658

TOTAL CONVERTIBLE PREFERRED STOCKS		49,078,926

Nonconvertible Preferred Stocks - 0.1%
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (d)(e)(f)	195,000	5,597,126
TOTAL PREFERRED STOCKS
(Cost $52,396,100)		54,676,052

Money Market Funds - 1.6%
Fidelity Cash Central Fund 0.06% (g)	26,768,281	26,773,635
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	90,887,664	90,896,753
TOTAL MONEY MARKET FUNDS
(Cost $117,670,388)		117,670,388
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $4,856,083,990)		7,292,495,965
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(94,212,487)
NET ASSETS - 100%		$7,198,283,478

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $92,994,065 or 1.3% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $107,725,086 or 1.5% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Aledade, Inc. Series B1	5/7/21	$5,001,455
Aristea Therapeutics, Inc. Series B	10/6/20	$3,522,703
Cano Health, Inc.	11/11/20	$24,874,000
Caris Life Sciences, Inc. Series D	5/11/21	$16,868,096
dMed Biopharmaceutical Co. Ltd. Series C	12/1/20	$3,353,960
Element Biosciences, Inc. Series C	6/21/21	$7,743,503
ElevateBio LLC Series C	3/9/21	$685,044
Inscripta, Inc. Series E	3/30/21	$7,297,324
Seer, Inc. Class A	12/8/20	$5,204,765
The Beauty Health Co.	12/8/20	$10,000,000
Thriveworks TopCo LLC Series B	7/23/21	$5,597,126
Wugen, Inc. Series B	7/9/21	$2,326,889

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,137
Fidelity Securities Lending Cash Central Fund	298,787
Total	$326,924

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$52,065,526	$1,184,317,919	$1,209,606,660	$1,260	$(4,410)	$26,773,635	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	110,137,303	763,607,787	782,848,337	--	--	90,896,753	0.3%
Total	$162,202,829	$1,947,925,706	$1,992,454,997	$1,260	$(4,410)	$117,670,388

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$7,120,149,525	$6,648,545,240	$471,604,285	$--
Preferred Stocks	54,676,052	--	--	54,676,052
Money Market Funds	117,670,388	117,670,388	--	--
Total Investments in Securities:	$7,292,495,965	$6,766,215,628	$471,604,285	$54,676,052
Net unrealized depreciation on unfunded commitments	$(1,565,567)	$	$(1,565,567)	$

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.2%
Switzerland	4.0%
Netherlands	2.3%
United Kingdom	2.2%
Cayman Islands	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Health Care Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $88,448,883) — See accompanying schedule: Unaffiliated issuers (cost $4,738,413,602)	$7,174,825,577
Fidelity Central Funds (cost $117,670,388)	117,670,388
Total Investment in Securities (cost $4,856,083,990)		$7,292,495,965
Cash		72,125
Receivable for investments sold		12,320,788
Receivable for fund shares sold		5,294,199
Dividends receivable		5,809,574
Interest receivable		151
Distributions receivable from Fidelity Central Funds		59,101
Prepaid expenses		17,390
Other receivables		129,946
Total assets		7,316,199,239
Liabilities
Payable to custodian bank	$2,440,375
Payable for investments purchased	14,101,352
Payable for fund shares redeemed	3,452,336
Accrued management fee	3,141,060
Distribution and service plan fees payable	1,113,782
Other affiliated payables	1,010,426
Unrealized depreciation on unfunded commitments	1,565,567
Other payables and accrued expenses	195,988
Collateral on securities loaned	90,894,875
Total liabilities		117,915,761
Net Assets		$7,198,283,478
Net Assets consist of:
Paid in capital		$4,452,282,548
Total accumulated earnings (loss)		2,746,000,930
Net Assets		$7,198,283,478
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,735,235,413 ÷ 24,939,594 shares)(a)		$69.58
Maximum offering price per share (100/94.25 of $69.58)		$73.82
Class M:
Net Asset Value and redemption price per share ($402,174,971 ÷ 6,259,552 shares)(a)		$64.25
Maximum offering price per share (100/96.50 of $64.25)		$66.58
Class C:
Net Asset Value and offering price per share ($697,625,858 ÷ 13,064,120 shares)(a)		$53.40
Class I:
Net Asset Value, offering price and redemption price per share ($3,410,787,455 ÷ 44,599,481 shares)		$76.48
Class Z:
Net Asset Value, offering price and redemption price per share ($952,459,781 ÷ 12,441,586 shares)		$76.55

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$37,264,796
Income from Fidelity Central Funds (including $298,787 from security lending)		326,924
Total income		37,591,720
Expenses
Management fee	$34,018,441
Transfer agent fees	10,195,255
Distribution and service plan fees	12,732,222
Accounting fees	1,140,628
Custodian fees and expenses	133,627
Independent trustees' fees and expenses	27,059
Registration fees	307,539
Audit	54,391
Legal	14,413
Interest	1,127
Miscellaneous	30,680
Total expenses before reductions	58,655,382
Expense reductions	(400,860)
Total expenses after reductions		58,254,522
Net investment income (loss)		(20,662,802)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	545,965,330
Fidelity Central Funds	1,260
Foreign currency transactions	(545,640)
Total net realized gain (loss)		545,420,950
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	674,757,896
Fidelity Central Funds	(4,410)
Unfunded commitments	(1,565,567)
Assets and liabilities in foreign currencies	62,739
Total change in net unrealized appreciation (depreciation)		673,250,658
Net gain (loss)		1,218,671,608
Net increase (decrease) in net assets resulting from operations		$1,198,008,806

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(20,662,802)	$(1,532,281)
Net realized gain (loss)	545,420,950	204,524,782
Change in net unrealized appreciation (depreciation)	673,250,658	806,862,491
Net increase (decrease) in net assets resulting from operations	1,198,008,806	1,009,854,992
Distributions to shareholders	(356,031,852)	(19,320,902)
Share transactions - net increase (decrease)	823,653,502	506,568,084
Total increase (decrease) in net assets	1,665,630,456	1,497,102,174
Net Assets
Beginning of period	5,532,653,022	4,035,550,848
End of period	$7,198,283,478	$5,532,653,022

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Health Care Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$61.07	$49.21	$50.14	$41.85	$38.23
Income from Investment Operations
Net investment income (loss)A	(.26)	(.04)	(.07)	(.07)	(.04)
Net realized and unrealized gain (loss)	12.55	12.08	1.36	8.36	3.66
Total from investment operations	12.29	12.04	1.29	8.29	3.62
Distributions from net investment income	(.16)	–	–	–	–
Distributions from net realized gain	(3.62)	(.18)	(2.22)	–	–
Total distributions	(3.78)	(.18)	(2.22)	–	–
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$69.58	$61.07	$49.21	$50.14	$41.85
Total ReturnC,D	20.70%	24.50%	2.87%	19.81%	9.47%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	1.01%	1.02%	1.05%	1.04%
Expenses net of fee waivers, if any	.98%	1.00%	1.02%	1.05%	1.04%
Expenses net of all reductions	.98%	1.00%	1.02%	1.04%	1.04%
Net investment income (loss)	(.39)%	(.07)%	(.14)%	(.16)%	(.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,735,235	$1,372,082	$1,121,411	$1,003,430	$875,176
Portfolio turnover rateG	38%	53%H	45%	81%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$56.62	$45.75	$46.89	$39.25	$35.95
Income from Investment Operations
Net investment income (loss)A	(.39)	(.16)	(.18)	(.18)	(.13)
Net realized and unrealized gain (loss)	11.61	11.21	1.26	7.82	3.43
Total from investment operations	11.22	11.05	1.08	7.64	3.30
Distributions from net investment income	(.02)	–	–	–	–
Distributions from net realized gain	(3.57)	(.18)	(2.22)	–	–
Total distributions	(3.59)	(.18)	(2.22)	–	–
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$64.25	$56.62	$45.75	$46.89	$39.25
Total ReturnC,D	20.39%	24.19%	2.61%	19.46%	9.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.23%	1.26%	1.28%	1.32%	1.31%
Expenses net of fee waivers, if any	1.23%	1.26%	1.28%	1.32%	1.31%
Expenses net of all reductions	1.23%	1.26%	1.28%	1.31%	1.31%
Net investment income (loss)	(.65)%	(.33)%	(.40)%	(.43)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$402,175	$349,280	$306,758	$298,061	$269,332
Portfolio turnover rateG	38%	53%H	45%	81%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$47.63	$38.70	$40.21	$33.82	$31.12
Income from Investment Operations
Net investment income (loss)A	(.58)	(.34)	(.34)	(.33)	(.26)
Net realized and unrealized gain (loss)	9.71	9.45	1.05	6.72	2.96
Total from investment operations	9.13	9.11	.71	6.39	2.70
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(3.36)	(.18)	(2.22)	–	–
Total distributions	(3.36)	(.18)	(2.22)	–	–
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$53.40	$47.63	$38.70	$40.21	$33.82
Total ReturnC,D	19.78%	23.58%	2.10%	18.89%	8.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.76%	1.77%	1.80%	1.79%
Expenses net of fee waivers, if any	1.73%	1.76%	1.77%	1.80%	1.79%
Expenses net of all reductions	1.73%	1.75%	1.77%	1.79%	1.79%
Net investment income (loss)	(1.15)%	(.82)%	(.88)%	(.91)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$697,626	$654,487	$585,093	$669,639	$619,991
Portfolio turnover rateG	38%	53%H	45%	81%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$66.81	$53.77	$54.43	$45.35	$41.31
Income from Investment Operations
Net investment income (loss)A	(.10)	.11	.07	.05	.07
Net realized and unrealized gain (loss)	13.76	13.22	1.49	9.06	3.97
Total from investment operations	13.66	13.33	1.56	9.11	4.04
Distributions from net investment income	(.30)	–	–	–	–
Distributions from net realized gain	(3.69)	(.29)	(2.22)	(.03)	–
Total distributions	(3.99)	(.29)	(2.22)	(.03)	–
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$76.48	$66.81	$53.77	$54.43	$45.35
Total ReturnC	21.01%	24.84%	3.14%	20.09%	9.78%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.74%	.76%	.79%	.78%
Expenses net of fee waivers, if any	.72%	.74%	.76%	.79%	.78%
Expenses net of all reductions	.72%	.74%	.76%	.78%	.78%
Net investment income (loss)	(.13)%	.19%	.13%	.10%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$3,410,787	$2,546,323	$1,783,417	$1,316,804	$911,005
Portfolio turnover rateF	38%	53%G	45%	81%	64%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Health Care Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$66.88	$53.84	$57.87
Income from Investment Operations
Net investment income (loss)B	(.01)	.19	.13
Net realized and unrealized gain (loss)	13.77	13.22	(1.94)
Total from investment operations	13.76	13.41	(1.81)
Distributions from net investment income	(.37)	–	–
Distributions from net realized gain	(3.73)	(.37)	(2.22)
Total distributions	(4.09)C	(.37)	(2.22)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$76.55	$66.88	$53.84
Total ReturnD,E	21.15%	24.98%	(2.86)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.61%	.62%H
Expenses net of fee waivers, if any	.60%	.61%	.62%H
Expenses net of all reductions	.59%	.61%	.62%H
Net investment income (loss)	(.01)%	.32%	.30%H
Supplemental Data
Net assets, end of period (000 omitted)	$952,460	$610,481	$238,873
Portfolio turnover rateI	38%	53%J	45%H

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	27.83%	9.74%	10.83%
Class M (incl. 3.50% sales charge)	30.52%	9.98%	10.81%
Class C (incl. contingent deferred sales charge)	33.58%	10.21%	10.83%
Class I	35.98%	11.35%	11.79%
Class Z	36.16%	11.43%	11.83%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Industrials Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,975	Fidelity Advisor® Industrials Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Industrials Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Janet Glazer:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 35% to 36%, underperforming the 47.48% gain of the MSCI US IMI Industrials 25/50 Linked Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary detractor, especially in the industrial conglomerates industry. We also had weak stock picks in industrial machinery and electrical components & equipment. The biggest individual relative detractor was an overweight position in Roper Technologies (+14%), the fund's largest holding. Also hampering performance was our overweighting in General Electric, which gained 26%. General Electric was one of our largest holdings. Also holding back performance was our lighter-than-index stake in Deere, which gained about 107%. Deere was not held at period end. Conversely, the top contributor to performance versus the sector index was our stock selection in air freight & logistics. Also bolstering the fund's relative performance was an overweighting in electrical components & equipment and human resource & employment services. Not owning Lockheed Martin, an index component that gained 1%, was the biggest individual relative contributor. Also adding value was our outsized stake in XPO Logistics, which gained 85%. XPO Logistics was among our biggest holdings. Avoiding Northrop Grumman, an index component that gained roughly 14%, also aided relative performance. Notable changes in positioning include a higher allocation to the aerospace & defense and industrial conglomerates subindustries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Industrials Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Roper Technologies, Inc.	9.1
Honeywell International, Inc.	6.3
AMETEK, Inc.	6.0
The Boeing Co.	4.0
Teledyne Technologies, Inc.	3.9
Copart, Inc.	3.6
United Rentals, Inc.	3.6
XPO Logistics, Inc.	3.3
Ingersoll Rand, Inc.	3.3
General Electric Co.	3.3
46.4

Top Industries (% of fund's net assets)

As of July 31, 2021
Industrial Conglomerates	18.7%
Aerospace & Defense	16.8%
Machinery	14.9%
Electrical Equipment	10.6%
Road & Rail	9.6%
All Others*	29.4%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Industrials Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
Aerospace & Defense - 16.8%
Aerospace & Defense - 16.8%
Airbus Group NV (a)	88,700	$12,166,873
General Dynamics Corp.	18,400	3,606,952
HEICO Corp. Class A	21,600	2,619,864
Howmet Aerospace, Inc.	637,600	20,926,032
Raytheon Technologies Corp.	65,400	5,686,530
Teledyne Technologies, Inc. (a)	57,700	26,124,829
The Boeing Co. (a)	120,200	27,222,896
TransDigm Group, Inc. (a)	19,114	12,253,794
Triumph Group, Inc. (a)	151,551	2,887,047
		113,494,817
Air Freight & Logistics - 3.9%
Air Freight & Logistics - 3.9%
FedEx Corp.	100	27,995
Hub Group, Inc. Class A (a)	8,500	563,380
United Parcel Service, Inc. Class B	16,200	3,100,032
XPO Logistics, Inc. (a)	162,238	22,500,788
		26,192,195
Building Products - 5.5%
Building Products - 5.5%
Advanced Drain Systems, Inc.	10,700	1,306,363
Allegion PLC	29,400	4,016,040
Johnson Controls International PLC	288,700	20,618,954
Trane Technologies PLC	56,035	11,409,286
		37,350,643
Commercial Services & Supplies - 5.9%
Diversified Support Services - 3.6%
Copart, Inc. (a)	165,400	24,313,800
Environmental & Facility Services - 2.3%
GFL Environmental, Inc.	143,500	5,003,845
Waste Connection, Inc. (United States)	83,800	10,616,622
		15,620,467

TOTAL COMMERCIAL SERVICES & SUPPLIES		39,934,267

Construction & Engineering - 0.2%
Construction & Engineering - 0.2%
AECOM (a)	15,600	982,176
Electrical Equipment - 10.6%
Electrical Components & Equipment - 10.6%
Acuity Brands, Inc.	71,900	12,609,822
AMETEK, Inc.	288,934	40,176,273
Generac Holdings, Inc. (a)	26,300	11,029,168
Regal Beloit Corp.	18,999	2,797,223
Vertiv Holdings Co.	171,500	4,808,860
		71,421,346
Industrial Conglomerates - 18.7%
Industrial Conglomerates - 18.7%
General Electric Co.	1,701,700	22,037,015
Honeywell International, Inc.	183,194	42,828,925
Roper Technologies, Inc.	124,932	61,384,089
		126,250,029
Machinery - 14.9%
Industrial Machinery - 14.9%
Chart Industries, Inc. (a)	5,500	854,975
Crane Co.	65,339	6,352,911
Dover Corp.	51,100	8,539,832
Fortive Corp.	259,775	18,875,252
Graco, Inc.	26,100	2,037,888
IDEX Corp.	56,600	12,830,654
Ingersoll Rand, Inc. (a)	459,200	22,441,104
ITT, Inc.	101,451	9,933,067
Middleby Corp. (a)	35,200	6,740,448
Otis Worldwide Corp.	76,000	6,805,800
Pentair PLC	24,500	1,804,915
Woodward, Inc.	24,148	2,935,431
		100,152,277
Professional Services - 6.1%
Human Resource & Employment Services - 3.2%
TriNet Group, Inc. (a)	261,131	21,668,650
Research & Consulting Services - 2.9%
Clarivate Analytics PLC (a)	135,500	3,089,400
CoStar Group, Inc. (a)	184,800	16,419,480
		19,508,880

TOTAL PROFESSIONAL SERVICES		41,177,530

Road & Rail - 9.6%
Railroads - 5.5%
CSX Corp.	386,000	12,475,520
Norfolk Southern Corp.	37,991	9,795,220
Union Pacific Corp.	67,679	14,805,458
		37,076,198
Trucking - 4.1%
J.B. Hunt Transport Services, Inc.	17,500	2,947,875
Old Dominion Freight Lines, Inc.	75,600	20,347,740
Saia, Inc. (a)	20,200	4,565,200
		27,860,815

TOTAL ROAD & RAIL		64,937,013

Software - 1.0%
Application Software - 1.0%
Descartes Systems Group, Inc. (a)	94,900	6,895,434
Trading Companies & Distributors - 5.9%
Trading Companies & Distributors - 5.9%
Herc Holdings, Inc. (a)	126,480	15,688,579
United Rentals, Inc. (a)	73,000	24,057,150
		39,745,729
TOTAL COMMON STOCKS
(Cost $535,227,282)		668,533,456

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.06% (b)
(Cost $7,140,324)	7,138,896	7,140,324
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $542,367,606)		675,673,780
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,030,549)
NET ASSETS - 100%		$674,643,231

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,674
Fidelity Securities Lending Cash Central Fund	1,202
Total	$4,876

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$783,830	$211,857,811	$205,501,331	$14	$--	$7,140,324	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	5,544,201	87,662,696	93,206,897	--	--	--	0.0%
Total	$6,328,031	$299,520,507	$298,708,228	$14	$--	$7,140,324

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$668,533,456	$656,366,583	$12,166,873	$--
Money Market Funds	7,140,324	7,140,324	--	--
Total Investments in Securities:	$675,673,780	$663,506,907	$12,166,873	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Ireland	5.6%
Canada	3.3%
Netherlands	1.8%
Others (Individually Less Than 1%)	0.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Industrials Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $535,227,282)	$668,533,456
Fidelity Central Funds (cost $7,140,324)	7,140,324
Total Investment in Securities (cost $542,367,606)		$675,673,780
Receivable for investments sold		9,262,021
Receivable for fund shares sold		239,875
Dividends receivable		37,209
Distributions receivable from Fidelity Central Funds		348
Prepaid expenses		4,448
Other receivables		52,425
Total assets		685,270,106
Liabilities
Payable for investments purchased	$9,469,426
Payable for fund shares redeemed	581,762
Accrued management fee	290,158
Distribution and service plan fees payable	123,277
Other affiliated payables	114,345
Other payables and accrued expenses	47,907
Total liabilities		10,626,875
Net Assets		$674,643,231
Net Assets consist of:
Paid in capital		$444,960,387
Total accumulated earnings (loss)		229,682,844
Net Assets		$674,643,231
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($264,130,475 ÷ 5,787,061 shares)(a)		$45.64
Maximum offering price per share (100/94.25 of $45.64)		$48.42
Class M:
Net Asset Value and redemption price per share ($56,679,972 ÷ 1,279,063 shares)(a)		$44.31
Maximum offering price per share (100/96.50 of $44.31)		$45.92
Class C:
Net Asset Value and offering price per share ($55,575,600 ÷ 1,408,247 shares)(a)		$39.46
Class I:
Net Asset Value, offering price and redemption price per share ($248,089,787 ÷ 5,100,299 shares)		$48.64
Class Z:
Net Asset Value, offering price and redemption price per share ($50,167,397 ÷ 1,032,086 shares)		$48.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$3,586,033
Income from Fidelity Central Funds (including $1,202 from security lending)		4,876
Total income		3,590,909
Expenses
Management fee	$3,108,771
Transfer agent fees	1,025,158
Distribution and service plan fees	1,433,917
Accounting fees	219,001
Custodian fees and expenses	17,902
Independent trustees' fees and expenses	2,428
Registration fees	97,352
Audit	50,200
Legal	2,642
Interest	304
Miscellaneous	3,692
Total expenses before reductions	5,961,367
Expense reductions	(116,637)
Total expenses after reductions		5,844,730
Net investment income (loss)		(2,253,821)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	131,396,308
Fidelity Central Funds	14
Foreign currency transactions	(5,224)
Total net realized gain (loss)		131,391,098
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	39,130,938
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		39,130,944
Net gain (loss)		170,522,042
Net increase (decrease) in net assets resulting from operations		$168,268,221

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(2,253,821)	$2,527,790
Net realized gain (loss)	131,391,098	953,381
Change in net unrealized appreciation (depreciation)	39,130,944	(55,718,333)
Net increase (decrease) in net assets resulting from operations	168,268,221	(52,237,162)
Distributions to shareholders	(3,415,748)	(43,927,430)
Share transactions - net increase (decrease)	58,057,679	(102,963,693)
Total increase (decrease) in net assets	222,910,152	(199,128,285)
Net Assets
Beginning of period	451,733,079	650,861,364
End of period	$674,643,231	$451,733,079

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Industrials Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$33.85	$38.95	$42.62	$37.89	$35.52
Income from Investment Operations
Net investment income (loss)A	(.17)	.18B	.24	.13	.19
Net realized and unrealized gain (loss)	12.20	(2.46)	(.02)	5.87	4.24
Total from investment operations	12.03	(2.28)	.22	6.00	4.43
Distributions from net investment income	–	(.25)	(.19)	(.10)	(.16)
Distributions from net realized gain	(.24)	(2.57)	(3.70)	(1.17)	(1.90)
Total distributions	(.24)	(2.82)	(3.89)	(1.27)	(2.06)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$45.64	$33.85	$38.95	$42.62	$37.89
Total ReturnD,E	35.63%	(6.58)%	2.06%	15.97%	12.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.03%	1.05%	1.04%	1.06%	1.06%
Expenses net of fee waivers, if any	1.03%	1.05%	1.04%	1.06%	1.06%
Expenses net of all reductions	1.01%	1.03%	1.03%	1.05%	1.06%
Net investment income (loss)	(.40)%	.49%B	.63%	.32%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$264,130	$199,835	$268,483	$303,201	$309,204
Portfolio turnover rateH	205%	219%I	125%	61%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$32.96	$37.99	$41.65	$37.03	$34.77
Income from Investment Operations
Net investment income (loss)A	(.27)	.08B	.14	.03	.10
Net realized and unrealized gain (loss)	11.86	(2.39)	(.03)	5.74	4.14
Total from investment operations	11.59	(2.31)	.11	5.77	4.24
Distributions from net investment income	–	(.15)	(.07)	–	(.08)
Distributions from net realized gain	(.24)	(2.57)	(3.70)	(1.15)	(1.90)
Total distributions	(.24)	(2.72)	(3.77)	(1.15)	(1.98)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$44.31	$32.96	$37.99	$41.65	$37.03
Total ReturnD,E	35.25%	(6.82)%	1.78%	15.70%	12.33%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.29%	1.31%	1.31%	1.32%	1.32%
Expenses net of fee waivers, if any	1.29%	1.31%	1.30%	1.32%	1.32%
Expenses net of all reductions	1.27%	1.30%	1.30%	1.31%	1.32%
Net investment income (loss)	(.66)%	.23%B	.37%	.07%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$56,680	$45,157	$61,570	$72,143	$87,253
Portfolio turnover rateH	205%	219%I	125%	61%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .03%.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.52	$34.27	$38.09	$34.09	$32.24
Income from Investment Operations
Net investment income (loss)A	(.41)	(.08)B	(.04)	(.16)	(.08)
Net realized and unrealized gain (loss)	10.59	(2.15)	(.08)	5.28	3.83
Total from investment operations	10.18	(2.23)	(.12)	5.12	3.75
Distributions from net investment income	–	(.03)	–	–	–
Distributions from net realized gain	(.24)	(2.49)	(3.70)	(1.12)	(1.90)
Total distributions	(.24)	(2.52)	(3.70)	(1.12)	(1.90)
Redemption fees added to paid in capitalA	–	–	–	–	–C
Net asset value, end of period	$39.46	$29.52	$34.27	$38.09	$34.09
Total ReturnD,E	34.58%	(7.27)%	1.28%	15.13%	11.76%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.79%	1.81%	1.80%	1.82%	1.82%
Expenses net of fee waivers, if any	1.79%	1.81%	1.80%	1.82%	1.82%
Expenses net of all reductions	1.77%	1.79%	1.79%	1.81%	1.81%
Net investment income (loss)	(1.16)%	(.26)%B	(.12)%	(.43)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$55,576	$53,969	$90,512	$138,249	$134,505
Portfolio turnover rateH	205%	219%I	125%	61%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.46) %.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$35.97	$41.20	$44.85	$39.80	$37.21
Income from Investment Operations
Net investment income (loss)A	(.06)	.29B	.37	.25	.31
Net realized and unrealized gain (loss)	12.97	(2.60)	(.02)	6.18	4.44
Total from investment operations	12.91	(2.31)	.35	6.43	4.75
Distributions from net investment income	–	(.35)	(.30)	(.21)	(.25)
Distributions from net realized gain	(.24)	(2.57)	(3.70)	(1.17)	(1.90)
Total distributions	(.24)	(2.92)	(4.00)	(1.38)	(2.16)C
Redemption fees added to paid in capitalA	–	–	–	–	–D
Net asset value, end of period	$48.64	$35.97	$41.20	$44.85	$39.80
Total ReturnE	35.98%	(6.32)%	2.31%	16.30%	12.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.78%	.78%	.80%	.80%
Expenses net of fee waivers, if any	.76%	.78%	.77%	.80%	.80%
Expenses net of all reductions	.74%	.76%	.77%	.79%	.80%
Net investment income (loss)	(.14)%	.76%B	.90%	.59%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$248,090	$123,603	$219,218	$320,902	$284,727
Portfolio turnover rateH	205%	219%I	125%	61%	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .56%.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Industrials Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$35.90	$41.15	$46.84
Income from Investment Operations
Net investment income (loss)B	–	.34C,D	.34
Net realized and unrealized gain (loss)	12.95	(2.60)	(1.94)
Total from investment operations	12.95	(2.26)	(1.60)
Distributions from net investment income	–	(.42)	(.39)
Distributions from net realized gain	(.24)	(2.57)	(3.70)
Total distributions	(.24)	(2.99)	(4.09)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$48.61	$35.90	$41.15
Total ReturnE,F	36.16%	(6.21)%	(1.92)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%	.65%	.64%I
Expenses net of fee waivers, if any	.64%	.65%	.64%I
Expenses net of all reductions	.62%	.63%	.64%I
Net investment income (loss)	(.01)%	.89%C	1.04%I
Supplemental Data
Net assets, end of period (000 omitted)	$50,167	$29,168	$11,077
Portfolio turnover rateJ	205%	219%	125%I,K

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .69%.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	53.11%	29.79%	22.54%
Class M (incl. 3.50% sales charge)	56.32%	29.99%	22.46%
Class C (incl. contingent deferred sales charge)	60.17%	30.34%	22.51%
Class I	62.86%	31.71%	23.61%
Class Z	63.06%	31.82%	23.66%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Semiconductors Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$76,330	Fidelity Advisor® Semiconductors Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Semiconductors Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Adam Benjamin:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 61% to 63%, outperforming the 58.21% advance of the MSCI US IMI Semiconductors & Semiconductor Equipment 25/50 Index, as well as the broad-based S&P 500® index. Versus the industry index, security selection was the primary contributor, especially in the semiconductors industry. Security selection in semiconductor equipment and electronic components also bolstered the fund's relative result. The fund's top individual relative contributor was our lighter-than-index stake in Intel, which gained roughly 16% the past 12 months. The company was among our largest holdings. Another notable relative contributor was an outsized stake in Enphase Energy (+231%). This period we decreased our stake. Conversely, the largest detractor from performance versus the industry index was an underweighting in semiconductor equipment. Non-index exposure to electrical components & equipment and a slight overweighting in semiconductors also hampered the fund's relative performance. The fund's largest individual relative detractor was an underweighting in Applied Materials, which gained roughly 120% the past year. Also hurting performance was our outsized stake in Cirrus Logic, which gained about 21%. Notable changes in positioning include increased exposure to the semiconductor equipment subindustry and a lower non-index stake in electronic manufacturing services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Semiconductors Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
NVIDIA Corp.	22.9
Marvell Technology, Inc.	8.0
NXP Semiconductors NV	7.7
Lam Research Corp.	5.4
Microchip Technology, Inc.	4.6
ON Semiconductor Corp.	4.4
Texas Instruments, Inc.	4.0
Intel Corp.	3.9
Broadcom, Inc.	3.4
Qualcomm, Inc.	3.3
67.6

Top Industries (% of fund's net assets)

As of July 31, 2021
Semiconductors & Semiconductor Equipment	91.6%
Software	2.2%
Electronic Equipment & Components	2.0%
Technology Hardware, Storage & Peripherals	0.6%
Electrical Equipment	0.2%
All Others*	3.4%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Semiconductors Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Preferred Securities- 0.0%
	Shares	Value
Semiconductors & Semiconductors Equipment - 0.0%
Semiconductors - 0.0%
Tenstorrent, Inc. 0% (a)(b)(c)
(Cost $50,000)	50,000	50,000

Common Stocks - 96.6%
Electrical Equipment - 0.2%
Electrical Components & Equipment - 0.2%
Array Technologies, Inc.	94,900	1,284,946
Electronic Equipment & Components - 2.0%
Electronic Equipment & Instruments - 0.3%
Advanced Energy Industries, Inc.	20,164	2,092,015
Electronic Manufacturing Services - 1.7%
Flex Ltd. (d)	175,827	3,159,611
Jabil, Inc.	144,576	8,608,055
		11,767,666

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		13,859,681

Semiconductors & Semiconductor Equipment - 91.6%
Semiconductor Equipment - 13.4%
Applied Materials, Inc.	108,100	15,126,433
Enphase Energy, Inc. (d)	11,800	2,237,280
KLA Corp.	24,300	8,460,288
Lam Research Corp.	59,546	37,955,216
Nova Ltd. (d)	92,700	9,066,060
Teradyne, Inc.	163,100	20,713,700
		93,558,977
Semiconductors - 78.2%
Advanced Micro Devices, Inc. (d)	144,500	15,344,455
Alpha & Omega Semiconductor Ltd. (d)	63,000	1,637,370
Analog Devices, Inc.	90,770	15,196,713
ASE Technology Holding Co. Ltd. ADR (e)	119,500	1,059,965
Broadcom, Inc.	48,725	23,651,115
Cirrus Logic, Inc. (d)	115,928	9,574,494
Diodes, Inc. (d)	82,200	6,740,400
Intel Corp.	511,464	27,475,846
MACOM Technology Solutions Holdings, Inc. (d)	139,500	8,609,940
Marvell Technology, Inc.	929,333	56,233,940
MaxLinear, Inc. Class A (d)	70,349	3,392,932
Microchip Technology, Inc.	226,801	32,459,759
Micron Technology, Inc.	270,112	20,955,289
Monolithic Power Systems, Inc.	15,100	6,783,826
NVIDIA Corp.	823,692	160,611,703
NXP Semiconductors NV	261,312	53,932,184
ON Semiconductor Corp. (d)	792,736	30,964,268
Qualcomm, Inc.	152,726	22,878,355
Silicon Motion Tech Corp. sponsored ADR	45,900	3,442,041
SMART Global Holdings, Inc. (d)	43,400	2,032,856
Synaptics, Inc. (d)	22,300	3,387,816
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	75,100	8,759,664
Texas Instruments, Inc.	145,200	27,678,024
Xilinx, Inc.	33,950	5,087,068
		547,890,023

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		641,449,000

Software - 2.2%
Application Software - 2.2%
Cadence Design Systems, Inc. (d)	104,400	15,414,660
Technology Hardware, Storage & Peripherals - 0.6%
Technology Hardware, Storage & Peripherals - 0.6%
Samsung Electronics Co. Ltd.	64,340	4,381,389
TOTAL COMMON STOCKS
(Cost $380,721,168)		676,389,676

Convertible Preferred Stocks - 0.1%
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (a)(c)	18,335	440,040
Semiconductors & Semiconductor Equipment - 0.0%
Semiconductors - 0.0%
SiMa.ai Series B (a)(c)	30,638	157,093
Tenstorrent, Inc. Series C1 (a)(c)	900	53,509
		210,602
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $650,642)		650,642
	Principal Amount	Value

Convertible Bonds - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Semiconductors - 0.0%
SMART Global Holdings, Inc. 2.25% 2/15/26 (Cost $310,000)	310,000	422,375
	Shares	Value

Money Market Funds - 2.6%
Fidelity Cash Central Fund 0.06% (f)	17,927,713	17,931,298
Fidelity Securities Lending Cash Central Fund 0.06% (f)(g)	159,284	159,300
TOTAL MONEY MARKET FUNDS
(Cost $18,090,598)		18,090,598
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $399,822,408)		695,603,291
NET OTHER ASSETS (LIABILITIES) - 0.7%		4,689,346
NET ASSETS - 100%		$700,292,637

Legend

 (a) Level 3 security

 (b) Security is perpetual in nature with no stated maturity date.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $700,642 or 0.1% of net assets.

 (d) Non-income producing

 (e) Security or a portion of the security is on loan at period end.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Diamond Foundry, Inc. Series C	3/15/21	$440,040
SiMa.ai Series B	5/10/21	$157,093
Tenstorrent, Inc. Series C1	4/23/21	$53,509
Tenstorrent, Inc. 0%	4/23/21	$50,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,638
Fidelity Securities Lending Cash Central Fund	2,109
Total	$9,747

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$16,185,713	$198,667,238	$196,920,033	$(239)	$(1,381)	$17,931,298	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	24,920,748	24,761,448	--	--	159,300	0.0%
Total	$16,185,713	$223,587,986	$221,681,481	$(239)	$(1,381)	$18,090,598

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$676,389,676	$676,389,676	$--	$--
Convertible Preferred Stocks	650,642	--	--	650,642
Convertible Bonds	422,375	--	422,375	--
Money Market Funds	18,090,598	18,090,598	--	--
Preferred Securities	50,000	--	--	50,000
Total Investments in Securities:	$695,603,291	$694,480,274	$422,375	$700,642
Net unrealized depreciation on unfunded committments	$(16,080)	$	$(16,080)	$

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.9%
Netherlands	7.7%
Taiwan	1.3%
Israel	1.3%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Semiconductors Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $156,999) — See accompanying schedule: Unaffiliated issuers (cost $381,731,810)	$677,512,693
Fidelity Central Funds (cost $18,090,598)	18,090,598
Total Investment in Securities (cost $399,822,408)		$695,603,291
Foreign currency held at value (cost $40,405)		39,241
Receivable for investments sold		5,519,123
Receivable for fund shares sold		953,041
Dividends receivable		164,928
Interest receivable		3,216
Distributions receivable from Fidelity Central Funds		1,076
Prepaid expenses		1,793
Other receivables		8,083
Total assets		702,293,792
Liabilities
Payable for investments purchased	$710,658
Payable for fund shares redeemed	505,658
Accrued management fee	294,838
Distribution and service plan fees payable	146,424
Other affiliated payables	112,271
Unrealized depreciation on unfunded commitments	16,080
Other payables and accrued expenses	55,926
Collateral on securities loaned	159,300
Total liabilities		2,001,155
Net Assets		$700,292,637
Net Assets consist of:
Paid in capital		$371,103,829
Total accumulated earnings (loss)		329,188,808
Net Assets		$700,292,637
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($279,755,305 ÷ 6,044,091 shares)(a)		$46.29
Maximum offering price per share (100/94.25 of $46.29)		$49.11
Class M:
Net Asset Value and redemption price per share ($49,962,599 ÷ 1,141,876 shares)(a)		$43.75
Maximum offering price per share (100/96.50 of $43.75)		$45.34
Class C:
Net Asset Value and offering price per share ($86,216,800 ÷ 2,234,177 shares)(a)		$38.59
Class I:
Net Asset Value, offering price and redemption price per share ($257,501,885 ÷ 5,213,974 shares)		$49.39
Class Z:
Net Asset Value, offering price and redemption price per share ($26,856,048 ÷ 544,245 shares)		$49.35

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$4,247,398
Interest		6,975
Income from Fidelity Central Funds (including $2,109 from security lending)		9,747
Total income		4,264,120
Expenses
Management fee	$2,718,396
Transfer agent fees	908,687
Distribution and service plan fees	1,431,421
Accounting fees	194,774
Custodian fees and expenses	10,223
Independent trustees' fees and expenses	2,040
Registration fees	120,695
Audit	46,883
Legal	3,052
Interest	100
Miscellaneous	4,281
Total expenses before reductions	5,440,552
Expense reductions	(12,852)
Total expenses after reductions		5,427,700
Net investment income (loss)		(1,163,580)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,437,582
Fidelity Central Funds	(239)
Foreign currency transactions	(1,016)
Total net realized gain (loss)		48,436,327
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	185,064,724
Fidelity Central Funds	(1,381)
Unfunded commitments	(16,080)
Assets and liabilities in foreign currencies	(1,493)
Total change in net unrealized appreciation (depreciation)		185,045,770
Net gain (loss)		233,482,097
Net increase (decrease) in net assets resulting from operations		$232,318,517

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(1,163,580)	$1,525,542
Net realized gain (loss)	48,436,327	25,181,646
Change in net unrealized appreciation (depreciation)	185,045,770	51,353,113
Net increase (decrease) in net assets resulting from operations	232,318,517	78,060,301
Distributions to shareholders	(20,932,303)	(3,496,901)
Share transactions - net increase (decrease)	127,672,949	18,884,510
Total increase (decrease) in net assets	339,059,163	93,447,910
Net Assets
Beginning of period	361,233,474	267,785,564
End of period	$700,292,637	$361,233,474

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Semiconductors Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.79	$23.03	$25.06	$21.57	$16.50
Income from Investment Operations
Net investment income (loss)A	(.08)	.14	.15	.02	.11
Net realized and unrealized gain (loss)	18.29	6.90	1.25	5.73	5.03
Total from investment operations	18.21	7.04	1.40	5.75	5.14
Distributions from net investment income	(.04)	(.07)	(.10)	(.05)B	(.05)
Distributions from net realized gain	(1.67)	(.20)	(3.33)	(2.21)B	(.02)
Total distributions	(1.71)	(.28)C	(3.43)	(2.26)	(.07)
Redemption fees added to paid in capitalA	–	–	–	–D	–D
Net asset value, end of period	$46.29	$29.79	$23.03	$25.06	$21.57
Total ReturnE,F	62.45%	30.65%	10.18%	27.35%	31.21%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.04%	1.10%	1.12%	1.15%	1.17%
Expenses net of fee waivers, if any	1.04%	1.09%	1.11%	1.15%	1.17%
Expenses net of all reductions	1.03%	1.08%	1.11%	1.13%	1.16%
Net investment income (loss)	(.21)%	.53%	.70%	.09%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$279,755	$140,072	$98,459	$97,883	$72,040
Portfolio turnover rateI	41%	136%	110%	133%	99%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$28.25	$21.89	$24.04	$20.77	$15.91
Income from Investment Operations
Net investment income (loss)A	(.17)	.06	.08	(.05)	.04
Net realized and unrealized gain (loss)	17.31	6.55	1.16	5.50	4.84
Total from investment operations	17.14	6.61	1.24	5.45	4.88
Distributions from net investment income	–	(.05)	(.06)	–B	–
Distributions from net realized gain	(1.64)	(.20)	(3.33)	(2.18)B	(.02)
Total distributions	(1.64)	(.25)	(3.39)	(2.18)	(.02)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$43.75	$28.25	$21.89	$24.04	$20.77
Total ReturnD,E	61.98%	30.28%	9.84%	26.95%	30.72%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.30%	1.38%	1.44%	1.48%	1.53%
Expenses net of fee waivers, if any	1.30%	1.38%	1.43%	1.47%	1.53%
Expenses net of all reductions	1.29%	1.37%	1.43%	1.46%	1.52%
Net investment income (loss)	(.47)%	.24%	.38%	(.23)%	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$49,963	$29,262	$22,587	$21,830	$16,127
Portfolio turnover rateH	41%	136%	110%	133%	99%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$25.18	$19.59	$21.88	$19.10	$14.69
Income from Investment Operations
Net investment income (loss)A	(.31)	(.05)	(.01)	(.14)	(.04)
Net realized and unrealized gain (loss)	15.35	5.86	.98	5.05	4.47
Total from investment operations	15.04	5.81	.97	4.91	4.43
Distributions from net investment income	–	(.01)	–	–	–
Distributions from net realized gain	(1.63)	(.20)	(3.26)	(2.13)	(.02)
Total distributions	(1.63)	(.22)B	(3.26)	(2.13)	(.02)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$38.59	$25.18	$19.59	$21.88	$19.10
Total ReturnD,E	61.17%	29.73%	9.33%	26.38%	30.21%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.79%	1.85%	1.87%	1.91%	1.95%
Expenses net of fee waivers, if any	1.79%	1.85%	1.87%	1.91%	1.95%
Expenses net of all reductions	1.79%	1.83%	1.87%	1.89%	1.94%
Net investment income (loss)	(.97)%	(.23)%	(.06)%	(.67)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$86,217	$57,320	$45,659	$57,915	$42,684
Portfolio turnover rateH	41%	136%	110%	133%	99%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.68	$24.42	$26.33	$22.56	$17.24
Income from Investment Operations
Net investment income (loss)A	.03	.22	.23	.10	.17
Net realized and unrealized gain (loss)	19.47	7.34	1.35	5.99	5.26
Total from investment operations	19.50	7.56	1.58	6.09	5.43
Distributions from net investment income	(.12)	(.10)	(.16)	(.11)B	(.09)
Distributions from net realized gain	(1.67)	(.20)	(3.33)	(2.21)B	(.02)
Total distributions	(1.79)	(.30)	(3.49)	(2.32)	(.11)
Redemption fees added to paid in capitalA	–	–	–	–C	–C
Net asset value, end of period	$49.39	$31.68	$24.42	$26.33	$22.56
Total ReturnD	62.86%	31.08%	10.46%	27.74%	31.62%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.81%	.83%	.86%	.88%
Expenses net of fee waivers, if any	.77%	.81%	.82%	.86%	.88%
Expenses net of all reductions	.76%	.79%	.82%	.84%	.87%
Net investment income (loss)	.06%	.81%	.98%	.38%	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$257,502	$126,660	$98,451	$140,362	$91,052
Portfolio turnover rateG	41%	136%	110%	133%	99%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Semiconductors Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$31.65	$24.38	$26.00
Income from Investment Operations
Net investment income (loss)B	.08	.26	.17
Net realized and unrealized gain (loss)	19.45	7.33	1.76
Total from investment operations	19.53	7.59	1.93
Distributions from net investment income	(.16)	(.11)	(.22)
Distributions from net realized gain	(1.67)	(.20)	(3.33)
Total distributions	(1.83)	(.32)C	(3.55)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$49.35	$31.65	$24.38
Total ReturnD,E	63.06%	31.22%	12.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.64%	.68%	.69%H
Expenses net of fee waivers, if any	.64%	.68%	.69%H
Expenses net of all reductions	.64%	.66%	.68%H
Net investment income (loss)	.18%	.94%	.91%H
Supplemental Data
Net assets, end of period (000 omitted)	$26,856	$7,920	$2,629
Portfolio turnover rateI	41%	136%	110%H

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	36.48%	30.75%	20.85%
Class M (incl. 3.50% sales charge)	39.41%	31.04%	20.83%
Class C (incl. contingent deferred sales charge)	42.73%	31.31%	20.84%
Class I	45.18%	32.67%	21.93%
Class Z	45.37%	32.76%	21.97%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Technology Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$66,437	Fidelity Advisor® Technology Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Technology Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Adam Benjamin:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 44% to 45%, outperforming the 40.76% gain of the MSCI US IMI Information Technology 25/50 Index, as well as the broad-based S&P 500® index. Versus the sector index, security selection was the primary contributor, especially in the semiconductors industry. Security selection in auto parts & equipment and internet services & infrastructure also boosted the fund's relative result. Our top individual relative contributor was an out-of-index stake and timely positioning in QuantumScape (+328%). The company was not held at period end. Also adding value was our outsized stake in Marvell Technology, a new position this period that gained about 27%. Marvell Technology was among the biggest holdings as of July 31. Another notable relative contributor was an overweighting in Hubspot (+152%). In contrast, the largest detractor from performance versus the sector index was our stock picks in the other diversified financial services category. Also detracting from the fund's relative result was an overweighting in internet services & infrastructure and an underweighting in semiconductor equipment. The fund's largest individual relative detractor was our lighter-than-index stake in Applied Materials, which gained about 120% the past year. Applied Materials was not held at period end. Another notable relative detractor was an outsized stake in Zoom Video Communications (-10%), which was among the biggest holdings at period end. In the other financial services industry, another notable relative detractor was an out-of-index stake in Ant Intl (-76%). Notable changes in positioning include increased exposure to the semiconductors subindustry and a lower allocation to data processing & outsourced services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 1, 2021, Nidhi Gupta came off the fund, leaving Adam Benjamin as sole portfolio manager.

Fidelity Advisor® Technology Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Apple, Inc.	22.4
Microsoft Corp.	18.1
NVIDIA Corp.	6.0
Salesforce.com, Inc.	3.8
Marvell Technology, Inc.	3.7
Cisco Systems, Inc.	3.4
Adobe, Inc.	3.2
PayPal Holdings, Inc.	2.7
Zoom Video Communications, Inc. Class A	2.6
NXP Semiconductors NV	2.3
68.2

Top Industries (% of fund's net assets)

As of July 31, 2021
Software	34.7%
Technology Hardware, Storage & Peripherals	22.9%
Semiconductors & Semiconductor Equipment	16.8%
IT Services	13.0%
Communications Equipment	4.6%
All Others*	8.0%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Technology Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Preferred Securities - 0.1%
	Shares	Value
Enevate Corp. 0% 1/29/23 (a)(b)	4,035,056	$4,035,056
Tenstorrent, Inc. 0% (a)(b)(c)	370,000	370,000
TOTAL PREFERRED SECURITIES
(Cost $4,405,056)		4,405,056

Common Stocks - 98.7%
Automobiles - 0.1%
Automobile Manufacturers - 0.1%
Lucid Motors, Inc. (b)	211,400	4,512,967
Capital Markets - 0.0%
Financial Exchanges & Data - 0.0%
Coinbase Global, Inc. (d)(e)	3,600	851,688
Chemicals - 0.2%
Commodity Chemicals - 0.2%
LG Chemical Ltd.	16,570	12,103,074
Communications Equipment - 4.6%
Communications Equipment - 4.6%
Cisco Systems, Inc.	3,045,300	168,618,261
F5 Networks, Inc. (d)	276,500	57,100,015
		225,718,276
Diversified Financial Services - 0.1%
Other Diversified Financial Services - 0.1%
Ant International Co. Ltd. Class C (a)(b)(d)	1,469,829	3,674,573
Electronic Equipment & Components - 0.9%
Electronic Manufacturing Services - 0.9%
Flex Ltd. (d)	2,390,300	42,953,691
Entertainment - 1.0%
Movies & Entertainment - 1.0%
Netflix, Inc. (d)	94,666	48,996,282
Hotels, Restaurants & Leisure - 0.7%
Hotels, Resorts & Cruise Lines - 0.7%
Airbnb, Inc. Class A	239,400	34,475,994
Interactive Media & Services - 1.2%
Interactive Media & Services - 1.2%
Kuaishou Technology Class B (f)	40,900	579,463
Snap, Inc. Class A (d)	789,700	58,769,474
		59,348,937
Internet & Direct Marketing Retail - 0.0%
Internet & Direct Marketing Retail - 0.0%
Deliveroo PLC Class A (d)(e)(f)	307,100	1,408,668
IT Services - 12.9%
Data Processing & Outsourced Services - 8.8%
Genpact Ltd.	862,800	42,976,068
MasterCard, Inc. Class A	239,500	92,432,630
PayPal Holdings, Inc. (d)	478,100	131,730,893
Square, Inc. (d)	294,200	72,743,892
Visa, Inc. Class A	358,916	88,433,313
		428,316,796
Internet Services & Infrastructure - 3.5%
Okta, Inc. (d)	89,200	22,102,868
Shopify, Inc. (d)	23,700	35,548,341
Snowflake Computing, Inc.	1,993	529,580
Twilio, Inc. Class A (d)	300,000	112,077,000
		170,257,789
IT Consulting & Other Services - 0.6%
Capgemini SA	143,500	31,023,848

TOTAL IT SERVICES		629,598,433

Life Sciences Tools & Services - 0.0%
Life Sciences Tools & Services - 0.0%
JHL Biotech, Inc. (a)(d)	387,462	0
Oil, Gas & Consumable Fuels - 0.7%
Oil & Gas Refining & Marketing - 0.7%
Reliance Industries Ltd.	1,218,700	33,364,317
Reliance Industries Ltd.	80,346	1,524,222
		34,888,539
Pharmaceuticals - 0.0%
Pharmaceuticals - 0.0%
Chime Biologics Ltd. (a)(d)	387,462	201,802
Road & Rail - 2.2%
Trucking - 2.2%
DiDi Global, Inc. ADR (e)	113,900	1,174,309
Lyft, Inc. (d)	713,642	39,478,675
TuSimple Holdings, Inc. (d)	86,300	3,175,840
Uber Technologies, Inc. (d)	1,409,664	61,263,997
		105,092,821
Semiconductors & Semiconductor Equipment - 16.8%
Semiconductor Equipment - 2.2%
ASML Holding NV (Netherlands)	41,400	31,645,527
Lam Research Corp.	61,200	39,009,492
Teradyne, Inc.	300,900	38,214,300
		108,869,319
Semiconductors - 14.6%
Marvell Technology, Inc.	2,939,760	177,884,878
Microchip Technology, Inc.	348,800	49,920,256
NVIDIA Corp.	1,506,600	293,771,934
NXP Semiconductors NV	554,400	114,422,616
ON Semiconductor Corp. (d)	1,324,500	51,734,970
Taiwan Semiconductor Manufacturing Co. Ltd.	1,145,000	23,953,054
		711,687,708

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		820,557,027

Software - 34.4%
Application Software - 15.0%
Adobe, Inc. (d)	247,216	153,676,882
Autodesk, Inc. (d)	203,900	65,478,407
Confluent, Inc. (e)	11,500	450,685
HubSpot, Inc. (d)	92,600	55,191,452
Intuit, Inc.	143,200	75,891,704
Pine Labs Private Ltd. (a)(b)	3,660	1,364,668
Procore Technologies, Inc. (d)	4,400	454,432
Salesforce.com, Inc. (d)	772,839	186,972,939
Workday, Inc. Class A (d)	282,300	66,171,120
Zoom Video Communications, Inc. Class A (d)	339,264	128,275,718
		733,928,007
Systems Software - 19.4%
Microsoft Corp.	3,106,700	885,129,897
Rapid7, Inc. (d)	275,900	31,383,625
Tenable Holdings, Inc. (d)	580,400	24,841,120
UiPath, Inc.	37,500	2,228,700
UiPath, Inc. Class A (d)	8,600	538,016
		944,121,358

TOTAL SOFTWARE		1,678,049,365

Technology Hardware, Storage & Peripherals - 22.9%
Technology Hardware, Storage & Peripherals - 22.9%
Apple, Inc.	7,474,616	1,090,247,491
Samsung Electronics Co. Ltd.	367,700	25,039,427
		1,115,286,918
TOTAL COMMON STOCKS
(Cost $2,472,357,217)		4,817,719,055

Preferred Stocks - 1.2%
Convertible Preferred Stocks - 1.0%
Aerospace & Defense - 0.2%
Aerospace & Defense - 0.2%
Relativity Space, Inc. Series E (a)(b)	482,616	11,020,585
Communications Equipment - 0.0%
Communications Equipment - 0.0%
Xsight Labs Ltd. Series D (a)(b)	101,300	809,995
Electronic Equipment & Components - 0.2%
Electronic Equipment & Instruments - 0.2%
Enevate Corp. Series E (a)(b)	9,477,386	10,507,426
Internet & Direct Marketing Retail - 0.3%
Internet & Direct Marketing Retail - 0.3%
GoBrands, Inc. Series G (a)(b)	14,100	5,477,709
Instacart, Inc. Series I (a)(b)	29,110	3,638,750
Reddit, Inc.:
Series D (a)(b)(d)	94,300	5,827,174
Series E (a)(b)	5,300	327,508
		15,271,141
IT Services - 0.1%
Internet Services & Infrastructure - 0.1%
ByteDance Ltd. Series E1 (a)(b)	26,036	3,025,123
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (a)(b)	151,757	3,642,168
Road & Rail - 0.0%
Trucking - 0.0%
Convoy, Inc. Series D (a)(b)(d)	81,762	1,095,611
Semiconductors & Semiconductor Equipment - 0.0%
Semiconductors - 0.0%
SiMa.ai Series B (a)(b)	231,000	1,184,429
Tenstorrent, Inc. Series C1 (a)(b)	6,600	392,398
		1,576,827
Software - 0.1%
Application Software - 0.1%
Databricks, Inc. Series G (a)(b)	12,600	2,234,836
Systems Software - 0.0%
Nuvia, Inc. Series B (b)	678,052	554,118
TOTAL SOFTWARE		2,788,954

TOTAL CONVERTIBLE PREFERRED STOCKS		49,737,830

Nonconvertible Preferred Stocks - 0.2%
Software - 0.2%
Application Software - 0.2%
Pine Labs Private Ltd.:
Series 1 0.00% (a)(b)	8,747	3,261,406
Series A 0.00% (a)(b)	2,186	815,072
Series B 0.00% (a)(b)	2,378	886,661
Series B2 0.00% (a)(b)	1,923	717,010
Series C 0.00% (a)(b)	3,578	1,334,093
Series C1 0.00% (a)(b)	754	281,136
Series D 0.00% (a)(b)	806	300,525
		7,595,903
TOTAL PREFERRED STOCKS
(Cost $51,331,690)		57,333,733

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.06% (g)	24,900,055	24,905,035
Fidelity Securities Lending Cash Central Fund 0.06% (g)(h)	3,619,023	3,619,384
TOTAL MONEY MARKET FUNDS
(Cost $28,524,419)		28,524,419
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,556,618,382)		4,907,982,263
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(28,931,382)
NET ASSETS - 100%		$4,879,050,881

Legend

 (a) Level 3 security

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $71,290,997 or 1.5% of net assets.

 (c) Security is perpetual in nature with no stated maturity date.

 (d) Non-income producing

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,988,131 or 0.0% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$8,245,741
ByteDance Ltd. Series E1	11/18/20	$2,852,873
Convoy, Inc. Series D	10/30/19	$1,107,057
Databricks, Inc. Series G	2/1/21	$2,234,836
Diamond Foundry, Inc. Series C	3/15/21	$3,642,168
Enevate Corp. Series E	1/29/21	$10,507,436
Enevate Corp. 0% 1/29/23	1/29/21	$4,035,056
GoBrands, Inc. Series G	3/2/21	$3,521,014
Instacart, Inc. Series I	2/26/21	$3,638,750
Lucid Motors, Inc.	2/22/21	$3,171,000
Nuvia, Inc. Series B	3/16/21	$554,115
Pine Labs Private Ltd.	6/30/21	$1,364,668
Pine Labs Private Ltd. Series 1 0.00%	6/30/21	$3,261,406
Pine Labs Private Ltd. Series A 0.00%	6/30/21	$815,072
Pine Labs Private Ltd. Series B 0.00%	6/30/21	$886,661
Pine Labs Private Ltd. Series B2 0.00%	6/30/21	$717,010
Pine Labs Private Ltd. Series C 0.00%	6/30/21	$1,334,093
Pine Labs Private Ltd. Series C1 0.00%	6/30/21	$281,136
Pine Labs Private Ltd. Series D 0.00%	6/30/21	$300,525
Reddit, Inc. Series D	2/4/19	$2,045,018
Reddit, Inc. Series E	5/18/21	$225,113
Relativity Space, Inc. Series E	5/27/21	$11,020,585
SiMa.ai Series B	5/10/21	$1,184,429
Tenstorrent, Inc. Series C1	4/23/21	$392,398
Tenstorrent, Inc. 0%	4/23/21	$370,000
Xsight Labs Ltd. Series D	2/16/21	$809,995

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$32,141
Fidelity Securities Lending Cash Central Fund	61,338
Total	$93,479

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$44,289,708	$810,973,295	$830,348,834	$(6,373)	$(2,761)	$24,905,035	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	4,660,234	470,724,776	471,765,626	--	--	3,619,384	0.0%
Total	$48,949,942	$1,281,698,071	$1,302,114,460	$(6,373)	$(2,761)	$28,524,419

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$4,817,719,055	$4,750,137,764	$62,340,248	$5,241,043
Preferred Stocks	57,333,733	554,118	--	56,779,615
Money Market Funds	28,524,419	28,524,419	--	--
Preferred Securities	4,405,056	--	--	4,405,056
Total Investments in Securities:	$4,907,982,263	$4,779,216,301	$62,340,248	$66,425,714
Net unrealized depreciation on unfunded commitments	$(127,890)	$	$(127,890)	$

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Preferred Stocks
Beginning Balance	$ 6,488,128
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	3,363,241
Cost of Purchases	47,625,501
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(697,255)
Ending Balance	$56,779,615
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$ 3,363,241
Investment in Securities
Beginning Balance	$15,653,482
Total Realized Gain (Loss)	(10,626)
Total Unrealized Gain (Loss)	(11,689,212)
Cost of Purchases	5,769,724
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	(77,269)
Ending Balance	$9,646,099
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2021	$(11,699,839)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gain (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund’s Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Technology Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $3,458,671) — See accompanying schedule: Unaffiliated issuers (cost $2,528,093,963)	$4,879,457,844
Fidelity Central Funds (cost $28,524,419)	28,524,419
Total Investment in Securities (cost $2,556,618,382)		$4,907,982,263
Receivable for fund shares sold		2,382,648
Dividends receivable		202,317
Distributions receivable from Fidelity Central Funds		10,779
Prepaid expenses		12,077
Other receivables		208,622
Total assets		4,910,798,706
Liabilities
Payable for investments purchased	$19,938,112
Payable for fund shares redeemed	2,256,718
Accrued management fee	2,112,082
Distribution and service plan fees payable	985,975
Other affiliated payables	672,679
Unrealized depreciation on unfunded commitments	127,890
Other payables and accrued expenses	2,050,819
Collateral on securities loaned	3,603,550
Total liabilities		31,747,825
Net Assets		$4,879,050,881
Net Assets consist of:
Paid in capital		$2,030,169,271
Total accumulated earnings (loss)		2,848,881,610
Net Assets		$4,879,050,881
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,848,643,337 ÷ 18,047,520 shares)(a)		$102.43
Maximum offering price per share (100/94.25 of $102.43)		$108.68
Class M:
Net Asset Value and redemption price per share ($624,533,707 ÷ 6,563,994 shares)(a)		$95.15
Maximum offering price per share (100/96.50 of $95.15)		$98.60
Class C:
Net Asset Value and offering price per share ($410,660,894 ÷ 5,071,330 shares)(a)		$80.98
Class I:
Net Asset Value, offering price and redemption price per share ($1,470,829,982 ÷ 13,021,685 shares)		$112.95
Class Z:
Net Asset Value, offering price and redemption price per share ($524,382,961 ÷ 4,648,207 shares)		$112.81

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$22,750,971
Income from Fidelity Central Funds (including $61,338 from security lending)		93,479
Total income		22,844,450
Expenses
Management fee	$22,203,099
Transfer agent fees	6,562,777
Distribution and service plan fees	10,730,297
Accounting fees	1,048,842
Custodian fees and expenses	76,018
Independent trustees' fees and expenses	17,413
Registration fees	199,135
Audit	65,394
Legal	12,061
Interest	1,691
Miscellaneous	23,549
Total expenses before reductions	40,940,276
Expense reductions	(170,605)
Total expenses after reductions		40,769,671
Net investment income (loss)		(17,925,221)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	676,792,615
Fidelity Central Funds	(6,373)
Foreign currency transactions	(15,454)
Total net realized gain (loss)		676,770,788
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $912,152)	874,879,886
Fidelity Central Funds	(2,761)
Unfunded commitments	(127,890)
Assets and liabilities in foreign currencies	2,963
Total change in net unrealized appreciation (depreciation)		874,752,198
Net gain (loss)		1,551,522,986
Net increase (decrease) in net assets resulting from operations		$1,533,597,765

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(17,925,221)	$(5,301,466)
Net realized gain (loss)	676,770,788	215,447,351
Change in net unrealized appreciation (depreciation)	874,752,198	892,209,504
Net increase (decrease) in net assets resulting from operations	1,533,597,765	1,102,355,389
Distributions to shareholders	(319,176,570)	(62,368,648)
Share transactions - net increase (decrease)	184,546,176	286,541,904
Total increase (decrease) in net assets	1,398,967,371	1,326,528,645
Net Assets
Beginning of period	3,480,083,510	2,153,554,865
End of period	$4,879,050,881	$3,480,083,510

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Technology Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$76.36	$52.61	$60.37	$52.11	$37.86
Income from Investment Operations
Net investment income (loss)A	(.39)	(.12)	.02	(.13)	(.07)
Net realized and unrealized gain (loss)	33.48	25.35	1.84	12.80	14.95
Total from investment operations	33.09	25.23	1.86	12.67	14.88
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(7.02)	(1.48)	(9.62)	(4.41)	(.63)
Total distributions	(7.02)	(1.48)	(9.62)	(4.41)	(.63)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$102.43	$76.36	$52.61	$60.37	$52.11
Total ReturnC,D	44.80%	48.83%	7.26%	25.43%	39.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	1.01%	1.03%	1.05%	1.07%
Expenses net of fee waivers, if any	.98%	1.01%	1.03%	1.05%	1.07%
Expenses net of all reductions	.98%	1.01%	1.02%	1.04%	1.07%
Net investment income (loss)	(.43)%	(.20)%	.04%	(.23)%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,848,643	$1,339,059	$884,749	$825,118	$637,315
Portfolio turnover rateG	44%	40%H	88%	84%	73%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$71.37	$49.28	$57.23	$49.63	$36.14
Income from Investment Operations
Net investment income (loss)A	(.57)	(.25)	(.10)	(.27)	(.18)
Net realized and unrealized gain (loss)	31.22	23.71	1.63	12.16	14.26
Total from investment operations	30.65	23.46	1.53	11.89	14.08
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(6.87)	(1.37)	(9.48)	(4.29)	(.59)
Total distributions	(6.87)	(1.37)	(9.48)	(4.29)	(.59)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$95.15	$71.37	$49.28	$57.23	$49.63
Total ReturnC,D	44.47%	48.44%	7.00%	25.09%	39.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.23%	1.26%	1.28%	1.31%	1.33%
Expenses net of fee waivers, if any	1.23%	1.26%	1.28%	1.31%	1.33%
Expenses net of all reductions	1.22%	1.26%	1.28%	1.30%	1.33%
Net investment income (loss)	(.68)%	(.45)%	(.22)%	(.49)%	(.43)%
Supplemental Data
Net assets, end of period (000 omitted)	$624,534	$464,093	$321,915	$328,709	$274,918
Portfolio turnover rateG	44%	40%H	88%	84%	73%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$61.67	$42.81	$51.18	$44.86	$32.83
Income from Investment Operations
Net investment income (loss)A	(.85)	(.46)	(.30)	(.49)	(.35)
Net realized and unrealized gain (loss)	26.79	20.52	1.22	10.95	12.92
Total from investment operations	25.94	20.06	.92	10.46	12.57
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(6.63)	(1.20)	(9.29)	(4.14)	(.54)
Total distributions	(6.63)	(1.20)	(9.29)	(4.14)	(.54)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$80.98	$61.67	$42.81	$51.18	$44.86
Total ReturnC,D	43.73%	47.69%	6.44%	24.48%	38.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.75%	1.77%	1.79%	1.81%	1.83%
Expenses net of fee waivers, if any	1.74%	1.77%	1.79%	1.81%	1.83%
Expenses net of all reductions	1.74%	1.77%	1.78%	1.80%	1.82%
Net investment income (loss)	(1.20)%	(.96)%	(.72)%	(.99)%	(.93)%
Supplemental Data
Net assets, end of period (000 omitted)	$410,661	$343,585	$240,358	$321,616	$237,583
Portfolio turnover rateG	44%	40%H	88%	84%	73%H

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$83.56	$57.41	$64.86	$55.69	$40.30
Income from Investment Operations
Net investment income (loss)A	(.17)	.04	.17	.02	.06
Net realized and unrealized gain (loss)	36.76	27.72	2.15	13.71	15.96
Total from investment operations	36.59	27.76	2.32	13.73	16.02
Distributions from net investment income	–	–	(.01)	–	–
Distributions from net realized gain	(7.20)	(1.61)	(9.76)	(4.56)	(.63)
Total distributions	(7.20)	(1.61)	(9.77)	(4.56)	(.63)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$112.95	$83.56	$57.41	$64.86	$55.69
Total ReturnC	45.18%	49.22%	7.56%	25.75%	40.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	.72%	.74%	.76%	.78%	.77%
Expenses net of fee waivers, if any	.72%	.74%	.76%	.78%	.77%
Expenses net of all reductions	.72%	.74%	.76%	.77%	.77%
Net investment income (loss)	(.18)%	.07%	.30%	.03%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$1,470,830	$1,035,091	$674,914	$734,661	$403,024
Portfolio turnover rateF	44%	40%G	88%	84%	73%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Technology Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$83.44	$57.34	$67.88
Income from Investment Operations
Net investment income (loss)B	(.06)	.12	.23
Net realized and unrealized gain (loss)	36.72	27.68	(.90)
Total from investment operations	36.66	27.80	(.67)
Distributions from net investment income	–	–	(.11)
Distributions from net realized gain	(7.29)	(1.70)	(9.76)
Total distributions	(7.29)	(1.70)	(9.87)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$112.81	$83.44	$57.34
Total ReturnC,D	45.37%	49.39%	2.88%
Ratios to Average Net AssetsE,F
Expenses before reductions	.60%	.62%	.63%G
Expenses net of fee waivers, if any	.60%	.62%	.63%G
Expenses net of all reductions	.60%	.62%	.62%G
Net investment income (loss)	(.06)%	.19%	.53%G
Supplemental Data
Net assets, end of period (000 omitted)	$524,383	$298,255	$31,619
Portfolio turnover rateH	44%	40%I	88%G

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.34%	7.54%	9.53%
Class M (incl. 3.50% sales charge)	10.62%	7.73%	9.48%
Class C (incl. contingent deferred sales charge)	13.10%	8.00%	9.52%
Class I	15.30%	9.12%	10.50%
Class Z	15.41%	9.20%	10.54%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Utilities Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,851	Fidelity Advisor® Utilities Fund - Class A
$41,689	S&P 500® Index

Fidelity Advisor® Utilities Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Douglas Simmons:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 14% to 15%, outperforming the 12.21% advance of the MSCI US IMI Utilities 25/50 Index, but underperforming the broad-based S&P 500® index. The top contributor to performance versus the sector index was an overweighting in independent power producers & energy traders. Security selection and an underweighting in multi-utilities and an overweighting in renewable electricity also bolstered the fund's relative result. The fund's biggest individual relative contributor was an overweighting in AES, which gained about 63% the past year. This company was among the fund's largest holdings this period. Also helping performance were our outsized stakes in CenterPoint Energy and FirstEnergy, each of which gained about 38%. Conversely, the biggest detractor from performance versus the sector index was an underweighting in water utilities. Stock selection in renewable electricity and an underweighting in gas utilities also hampered the fund’s relative performance. The fund's biggest individual relative detractor was an outsized stake in Evergy, which gained about 6% the past 12 months. The company was among the largest fund holdings as of July 31. Also holding back performance was our overweighting in PG&E, which returned -2%. Notable changes in positioning included reduced exposure to the independent power producers & energy traders subindustry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Utilities Fund

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
NextEra Energy, Inc.	13.5
Exelon Corp.	9.0
Southern Co.	8.5
Sempra Energy	6.8
FirstEnergy Corp.	5.5
Evergy, Inc.	4.9
American Electric Power Co., Inc.	4.9
Public Service Enterprise Group, Inc.	4.9
CenterPoint Energy, Inc.	4.8
Dominion Energy, Inc.	4.7
67.5

Top Industries (% of fund's net assets)

As of July 31, 2021
Electric Utilities	64.5%
Multi-Utilities	24.7%
Independent Power and Renewable Electricity Producers	8.5%
All Others*	2.3%

* Includes short-term investments and net other assets (liabilities).

Fidelity Advisor® Utilities Fund

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
Electric Utilities - 64.5%
Electric Utilities - 64.5%
American Electric Power Co., Inc.	309,717	$27,292,262
Duke Energy Corp.	226,140	23,769,575
Edison International	450,390	24,546,255
Entergy Corp.	139,100	14,316,172
Evergy, Inc.	423,724	27,635,279
Exelon Corp.	1,080,672	50,575,450
FirstEnergy Corp.	802,116	30,737,085
NextEra Energy, Inc.	969,348	75,512,208
NRG Energy, Inc. (a)	285,115	11,758,143
OGE Energy Corp.	179,100	6,044,625
PG&E Corp. (b)	2,445,289	21,494,090
Southern Co.	747,087	47,716,447
		361,397,591
Independent Power and Renewable Electricity Producers - 8.5%
Independent Power Producers & Energy Traders - 6.2%
Clearway Energy, Inc.:
Class A	66,926	1,803,656
Class C	42,898	1,230,315
The AES Corp.	1,047,320	24,821,484
Vistra Corp.	363,027	6,951,967
		34,807,422
Renewable Electricity - 2.3%
NextEra Energy Partners LP (a)	118,717	9,204,129
Sunnova Energy International, Inc. (b)	95,295	3,630,740
		12,834,869

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		47,642,291

Multi-Utilities - 24.7%
Multi-Utilities - 24.7%
CenterPoint Energy, Inc.	1,055,769	26,879,879
Dominion Energy, Inc.	355,376	26,607,001
NiSource, Inc.	782,452	19,381,336
Public Service Enterprise Group, Inc.	438,405	27,281,943
Sempra Energy	289,500	37,823,175
		137,973,334
TOTAL COMMON STOCKS
(Cost $430,150,353)		547,013,216

Money Market Funds - 5.5%
Fidelity Cash Central Fund 0.06% (c)	9,594,660	9,596,579
Fidelity Securities Lending Cash Central Fund 0.06% (c)(d)	21,563,169	21,565,325
TOTAL MONEY MARKET FUNDS
(Cost $31,161,904)		31,161,904
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $461,312,257)		578,175,120
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(18,081,456)
NET ASSETS - 100%		$560,093,664

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,638
Fidelity Securities Lending Cash Central Fund	3,274
Total	$5,912

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$10,855,679	$116,966,038	$118,225,176	$428	$(390)	$9,596,579	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	781,275	90,302,627	69,518,577	--	--	21,565,325	0.1%
Total	$11,636,954	$207,268,665	$187,743,753	$428	$(390)	$31,161,904

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$547,013,216	$547,013,216	$--	$--
Money Market Funds	31,161,904	31,161,904	--	--
Total Investments in Securities:	$578,175,120	$578,175,120	$--	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Utilities Fund

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $20,960,335) — See accompanying schedule: Unaffiliated issuers (cost $430,150,353)	$547,013,216
Fidelity Central Funds (cost $31,161,904)	31,161,904
Total Investment in Securities (cost $461,312,257)		$578,175,120
Receivable for investments sold		3,092,367
Receivable for fund shares sold		472,033
Dividends receivable		956,414
Distributions receivable from Fidelity Central Funds		765
Prepaid expenses		1,601
Other receivables		19,726
Total assets		582,718,026
Liabilities
Payable for fund shares redeemed	$555,761
Accrued management fee	244,217
Distribution and service plan fees payable	118,922
Other affiliated payables	101,015
Other payables and accrued expenses	39,122
Collateral on securities loaned	21,565,325
Total liabilities		22,624,362
Net Assets		$560,093,664
Net Assets consist of:
Paid in capital		$436,481,298
Total accumulated earnings (loss)		123,612,366
Net Assets		$560,093,664
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($254,388,173 ÷ 7,366,297 shares)(a)		$34.53
Maximum offering price per share (100/94.25 of $34.53)		$36.64
Class M:
Net Asset Value and redemption price per share ($58,065,285 ÷ 1,679,473 shares)(a)		$34.57
Maximum offering price per share (100/96.50 of $34.57)		$35.82
Class C:
Net Asset Value and offering price per share ($49,312,167 ÷ 1,467,772 shares)(a)		$33.60
Class I:
Net Asset Value, offering price and redemption price per share ($143,581,954 ÷ 4,057,533 shares)		$35.39
Class Z:
Net Asset Value, offering price and redemption price per share ($54,746,085 ÷ 1,547,286 shares)		$35.38

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$15,706,623
Income from Fidelity Central Funds (including $3,274 from security lending)		5,912
Total income		15,712,535
Expenses
Management fee	$3,034,909
Transfer agent fees	1,041,895
Distribution and service plan fees	1,485,532
Accounting fees	215,302
Custodian fees and expenses	7,527
Independent trustees' fees and expenses	2,562
Registration fees	86,304
Audit	49,284
Legal	29,147
Interest	391
Miscellaneous	3,731
Total expenses before reductions	5,956,584
Expense reductions	(61,605)
Total expenses after reductions		5,894,979
Net investment income (loss)		9,817,556
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	25,295,580
Fidelity Central Funds	428
Total net realized gain (loss)		25,296,008
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	44,044,251
Fidelity Central Funds	(390)
Assets and liabilities in foreign currencies	62
Total change in net unrealized appreciation (depreciation)		44,043,923
Net gain (loss)		69,339,931
Net increase (decrease) in net assets resulting from operations		$79,157,487

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,817,556	$13,100,736
Net realized gain (loss)	25,296,008	(12,378,282)
Change in net unrealized appreciation (depreciation)	44,043,923	(24,427,855)
Net increase (decrease) in net assets resulting from operations	79,157,487	(23,705,401)
Distributions to shareholders	(12,048,409)	(13,931,390)
Share transactions - net increase (decrease)	(118,271,345)	5,532,255
Total increase (decrease) in net assets	(51,162,267)	(32,104,536)
Net Assets
Beginning of period	611,255,931	643,360,467
End of period	$560,093,664	$611,255,931

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Utilities Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$30.67	$31.73	$31.54	$29.74	$27.59
Income from Investment Operations
Net investment income (loss)A	.56	.60	.67	.49	.50
Net realized and unrealized gain (loss)	3.98	(1.03)	2.81	2.38	2.14
Total from investment operations	4.54	(.43)	3.48	2.87	2.64
Distributions from net investment income	(.68)	(.62)	(.48)	(.49)	(.49)
Distributions from net realized gain	–	–B	(2.81)	(.58)	–
Total distributions	(.68)	(.63)C	(3.29)	(1.07)	(.49)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$34.53	$30.67	$31.73	$31.54	$29.74
Total ReturnD,E	14.95%	(1.56)%	11.73%	9.84%	9.87%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%	1.06%	1.08%	1.12%	1.12%
Expenses net of fee waivers, if any	1.04%	1.06%	1.07%	1.11%	1.12%
Expenses net of all reductions	1.03%	1.05%	1.06%	1.09%	1.11%
Net investment income (loss)	1.70%	1.88%	2.14%	1.66%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$254,388	$249,158	$268,246	$173,999	$160,040
Portfolio turnover rateH	45%	80%I	56%	106%	37%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$30.71	$31.77	$31.58	$29.77	$27.62
Income from Investment Operations
Net investment income (loss)A	.47	.51	.58	.41	.42
Net realized and unrealized gain (loss)	3.99	(1.03)	2.81	2.38	2.14
Total from investment operations	4.46	(.52)	3.39	2.79	2.56
Distributions from net investment income	(.60)	(.53)	(.39)	(.40)	(.41)
Distributions from net realized gain	–	–B	(2.81)	(.58)	–
Total distributions	(.60)	(.54)C	(3.20)	(.98)	(.41)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$34.57	$30.71	$31.77	$31.58	$29.77
Total ReturnD,E	14.63%	(1.82)%	11.38%	9.53%	9.51%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.32%	1.33%	1.36%	1.41%	1.41%
Expenses net of fee waivers, if any	1.32%	1.33%	1.36%	1.41%	1.41%
Expenses net of all reductions	1.31%	1.33%	1.35%	1.39%	1.41%
Net investment income (loss)	1.42%	1.60%	1.86%	1.36%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$58,065	$58,773	$61,741	$46,669	$48,152
Portfolio turnover rateH	45%	80%I	56%	106%	37%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$29.83	$30.90	$30.81	$29.07	$26.98
Income from Investment Operations
Net investment income (loss)A	.30	.35	.42	.26	.29
Net realized and unrealized gain (loss)	3.88	(1.01)	2.74	2.33	2.09
Total from investment operations	4.18	(.66)	3.16	2.59	2.38
Distributions from net investment income	(.41)	(.40)	(.26)	(.27)	(.29)
Distributions from net realized gain	–	–B	(2.81)	(.58)	–
Total distributions	(.41)	(.41)C	(3.07)	(.85)	(.29)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$33.60	$29.83	$30.90	$30.81	$29.07
Total ReturnD,E	14.10%	(2.28)%	10.87%	9.04%	9.01%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.80%	1.81%	1.83%	1.87%	1.87%
Expenses net of fee waivers, if any	1.80%	1.81%	1.83%	1.87%	1.87%
Expenses net of all reductions	1.79%	1.80%	1.82%	1.85%	1.86%
Net investment income (loss)	.94%	1.12%	1.39%	.90%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$49,312	$63,458	$66,525	$53,099	$56,964
Portfolio turnover rateH	45%	80%I	56%	106%	37%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$31.40	$32.47	$32.21	$30.35	$28.14
Income from Investment Operations
Net investment income (loss)A	.66	.71	.76	.59	.59
Net realized and unrealized gain (loss)	4.10	(1.07)	2.88	2.43	2.17
Total from investment operations	4.76	(.36)	3.64	3.02	2.76
Distributions from net investment income	(.77)	(.71)	(.58)	(.58)	(.55)
Distributions from net realized gain	–	–B	(2.81)	(.58)	–
Total distributions	(.77)	(.71)	(3.38)C	(1.16)	(.55)
Redemption fees added to paid in capitalA	–	–	–	–	–B
Net asset value, end of period	$35.39	$31.40	$32.47	$32.21	$30.35
Total ReturnD	15.30%	(1.30)%	12.04%	10.14%	10.17%
Ratios to Average Net AssetsE,F
Expenses before reductions	.77%	.79%	.81%	.84%	.85%
Expenses net of fee waivers, if any	.77%	.78%	.80%	.84%	.85%
Expenses net of all reductions	.76%	.78%	.79%	.82%	.84%
Net investment income (loss)	1.97%	2.15%	2.41%	1.93%	2.14%
Supplemental Data
Net assets, end of period (000 omitted)	$143,582	$187,833	$229,777	$55,462	$46,943
Portfolio turnover rateG	45%	80%H	56%	106%	37%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Utilities Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$31.42	$32.48	$33.14
Income from Investment Operations
Net investment income (loss)B	.71	.74	.63
Net realized and unrealized gain (loss)	4.08	(1.04)	2.13
Total from investment operations	4.79	(.30)	2.76
Distributions from net investment income	(.83)	(.75)	(.61)
Distributions from net realized gain	–	–C	(2.81)
Total distributions	(.83)	(.76)D	(3.42)
Redemption fees added to paid in capitalB	–	–	–
Net asset value, end of period	$35.38	$31.42	$32.48
Total ReturnE,F	15.41%	(1.15)%	9.04%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%	.65%	.66%I
Expenses net of fee waivers, if any	.64%	.65%	.66%I
Expenses net of all reductions	.63%	.64%	.64%I
Net investment income (loss)	2.10%	2.29%	2.41%I
Supplemental Data
Net assets, end of period (000 omitted)	$54,746	$52,034	$17,071
Portfolio turnover rateJ	45%	80%K	56%I

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the Funds) are funds of Fidelity Advisor Series VII (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Funds are non-diversified with the exception of Fidelity Advisor Financial Services Fund and Fidelity Advisor Health Care Fund. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective July 2, 2021, Fidelity Advisor Communications Equipment Fund was closed to new accounts.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Fidelity Advisor Biotechnology Fund:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$49,713,190	Recovery Value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$1.35 - $8.90 / $5.17	Increase
		Discounted cash flow	Discount rate	8.0% - 10.0% / 9.3%	Decrease
			Discount for lack of marketability	10.0%	Decrease

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Fidelity Advisor Technology Fund:

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$62,020,658	Market comparable	Enterprise value/Sales multiple (EVS)	2.3 – 2.6 / 2.5	Increase
			Discount rate	32.5% - 57.1% / 50.6%	Decrease
			Price/Earnings multiple (P/E)	9.2	Increase
			Discount for lack of marketability	75.0%	Decrease
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$1.11 - $388.49 / $131.19	Increase
			Discount rate	75.0%	Decrease
Preferred Securities	$4,405,056	Market approach	Transaction price	$100.0	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021, as well as a roll forward of Level 3 investments, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Energy Fund	$96,792
Fidelity Advisor Technology Fund	155,001

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred Trustees compensation, net operating losses, capital loss carryforwards, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Advisor Biotechnology Fund	$2,149,946,654	$786,854,229	$(185,407,973)	$601,446,256
Fidelity Advisor Communications Equipment Fund	11,687,134	8,390,430	(278,126)	8,112,304
Fidelity Advisor Consumer Discretionary Fund	449,738,347	314,373,908	(9,227,701)	305,146,207
Fidelity Advisor Energy Fund	485,009,710	105,049,651	(36,396,088)	68,653,563
Fidelity Advisor Financial Services Fund	348,364,632	126,552,901	(8,211,204)	118,341,697
Fidelity Advisor Health Care Fund	4,870,580,050	2,620,970,507	(200,620,159)	2,420,350,348
Fidelity Advisor Industrials Fund	545,555,296	133,879,443	(3,760,959)	130,118,484
Fidelity Advisor Semiconductors Fund	401,226,165	297,996,575	(3,635,529)	294,361,046
Fidelity Advisor Technology Fund	2,558,649,093	2,379,275,320	(30,070,040)	2,349,205,280
Fidelity Advisor Utilities Fund	462,573,496	121,585,130	(5,983,506)	115,601,624

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Biotechnology Fund	$52,320,816	$243,051,231	$–	$601,446,256
Fidelity Advisor Communications Equipment Fund	113,249	777,331	–	8,112,303
Fidelity Advisor Consumer Discretionary Fund	2,851,298	25,919,900	–	305,146,203
Fidelity Advisor Energy Fund	6,117,083	–	(330,230,476)	68,590,091
Fidelity Advisor Financial Services Fund	3,620,542	4,683,844	–	118,341,697
Fidelity Advisor Health Care Fund	736,837	324,607,454	–	2,420,656,639
Fidelity Advisor Industrials Fund	16,701,640	82,862,714	–	130,118,490
Fidelity Advisor Semiconductors Fund	16,695,953	18,133,281	–	294,359,575
Fidelity Advisor Technology Fund	224,687,175	276,926,765	–	2,349,203,565
Fidelity Advisor Utilities Fund	2,667,943	5,342,295	–	115,602,128

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Advisor Energy Fund	(174,302,264)	(155,928,212)	(330,230,476)

The tax character of distributions paid was as follows:

July 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$145,927,671	$82,262,615	$228,190,286
Fidelity Advisor Consumer Discretionary Fund	–	7,826,027	7,826,027
Fidelity Advisor Energy Fund	13,506,451	–	13,506,451
Fidelity Advisor Financial Services Fund	5,718,993	1,513,784	7,232,777
Fidelity Advisor Health Care Fund	69,368,556	286,663,296	356,031,852
Fidelity Advisor Industrials Fund	–	3,415,748	3,415,748
Fidelity Advisor Semiconductors Fund	1,098,272	19,834,031	20,932,303
Fidelity Advisor Technology Fund	79,550,664	239,625,906	319,176,570
Fidelity Advisor Utilities Fund	12,048,409	–	12,048,409

July 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Biotechnology Fund	$2,747,812	$140,189,867	$142,937,680
Fidelity Advisor Consumer Discretionary Fund	–	11,256,995	11,256,995
Fidelity Advisor Energy Fund	8,780,599	–	8,780,599
Fidelity Advisor Financial Services Fund	4,735,011	–	4,735,011
Fidelity Advisor Health Care Fund	4,785,422	14,535,480	19,320,902
Fidelity Advisor Industrials Fund	9,468,033	34,459,397	43,927,430
Fidelity Advisor Semiconductors Fund	892,431	2,604,470	3,496,901
Fidelity Advisor Technology Fund	11,738,124	50,630,525	62,368,648
Fidelity Advisor Utilities Fund	13,887,432	43,958	13,931,390

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, Fidelity Advisor Biotechnology Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Semiconductors Fund and Fidelity Advisor Technology Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Health Care Fund	5,597,126.08

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Biotechnology Fund	1,854,016,795	2,049,434,221
Fidelity Advisor Communications Equipment Fund	12,304,184	15,128,362
Fidelity Advisor Consumer Discretionary Fund	332,453,227	209,160,592
Fidelity Advisor Energy Fund	208,974,371	209,454,510
Fidelity Advisor Financial Services Fund	200,650,347	180,750,762
Fidelity Advisor Health Care Fund	2,868,879,701	2,392,091,362
Fidelity Advisor Industrials Fund	1,228,152,324	1,180,448,264
Fidelity Advisor Semiconductors Fund	308,373,963	205,672,012
Fidelity Advisor Technology Fund	1,844,476,052	1,952,649,156
Fidelity Advisor Utilities Fund	252,405,485	371,265,061

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Advisor Biotechnology Fund	.30%	.23%	.53%
Fidelity Advisor Communications Equipment Fund	.30%	.23%	.53%
Fidelity Advisor Consumer Discretionary Fund	.30%	.23%	.53%
Fidelity Advisor Energy Fund	.30%	.23%	.53%
Fidelity Advisor Financial Services Fund	.30%	.23%	.53%
Fidelity Advisor Health Care Fund	.30%	.23%	.53%
Fidelity Advisor Industrials Fund	.30%	.23%	.53%
Fidelity Advisor Semiconductors Fund	.30%	.23%	.53%
Fidelity Advisor Technology Fund	.30%	.23%	.53%
Fidelity Advisor Utilities Fund	.30%	.23%	.53%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, each Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of each Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	-%	.25%	$1,995,349	$37,199
Class M	.25%	.25%	811,572	7,018
Class C	.75%	.25%	3,887,135	302,238
			$6,694,056	$346,455
Fidelity Advisor Communications Equipment Fund
Class A	-%	.25%	$27,517	$1,996
Class M	.25%	.25%	21,998	18
Class C	.75%	.25%	25,813	4,306
			$75,328	$6,320
Fidelity Advisor Consumer Discretionary Fund
Class A	-%	.25%	$526,884	$18,171
Class M	.25%	.25%	213,052	466
Class C	.75%	.25%	804,220	96,586
			$1,544,156	$115,223
Fidelity Advisor Energy Fund
Class A	-%	.25%	$359,850	$19,198
Class M	.25%	.25%	267,250	3,178
Class C	.75%	.25%	510,877	90,869
			$1,137,977	$113,245
Fidelity Advisor Financial Services Fund
Class A	-%	.25%	$348,162	$10,566
Class M	.25%	.25%	232,150	638
Class C	.75%	.25%	500,849	53,549
			$1,081,161	$64,753
Fidelity Advisor Health Care Fund
Class A	-%	.25%	$3,875,483	$113,324
Class M	.25%	.25%	1,885,622	17,298
Class C	.75%	.25%	6,971,117	956,262
			$12,732,222	$1,086,884
Fidelity Advisor Industrials Fund
Class A	-%	.25%	$587,900	$7,652
Class M	.25%	.25%	266,214	1,732
Class C	.75%	.25%	579,803	42,673
			$1,433,917	$52,057
Fidelity Advisor Semiconductors Fund
Class A	-%	.25%	$503,717	$19,394
Class M	.25%	.25%	198,185	2,804
Class C	.75%	.25%	729,519	100,729
			$1,431,421	$122,927
Fidelity Advisor Technology Fund
Class A	-%	.25%	$4,024,284	$117,415
Class M	.25%	.25%	2,770,352	42,766
Class C	.75%	.25%	3,935,661	630,641
			$10,730,297	$790,822
Fidelity Advisor Utilities Fund
Class A	-%	.25%	$619,356	$15,108
Class M	.25%	.25%	297,860	3,138
Class C	.75%	.25%	568,316	90,780
			$1,485,532	$109,026

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of each Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Fidelity Advisor Biotechnology Fund
Class A	$280,233
Class M	23,749
Class C(a)	16,552
$320,534
Fidelity Advisor Communications Equipment Fund
Class A	$4,002
Class M	690
Class C(a)	163
$4,855
Fidelity Advisor Consumer Discretionary Fund
Class A	$157,315
Class M	12,601
Class C(a)	3,959
$173,875
Fidelity Advisor Energy Fund
Class A	$76,851
Class M	11,882
Class C(a)	12,270
$101,003
Fidelity Advisor Financial Services Fund
Class A	$60,079
Class M	4,745
Class C(a)	4,406
$69,230
Fidelity Advisor Health Care Fund
Class A	$680,749
Class M	57,839
Class C(a)	46,975
$785,563
Fidelity Advisor Industrials Fund
Class A	$68,810
Class M	7,082
Class C(a)	1,454
$77,346
Fidelity Advisor Semiconductors Fund
Class A	$203,095
Class M	10,978
Class C(a)	5,358
$219,431
Fidelity Advisor Technology Fund
Class A	$625,432
Class M	54,159
Class C(a)	38,371
$717,962
Fidelity Advisor Utilities Fund
Class A	$78,198
Class M	10,799
Class C(a)	4,993
$93,990

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Advisor Biotechnology Fund
Class A	$1,490,308.19
Class M	344,403.21
Class C	720,209.19
Class I	2,086,188.17
Class Z	34,569.04
	$4,675,677
Fidelity Advisor Communications Equipment Fund
Class A	$30,673.28
Class M	12,644.29
Class C	7,377.29
Class I	2,970.14
	$53,664
Fidelity Advisor Consumer Discretionary Fund
Class A	$389,543.18
Class M	83,880.20
Class C	153,108.19
Class I	331,095.17
Class Z	28,923.04
	$986,549
Fidelity Advisor Energy Fund
Class A	$378,228.26
Class M	147,887.28
Class C	122,778.24
Class I	318,375.19
Class Z	25,491.04
	$992,759
Fidelity Advisor Financial Services Fund
Class A	$288,666.21
Class M	96,821.21
Class C	106,799.21
Class I	155,377.17
Class Z	15,303.04
	$662,966
Fidelity Advisor Health Care Fund
Class A	$2,753,169.18
Class M	678,115.18
Class C	1,255,058.18
Class I	5,177,498.17
Class Z	331,415.04
	$10,195,255
Fidelity Advisor Industrials Fund
Class A	$443,925.19
Class M	105,571.20
Class C	114,129.20
Class I	343,381.17
Class Z	18,152.04
	$1,025,158
Fidelity Advisor Semiconductors Fund
Class A	$375,309.19
Class M	77,659.20
Class C	140,666.19
Class I	308,028.17
Class Z	7,025.04
	$908,687
Fidelity Advisor Technology Fund
Class A	$2,731,911.17
Class M	916,161.17
Class C	718,818.18
Class I	2,023,315.16
Class Z	172,572.04
	$6,562,777
Fidelity Advisor Utilities Fund
Class A	$493,131.20
Class M	135,370.23
Class C	116,618.21
Class I	273,138.17
Class Z	23,638.04
	$1,041,895

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Biotechnology Fund	.03
Fidelity Advisor Communications Equipment Fund	.04
Fidelity Advisor Consumer Discretionary Fund	.04
Fidelity Advisor Energy Fund	.04
Fidelity Advisor Financial Services Fund	.04
Fidelity Advisor Health Care Fund	.02
Fidelity Advisor Industrials Fund	.04
Fidelity Advisor Semiconductors Fund	.04
Fidelity Advisor Technology Fund	.02
Fidelity Advisor Utilities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Biotechnology Fund	$65,580
Fidelity Advisor Communications Equipment Fund	645
Fidelity Advisor Consumer Discretionary Fund	1,784
Fidelity Advisor Energy Fund	11,907
Fidelity Advisor Financial Services Fund	4,581
Fidelity Advisor Health Care Fund	49,199
Fidelity Advisor Industrials Fund	21,681
Fidelity Advisor Semiconductors Fund	4,393
Fidelity Advisor Technology Fund	25,414
Fidelity Advisor Utilities Fund	6,884

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Biotechnology Fund	Borrower	$9,440,286.31%		$570
Fidelity Advisor Consumer Discretionary Fund	Borrower	$5,437,000.31%		$426
Fidelity Advisor Energy Fund	Borrower	$10,027,000.34%		$189
Fidelity Advisor Financial Services Fund	Borrower	$11,991,714.33%		$763
Fidelity Advisor Health Care Fund	Borrower	$12,319,600.33%		$1,127
Fidelity Advisor Industrials Fund	Borrower	$7,614,200.29%		$304
Fidelity Advisor Semiconductors Fund	Borrower	$12,624,000.29%		$100
Fidelity Advisor Technology Fund	Borrower	$10,818,824.33%		$1,691
Fidelity Advisor Utilities Fund	Borrower	$8,564,600.33%		$391

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Biotechnology Fund	195,277,094	168,408,237
Fidelity Advisor Communications Equipment Fund	962,227	97,527
Fidelity Advisor Consumer Discretionary Fund	32,530,506	10,379,393
Fidelity Advisor Energy Fund	11,648,731	7,427,652
Fidelity Advisor Financial Services Fund	8,631,472	11,371,252
Fidelity Advisor Health Care Fund	362,080,831	125,424,808
Fidelity Advisor Industrials Fund	64,361,848	81,424,285
Fidelity Advisor Semiconductors Fund	23,714,210	23,026,377
Fidelity Advisor Technology Fund	163,158,309	145,187,649
Fidelity Advisor Utilities Fund	4,972,543	15,280,279

Prior Fiscal Year Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)	Participating classes
Fidelity Advisor Consumer Discretionary Fund	340,887	10,509,560	Class Z
Fidelity Advisor Energy Fund	1,418,542	37,704,833	Class Z
Fidelity Advisor Financial Services Fund	1,072,326	22,465,229	Class Z
Fidelity Advisor Health Care Fund	2,311,335	122,939,907	Class Z
Fidelity Advisor Industrials Fund	331,589	13,207,212	Class Z
Fidelity Advisor Technology Fund	1,742,932	97,220,739	Class Z
Fidelity Advisor Utilities Fund	757,866	24,994,414	Class Z

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Biotechnology Fund	$5,104
Fidelity Advisor Communications Equipment Fund	38
Fidelity Advisor Consumer Discretionary Fund	1,093
Fidelity Advisor Energy Fund	889
Fidelity Advisor Financial Services Fund	659
Fidelity Advisor Health Care Fund	12,174
Fidelity Advisor Industrials Fund	1,097
Fidelity Advisor Semiconductors Fund	934
Fidelity Advisor Technology Fund	7,892
Fidelity Advisor Utilities Fund	1,125

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Biotechnology Fund	$85,720	$101,078	$2,004,793
Fidelity Advisor Communications Equipment Fund	$899	$496	$–
Fidelity Advisor Consumer Discretionary Fund	$969	$273	$–
Fidelity Advisor Energy Fund	$2,586	$–	$–
Fidelity Advisor Financial Services Fund	$67	$–	$–
Fidelity Advisor Health Care Fund	$32,570	$39,244	$–
Fidelity Advisor Industrials Fund	$280	$–	$–
Fidelity Advisor Semiconductors Fund	$226	$–	$–
Fidelity Advisor Technology Fund	$6,798	$1,159	$–
Fidelity Advisor Utilities Fund	$363	$–	$–

8. Bank Borrowings.

Each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. Each Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Financial Services Fund	$30,656,000.60%		$511

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class of each Fund to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through November 30, 2021. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes of each applicable Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Fidelity Advisor Communications Equipment Fund
Class A	1.40%	$24,699
Class M	1.65%	10,781
Class C	2.15%	7,017
Class I	1.15%	938

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage service rebates	Custodian credits
Fidelity Advisor Biotechnology Fund	$137,965	$–
Fidelity Advisor Communications Equipment Fund	968	–
Fidelity Advisor Consumer Discretionary Fund	21,333	–
Fidelity Advisor Energy Fund	3,670	–
Fidelity Advisor Financial Services Fund	22,239	–
Fidelity Advisor Health Care Fund	339,644	157
Fidelity Advisor Industrials Fund	110,927	–
Fidelity Advisor Semiconductors Fund	7,604	–
Fidelity Advisor Technology Fund	130,651	–
Fidelity Advisor Utilities Fund	56,490	–

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses as follows:

Fund-Level Amount
Fidelity Advisor Biotechnology Fund	$23,908
Fidelity Advisor Communications Equipment Fund	192
Fidelity Advisor Consumer Discretionary Fund	5,931
Fidelity Advisor Energy Fund	4,934
Fidelity Advisor Financial Services Fund	3,904
Fidelity Advisor Health Care Fund	61,059
Fidelity Advisor Industrials Fund	5,710
Fidelity Advisor Semiconductors Fund	5,248
Fidelity Advisor Technology Fund	39,954
Fidelity Advisor Utilities Fund	5,115

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Advisor Biotechnology Fund
Distributions to shareholders
Class A	$67,637,073	$40,863,434
Class M	14,175,139	8,608,302
Class C	38,418,019	29,571,463
Class I	101,042,657	61,591,087
Class Z	6,917,398	2,303,394
Total	$228,190,286	$142,937,680
Fidelity Advisor Consumer Discretionary Fund
Distributions to shareholders
Class A	$2,799,807	$4,116,798
Class M	644,893	929,194
Class C	1,412,829	2,338,201
Class I	2,190,120	3,149,331
Class Z	778,378	723,471
Total	$7,826,027	$11,256,995
Fidelity Advisor Energy Fund
Distributions to shareholders
Class A	$3,957,441	$2,688,540
Class M	1,322,704	985,221
Class C	1,232,239	659,426
Class I	5,542,085	3,336,904
Class Z	1,451,982	1,110,508
Total	$13,506,451	$8,780,599
Fidelity Advisor Financial Services Fund
Distributions to shareholders
Class A	$3,032,802	$1,824,086
Class M	897,549	493,589
Class C	858,669	317,172
Class I	1,637,605	1,626,928
Class Z	806,152	473,236
Total	$7,232,777	$4,735,011
Fidelity Advisor Health Care Fund
Distributions to shareholders
Class A	$85,254,822	$3,927,602
Class M	21,586,340	1,147,016
Class C	45,636,281	2,538,507
Class I	163,297,556	9,099,909
Class Z	40,256,853	2,607,868
Total	$356,031,852	$19,320,902
Fidelity Advisor Industrials Fund
Distributions to shareholders
Class A	$1,360,586	$18,388,918
Class M	326,687	4,119,707
Class C	410,014	5,971,134
Class I	1,091,334	13,357,871
Class Z	227,127	2,089,800
Total	$3,415,748	$43,927,430
Fidelity Advisor Semiconductors Fund
Distributions to shareholders
Class A	$8,071,050	$1,274,755
Class M	1,689,234	264,058
Class C	3,556,245	523,732
Class I	7,098,112	1,293,451
Class Z	517,662	140,905
Total	$20,932,303	$3,496,901
Fidelity Advisor Technology Fund
Distributions to shareholders
Class A	$121,011,582	$24,794,599
Class M	44,308,653	8,680,589
Class C	36,326,601	6,376,707
Class I	89,512,609	18,523,848
Class Z	28,017,125	3,992,905
Total	$319,176,570	$62,368,648
Fidelity Advisor Utilities Fund
Distributions to shareholders
Class A	$5,044,520	$5,344,171
Class M	1,092,413	1,063,561
Class C	758,565	924,262
Class I	3,725,913	5,554,769
Class Z	1,426,998	1,044,627
Total	$12,048,409	$13,931,390

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Advisor Biotechnology Fund
Class A
Shares sold	4,988,031	4,476,939	$167,392,479	$129,852,578
Reinvestment of distributions	1,799,881	1,386,979	61,715,324	38,627,357
Shares redeemed	(5,261,146)	(6,779,279)	(174,179,391)	(181,633,714)
Net increase (decrease)	1,526,766	(915,361)	$54,928,412	$(13,153,779)
Class M
Shares sold	995,337	875,738	$30,881,501	$23,191,732
Reinvestment of distributions	439,075	326,946	14,041,249	8,546,370
Shares redeemed	(1,081,193)	(1,197,844)	(33,432,255)	(30,411,303)
Net increase (decrease)	353,219	4,840	$11,490,495	$1,326,799
Class C
Shares sold	1,153,351	1,316,924	$31,874,274	$31,385,640
Reinvestment of distributions	1,317,196	1,155,478	37,235,282	27,049,731
Shares redeemed	(5,015,655)	(6,033,882)	(138,031,651)	(140,899,467)
Net increase (decrease)	(2,545,108)	(3,561,480)	$(68,922,095)	$(82,464,096)
Class I
Shares sold	7,356,978	8,470,953	$261,275,855	$257,423,341
Reinvestment of distributions	2,327,200	1,716,365	85,623,933	50,993,195
Shares redeemed	(10,342,724)	(14,414,703)	(368,212,581)	(407,260,427)
Net increase (decrease)	(658,546)	(4,227,385)	$(21,312,793)	$(98,843,891)
Class Z
Shares sold	1,700,116	1,769,931	$60,995,095	$54,979,279
Reinvestment of distributions	154,329	65,751	5,683,821	1,955,433
Shares redeemed	(1,185,293)	(1,058,458)	(41,706,292)	(31,746,874)
Net increase (decrease)	669,152	777,224	$24,972,624	$25,187,838
Fidelity Advisor Communications Equipment Fund
Class A
Shares sold	297,440	217,044	$5,011,944	$2,771,341
Shares redeemed	(466,192)	(445,959)	(7,895,001)	(6,207,767)
Net increase (decrease)	(168,752)	(228,915)	$(2,883,057)	$(3,436,426)
Class M
Shares sold	38,172	36,130	$614,830	$462,021
Shares redeemed	(73,038)	(85,605)	(1,149,052)	(1,118,547)
Net increase (decrease)	(34,866)	(49,475)	$(534,222)	$(656,526)
Class C
Shares sold	40,669	84,351	$600,097	$980,333
Shares redeemed	(138,275)	(256,986)	(2,083,297)	(3,133,279)
Net increase (decrease)	(97,606)	(172,635)	$(1,483,200)	$(2,152,946)
Class I
Shares sold	95,940	33,038	$1,643,573	$466,923
Shares redeemed	(73,677)	(217,484)	(1,279,941)	(3,137,525)
Net increase (decrease)	22,263	(184,446)	$363,632	$(2,670,602)
Fidelity Advisor Consumer Discretionary Fund
Class A
Shares sold	1,888,408	987,448	$80,090,408	$29,191,888
Reinvestment of distributions	66,769	132,999	2,706,144	4,013,924
Shares redeemed	(1,018,441)	(1,723,422)	(42,259,203)	(49,014,820)
Net increase (decrease)	936,736	(602,975)	$40,537,349	$(15,809,008)
Class M
Shares sold	259,712	155,773	$9,990,943	$4,255,414
Reinvestment of distributions	17,054	33,065	639,182	926,158
Shares redeemed	(218,708)	(283,850)	(8,336,487)	(7,619,627)
Net increase (decrease)	58,058	(95,012)	$2,293,638	$(2,438,055)
Class C
Shares sold	655,073	330,132	$21,563,514	$7,749,039
Reinvestment of distributions	43,840	94,530	1,398,073	2,269,668
Shares redeemed	(754,233)	(938,311)	(24,941,149)	(21,317,477)
Net increase (decrease)	(55,320)	(513,649)	$(1,979,562)	$(11,298,770)
Class I
Shares sold	3,455,093	1,960,114	$157,028,268	$61,846,005
Reinvestment of distributions	44,468	86,481	1,963,243	2,831,372
Shares redeemed	(1,976,394)	(3,309,001)	(87,428,646)	(100,848,947)
Net increase (decrease)	1,523,167	(1,262,406)	$71,562,865	$(36,171,570)
Class Z
Shares sold	1,465,692	1,633,004	$66,408,699	$53,010,630
Reinvestment of distributions	14,813	21,250	656,091	697,006
Shares redeemed	(1,056,481)	(538,980)	(46,924,459)	(15,367,644)
Net increase (decrease)	424,024	1,115,274	$20,140,331	$38,339,992
Fidelity Advisor Energy Fund
Class A
Shares sold	2,907,447	2,921,562	$61,561,652	$51,419,972
Reinvestment of distributions	210,429	95,010	3,850,848	2,593,762
Shares redeemed	(2,580,719)	(2,978,037)	(51,778,100)	(63,901,347)
Net increase (decrease)	537,157	38,535	$13,634,400	$(9,887,613)
Class M
Shares sold	839,687	536,631	$18,722,946	$10,688,495
Reinvestment of distributions	68,479	34,199	1,287,399	957,921
Shares redeemed	(899,666)	(1,050,158)	(19,016,017)	(23,326,366)
Net increase (decrease)	8,500	(479,328)	$994,328	$(11,679,950)
Class C
Shares sold	660,725	952,342	$13,081,023	$14,926,711
Reinvestment of distributions	71,624	25,382	1,205,425	638,866
Shares redeemed	(1,105,766)	(1,543,989)	(20,525,961)	(30,880,652)
Net increase (decrease)	(373,417)	(566,265)	$(6,239,513)	$(15,315,075)
Class I
Shares sold	5,149,259	7,515,819	$116,152,508	$141,901,116
Reinvestment of distributions	263,571	107,684	5,089,551	3,095,929
Shares redeemed	(7,136,273)	(6,438,806)	(156,749,306)	(143,255,421)
Net increase (decrease)	(1,723,443)	1,184,697	$(35,507,247)	$1,741,624
Class Z
Shares sold	2,898,214	3,592,181	$64,509,553	$80,138,784
Reinvestment of distributions	73,062	37,631	1,407,175	1,079,250
Shares redeemed	(2,014,101)	(1,614,597)	(43,525,755)	(34,040,181)
Net increase (decrease)	957,175	2,015,215	$22,390,973	$47,177,853
Fidelity Advisor Financial Services Fund
Class A
Shares sold	1,796,629	1,136,964	$47,892,115	$22,282,321
Reinvestment of distributions	129,951	74,672	2,873,224	1,748,061
Shares redeemed	(1,368,007)	(2,181,699)	(31,660,283)	(41,948,958)
Net increase (decrease)	558,573	(970,063)	$19,105,056	$(17,918,576)
Class M
Shares sold	723,923	410,506	$18,609,730	$8,117,860
Reinvestment of distributions	40,416	21,004	884,297	486,870
Shares redeemed	(566,967)	(744,724)	(12,817,995)	(14,078,849)
Net increase (decrease)	197,372	(313,214)	$6,676,032	$(5,474,119)
Class C
Shares sold	492,379	294,424	$11,952,885	$5,246,784
Reinvestment of distributions	41,102	13,952	850,822	306,244
Shares redeemed	(845,925)	(1,385,106)	(18,090,556)	(24,631,507)
Net increase (decrease)	(312,444)	(1,076,730)	$(5,286,849)	$(19,078,479)
Class I
Shares sold	3,715,913	3,650,938	$99,892,222	$69,558,772
Reinvestment of distributions	67,057	65,088	1,527,568	1,567,314
Shares redeemed	(4,342,939)	(3,960,034)	(100,735,420)	(78,384,078)
Net increase (decrease)	(559,969)	(244,008)	$684,370	$(7,257,992)
Class Z
Shares sold	1,013,230	2,376,630	$26,606,909	$46,381,804
Reinvestment of distributions	34,717	19,154	789,123	460,276
Shares redeemed	(1,028,965)	(1,052,466)	(23,032,643)	(21,123,539)
Net increase (decrease)	18,982	1,343,318	$4,363,389	$25,718,541
Fidelity Advisor Health Care Fund
Class A
Shares sold	5,308,631	4,416,062	$348,242,413	$241,671,523
Reinvestment of distributions	1,258,713	67,108	80,205,218	3,732,529
Shares redeemed	(4,096,600)	(4,802,715)	(266,221,815)	(249,141,197)
Net increase (decrease)	2,470,744	(319,545)	$162,225,816	$(3,737,145)
Class M
Shares sold	673,573	725,698	$40,682,436	$36,630,755
Reinvestment of distributions	359,459	21,832	21,182,904	1,127,617
Shares redeemed	(942,777)	(1,282,976)	(56,902,516)	(62,338,333)
Net increase (decrease)	90,255	(535,446)	$4,962,824	$(24,579,961)
Class C
Shares sold	2,054,175	2,329,497	$103,378,959	$99,233,205
Reinvestment of distributions	903,363	55,297	44,382,226	2,409,588
Shares redeemed	(3,635,928)	(3,760,176)	(184,781,965)	(154,683,543)
Net increase (decrease)	(678,390)	(1,375,382)	$(37,020,780)	$(53,040,750)
Class I
Shares sold	16,464,289	17,332,018	$1,172,808,851	$1,021,555,878
Reinvestment of distributions	2,063,590	131,180	144,306,867	7,969,368
Shares redeemed	(12,044,029)	(12,512,534)	(860,852,926)	(710,787,677)
Net increase (decrease)	6,483,850	4,950,664	$456,262,792	$318,737,569
Class Z
Shares sold	5,525,911	6,860,756	$396,687,588	$395,026,855
Reinvestment of distributions	465,787	36,769	32,581,809	2,234,471
Shares redeemed	(2,678,428)	(2,206,058)	(192,046,547)	(128,072,955)
Net increase (decrease)	3,313,270	4,691,467	$237,222,850	$269,188,371
Fidelity Advisor Industrials Fund
Class A
Shares sold	1,076,584	800,781	$45,468,071	$27,338,916
Reinvestment of distributions	31,089	468,175	1,282,422	17,640,658
Shares redeemed	(1,224,035)	(2,258,552)	(49,828,306)	(74,625,361)
Net increase (decrease)	(116,362)	(989,596)	$(3,077,813)	$(29,645,787)
Class M
Shares sold	206,166	131,299	$8,359,636	$4,482,960
Reinvestment of distributions	8,025	110,476	321,903	4,059,928
Shares redeemed	(305,322)	(492,314)	(12,251,726)	(16,081,940)
Net increase (decrease)	(91,131)	(250,539)	$(3,570,187)	$(7,539,052)
Class C
Shares sold	294,036	141,731	$10,618,840	$4,356,577
Reinvestment of distributions	11,359	169,191	407,004	5,586,569
Shares redeemed	(725,513)	(1,123,620)	(25,842,698)	(33,504,075)
Net increase (decrease)	(420,118)	(812,698)	$(14,816,854)	$(23,560,929)
Class I
Shares sold	3,168,353	1,036,149	$136,049,117	$39,146,978
Reinvestment of distributions	19,975	300,144	876,709	11,996,658
Shares redeemed	(1,524,607)	(3,220,419)	(66,684,423)	(116,057,356)
Net increase (decrease)	1,663,721	(1,884,126)	$70,241,403	$(64,913,720)
Class Z
Shares sold	750,481	1,106,449	$33,098,948	$41,438,832
Reinvestment of distributions	3,549	50,287	155,552	2,004,432
Shares redeemed	(534,468)	(613,430)	(23,973,370)	(20,747,469)
Net increase (decrease)	219,562	543,306	$9,281,130	$22,695,795
Fidelity Advisor Semiconductors Fund
Class A
Shares sold	2,272,508	1,918,310	$92,361,798	$49,422,318
Reinvestment of distributions	209,688	45,175	7,894,748	1,246,388
Shares redeemed	(1,139,468)	(1,538,083)	(44,250,742)	(37,609,605)
Net increase (decrease)	1,342,728	425,402	$56,005,804	$13,059,101
Class M
Shares sold	264,285	307,639	$10,045,601	$7,466,667
Reinvestment of distributions	46,894	9,966	1,671,302	261,204
Shares redeemed	(205,061)	(313,869)	(7,535,130)	(7,526,473)
Net increase (decrease)	106,118	3,736	$4,181,773	$201,398
Class C
Shares sold	603,785	708,636	$20,475,892	$15,319,387
Reinvestment of distributions	112,361	21,740	3,542,734	509,143
Shares redeemed	(758,704)	(784,252)	(24,960,249)	(16,605,105)
Net increase (decrease)	(42,558)	(53,876)	$(941,623)	$(776,575)
Class I
Shares sold	3,218,643	2,212,446	$138,779,272	$59,935,860
Reinvestment of distributions	170,390	43,044	6,832,623	1,260,337
Shares redeemed	(2,173,312)	(2,288,478)	(89,960,875)	(59,322,282)
Net increase (decrease)	1,215,721	(32,988)	$55,651,020	$1,873,915
Class Z
Shares sold	440,987	581,503	$19,153,328	$15,181,099
Reinvestment of distributions	11,859	4,479	474,851	130,911
Shares redeemed	(158,845)	(443,607)	(6,852,204)	(10,785,339)
Net increase (decrease)	294,001	142,375	$12,775,975	$4,526,671
Fidelity Advisor Technology Fund
Class A
Shares sold	3,227,692	4,045,407	$287,807,384	$244,306,097
Reinvestment of distributions	1,308,684	405,797	115,478,310	23,718,843
Shares redeemed	(4,026,118)	(3,730,933)	(359,897,290)	(216,583,380)
Net increase (decrease)	510,258	720,271	$43,388,404	$51,441,560
Class M
Shares sold	1,097,418	1,410,824	$90,166,670	$79,216,290
Reinvestment of distributions	530,803	156,168	43,573,593	8,545,526
Shares redeemed	(1,566,784)	(1,596,821)	(129,813,793)	(88,333,760)
Net increase (decrease)	61,437	(29,829)	$3,926,470	$(571,944)
Class C
Shares sold	926,376	1,534,539	$65,390,790	$74,482,342
Reinvestment of distributions	509,178	129,222	35,688,322	6,128,996
Shares redeemed	(1,935,386)	(1,706,549)	(138,574,238)	(80,576,120)
Net increase (decrease)	(499,832)	(42,788)	$(37,495,126)	$35,218
Class I
Shares sold	4,485,105	6,639,669	$437,609,448	$434,536,634
Reinvestment of distributions	859,806	269,988	83,530,124	17,244,124
Shares redeemed	(4,711,105)	(6,277,501)	(453,488,874)	(401,652,852)
Net increase (decrease)	633,806	632,156	$67,650,698	$50,127,906
Class Z
Shares sold	2,665,827	4,274,206	$261,760,082	$266,397,357
Reinvestment of distributions	257,979	60,687	25,013,683	3,867,591
Shares redeemed	(1,849,927)	(1,311,989)	(179,698,035)	(84,755,784)
Net increase (decrease)	1,073,879	3,022,904	$107,075,730	$185,509,164
Fidelity Advisor Utilities Fund
Class A
Shares sold	1,125,170	2,392,457	$37,451,800	$77,895,527
Reinvestment of distributions	150,513	152,614	4,887,151	5,172,093
Shares redeemed	(2,032,740)	(2,875,150)	(65,836,825)	(88,551,028)
Net increase (decrease)	(757,057)	(330,079)	$(23,497,874)	$(5,483,408)
Class M
Shares sold	192,689	475,312	$6,319,115	$15,397,803
Reinvestment of distributions	33,030	30,852	1,075,800	1,048,650
Shares redeemed	(460,032)	(535,502)	(15,128,321)	(16,771,407)
Net increase (decrease)	(234,313)	(29,338)	$(7,733,406)	$(324,954)
Class C
Shares sold	244,717	843,228	$7,862,719	$26,750,146
Reinvestment of distributions	23,775	27,506	754,630	910,715
Shares redeemed	(928,065)	(896,060)	(29,528,468)	(27,330,917)
Net increase (decrease)	(659,573)	(25,326)	$(20,911,119)	$329,944
Class I
Shares sold	1,291,889	4,228,842	$43,574,208	$139,366,410
Reinvestment of distributions	110,504	156,807	3,670,947	5,431,804
Shares redeemed	(3,326,028)	(5,481,417)	(109,800,472)	(172,916,612)
Net increase (decrease)	(1,923,635)	(1,095,768)	$(62,555,317)	$(28,118,398)
Class Z
Shares sold	776,806	2,355,739	$25,983,383	$77,042,807
Reinvestment of distributions	32,015	28,120	1,062,593	973,507
Shares redeemed	(917,828)	(1,253,225)	(30,619,605)	(38,887,243)
Net increase (decrease)	(109,007)	1,130,634	$(3,573,629)	$39,129,071

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

In May 2021, Fidelity Advisor Communications Equipment Fund's Board of Trustees approved a Plan of Liquidation and Dissolution whereby the Fund distributed all of its net assets to its shareholders on August 6, 2021.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Communications Equipment Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the "Funds"), each a fund of Fidelity Advisor Series VII, including the schedules of investments, as of July 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Advisor Biotechnology Fund
Class A	1.00%
Actual		$1,000.00	$958.10	$4.86
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class M	1.27%
Actual		$1,000.00	$956.50	$6.16
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.75%
Actual		$1,000.00	$954.30	$8.48
Hypothetical-C		$1,000.00	$1,016.12	$8.75
Class I	.74%
Actual		$1,000.00	$959.10	$3.59
Hypothetical-C		$1,000.00	$1,021.12	$3.71
Class Z	.61%
Actual		$1,000.00	$959.70	$2.96
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Fidelity Advisor Communications Equipment Fund
Class A	1.40%
Actual		$1,000.00	$1,149.30	$7.46
Hypothetical-C		$1,000.00	$1,017.85	$7.00
Class M	1.65%
Actual		$1,000.00	$1,148.20	$8.79
Hypothetical-C		$1,000.00	$1,016.61	$8.25
Class C	2.16%
Actual		$1,000.00	$1,145.60	$11.49
Hypothetical-C		$1,000.00	$1,014.08	$10.79
Class I	1.15%
Actual		$1,000.00	$1,151.00	$6.13
Hypothetical-C		$1,000.00	$1,019.09	$5.76
Fidelity Advisor Consumer Discretionary Fund
Class A	1.01%
Actual		$1,000.00	$1,122.50	$5.32
Hypothetical-C		$1,000.00	$1,019.79	$5.06
Class M	1.27%
Actual		$1,000.00	$1,121.10	$6.68
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.77%
Actual		$1,000.00	$1,118.00	$9.30
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Class I	.75%
Actual		$1,000.00	$1,123.80	$3.95
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.63%
Actual		$1,000.00	$1,124.60	$3.32
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Fidelity Advisor Energy Fund
Class A	1.08%
Actual		$1,000.00	$1,258.80	$6.05
Hypothetical-C		$1,000.00	$1,019.44	$5.41
Class M	1.35%
Actual		$1,000.00	$1,257.10	$7.56
Hypothetical-C		$1,000.00	$1,018.10	$6.76
Class C	1.80%
Actual		$1,000.00	$1,254.40	$10.06
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Class I	.76%
Actual		$1,000.00	$1,260.70	$4.26
Hypothetical-C		$1,000.00	$1,021.03	$3.81
Class Z	.63%
Actual		$1,000.00	$1,261.90	$3.53
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Fidelity Advisor Financial Services Fund
Class A	1.04%
Actual		$1,000.00	$1,262.10	$5.83
Hypothetical-C		$1,000.00	$1,019.64	$5.21
Class M	1.29%
Actual		$1,000.00	$1,260.90	$7.23
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class C	1.79%
Actual		$1,000.00	$1,257.40	$10.02
Hypothetical-C		$1,000.00	$1,015.92	$8.95
Class I	.77%
Actual		$1,000.00	$1,263.80	$4.32
Hypothetical-C		$1,000.00	$1,020.98	$3.86
Class Z	.63%
Actual		$1,000.00	$1,264.80	$3.54
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Fidelity Advisor Health Care Fund
Class A	.97%
Actual		$1,000.00	$1,073.40	$4.99
Hypothetical-C		$1,000.00	$1,019.98	$4.86
Class M	1.22%
Actual		$1,000.00	$1,072.10	$6.27
Hypothetical-C		$1,000.00	$1,018.74	$6.11
Class C	1.73%
Actual		$1,000.00	$1,069.30	$8.88
Hypothetical-C		$1,000.00	$1,016.22	$8.65
Class I	.72%
Actual		$1,000.00	$1,074.80	$3.70
Hypothetical-C		$1,000.00	$1,021.22	$3.61
Class Z	.59%
Actual		$1,000.00	$1,075.30	$3.04
Hypothetical-C		$1,000.00	$1,021.87	$2.96
Fidelity Advisor Industrials Fund
Class A	1.02%
Actual		$1,000.00	$1,167.60	$5.48
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.27%
Actual		$1,000.00	$1,166.10	$6.82
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.77%
Actual		$1,000.00	$1,163.00	$9.49
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Class I	.75%
Actual		$1,000.00	$1,168.90	$4.03
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.62%
Actual		$1,000.00	$1,169.90	$3.34
Hypothetical-C		$1,000.00	$1,021.72	$3.11
Fidelity Advisor Semiconductors Fund
Class A	1.02%
Actual		$1,000.00	$1,195.80	$5.55
Hypothetical-C		$1,000.00	$1,019.74	$5.11
Class M	1.27%
Actual		$1,000.00	$1,194.10	$6.91
Hypothetical-C		$1,000.00	$1,018.50	$6.36
Class C	1.77%
Actual		$1,000.00	$1,191.00	$9.62
Hypothetical-C		$1,000.00	$1,016.02	$8.85
Class I	.75%
Actual		$1,000.00	$1,197.30	$4.09
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.63%
Actual		$1,000.00	$1,198.10	$3.43
Hypothetical-C		$1,000.00	$1,021.67	$3.16
Fidelity Advisor Technology Fund
Class A	.97%
Actual		$1,000.00	$1,161.90	$5.20
Hypothetical-C		$1,000.00	$1,019.98	$4.86
Class M	1.22%
Actual		$1,000.00	$1,160.50	$6.54
Hypothetical-C		$1,000.00	$1,018.74	$6.11
Class C	1.74%
Actual		$1,000.00	$1,157.50	$9.31
Hypothetical-C		$1,000.00	$1,016.17	$8.70
Class I	.71%
Actual		$1,000.00	$1,163.40	$3.81
Hypothetical-C		$1,000.00	$1,021.27	$3.56
Class Z	.60%
Actual		$1,000.00	$1,164.10	$3.22
Hypothetical-C		$1,000.00	$1,021.82	$3.01
Fidelity Advisor Utilities Fund
Class A	1.03%
Actual		$1,000.00	$1,053.10	$5.24
Hypothetical-C		$1,000.00	$1,019.69	$5.16
Class M	1.31%
Actual		$1,000.00	$1,051.40	$6.66
Hypothetical-C		$1,000.00	$1,018.30	$6.56
Class C	1.78%
Actual		$1,000.00	$1,049.30	$9.04
Hypothetical-C		$1,000.00	$1,015.97	$8.90
Class I	.75%
Actual		$1,000.00	$1,054.50	$3.82
Hypothetical-C		$1,000.00	$1,021.08	$3.76
Class Z	.62%
Actual		$1,000.00	$1,055.20	$3.16
Hypothetical-C		$1,000.00	$1,021.72	$3.11

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the following fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Communications Equipment Fund
Class A	08/05/21	08/04/21	$0.920
Class M	08/05/21	08/04/21	$0.893
Class C	08/05/21	08/04/21	$0.787
Class I	08/05/21	08/04/21	$0.961

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Biotechnology Fund	$325,313,845
Fidelity Advisor Communications Equipment Fund	$777,331
Fidelity Advisor Consumer Discretionary Fund	$25,934,007
Fidelity Advisor Financial Services Fund	$4,693,924
Fidelity Advisor Health Care Fund	$467,740,434
Fidelity Advisor Industrials Fund	$86,278,461
Fidelity Advisor Semiconductors Fund	$24,841,758
Fidelity Advisor Technology Fund	$389,583,195
Fidelity Advisor Utilities Fund	$5,342,294

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Biotechnology Fund
December 2020	8%	8%	8%	8%	7%
Fidelity Advisor Communications Equipment Fund
December 2020	–	–	–	–	–
Fidelity Advisor Consumer Discretionary Fund
December 2020	–	–	–	–	–
Fidelity Advisor Energy Fund
December 2020	100%	100%	100%	100%	98%
Fidelity Advisor Financial Services Fund
December 2020	100%	100%	100%	100%	100%
Fidelity Advisor Health Care Fund
December 2020	47%	65%	100%	36%	33%
Fidelity Advisor Industrials Fund
December 2020	–	–	–	–	–
Fidelity Advisor Semiconductors Fund
December 2020	100%	100%	–	100%	100%
Fidelity Advisor Technology Fund
December 2020	24%	27%	31%	22%	21%
Fidelity Advisor Utilities Fund
December 2020	100%	100%	100%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor Biotechnology Fund
December 2020	8%	9%	9%	8%	8%
Fidelity Advisor Communications Equipment Fund
December 2020	–	–	–	–	–
Fidelity Advisor Consumer Discretionary Fund
December 2020	–	–	–	–	–
Fidelity Advisor Energy Fund
December 2020	100%	100%	100%	100%	100%
Fidelity Advisor Financial Services Fund
December 2020	100%	100%	100%	100%	100%
Fidelity Advisor Health Care Fund
December 2020	78%	100%	100%	60%	54%
Fidelity Advisor Industrials Fund
December 2020	–	–	–	–	–
Fidelity Advisor Semiconductors Fund
December 2020	100%	100%	–	100%	100%
Fidelity Advisor Technology Fund
December 2020	28%	30%	35%	25%	24%
Fidelity Advisor Utilities Fund
December 2020	100%	100%	100%	100%	100%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2020
Fidelity Advisor Biotechnology Fund	100%
Fidelity Advisor Health Care Fund	100%
Fidelity Advisor Semiconductors Fund	100%
Fidelity Advisor Technology Fund	99.98%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Focus Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for each of the following: (i) Fidelity Advisor Biotechnology Fund in October 2018; (ii) Fidelity Advisor Communications Equipment Fund in July 2018 and January 2019; (iii) Fidelity Advisor Energy Fund in January 2020; (iv) Fidelity Advisor Industrials Fund in November 2018 and December 2018; (v) Fidelity Advisor Semi-Conductors Fund in July 2020; and (vi) Fidelity Advisor Technology Fund in July 2018, December 2018, July 2020, and January 2021. The Board will continue to monitor closely each applicable fund's performance, taking into account the portfolio management changes.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for each fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below. Peer groups are not shown below because each fund does not generally utilize a peer group for performance comparison purposes.

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the charts above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2020. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 (which periods are reflected in the charts above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2020. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the charts above). The Board noted that the fund's underperformance has continued since the Board approved the management contract in January 2019 and January 2020. The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance. For a fund with underperformance over longer periods of time, the Board typically monitors the fund's performance more closely.

Fidelity Advisor Semiconductors Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 and for different time periods ended December 31, 2020 (which periods are not reflected in the charts above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; and attribution reports on contributors to the fund's underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

The Board considered the fund's underperformance for different time periods ended September 30, 2020 (which periods are reflected in the charts above). The Board's discussions with FMR regarding underperformance cover topics including, but not limited to: the longer-term track record of a fund's portfolio manager(s); broader trends in the market that may adversely impact a fund's performance; attribution reports on contributors to the fund's underperformance; and the applicable portfolio manager's explanation of his or her underperformance. The Board engages with FMR on steps that might be taken to address a fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and was considered by the Board.

Fidelity Advisor Biotechnology Fund

Fidelity Advisor Communications Equipment Fund

Fidelity Advisor Consumer Discretionary Fund

Fidelity Advisor Energy Fund

Fidelity Advisor Financial Services Fund

Fidelity Advisor Health Care Fund

Fidelity Advisor Industrials Fund

Fidelity Advisor Semiconductors Fund

Fidelity Advisor Technology Fund

Fidelity Advisor Utilities Fund

The Board noted that each fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of each fund compared to competitive fund median expenses. Each fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

For each fund except for Advisor Communications Equipment Fund, the Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

For Advisor Communications Equipment Fund, the Board noted that the total expense ratio of Class I ranked above the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that Class I was above the SLTG competitive median due to higher other expenses as a result of low asset levels.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, and Class I of Advisor Communications Equipment Fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.40%, 1.65%, 2.15%, and 1.15% through November 30, 2021.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of Advisor Semiconductors Fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.40%, 1.65%, 2.15%, 1.15%, and 1.00% through November 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contracts). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Funds have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage each Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. Each Fund’s Board of Trustees (the Board) has designated each Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AFOC-ANN-0921
1.762411.120

Fidelity Advisor® Global Real Estate Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	23.08%	5.99%
Class M (incl. 3.50% sales charge)	25.64%	6.22%
Class C (incl. contingent deferred sales charge)	28.49%	6.45%
Class I	30.82%	7.52%
Class Z	31.07%	7.60%

 A From August 11, 2016

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Real Estate Fund - Class A on August 11, 2016, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the FTSE EPRA/NAREIT Developed Index performed over the same period.

Period Ending Values
$13,356	Fidelity Advisor® Global Real Estate Fund - Class A
$13,420	FTSE EPRA/NAREIT Developed Index

Management's Discussion of Fund Performance

Market Recap:  For the 12 months ending July 31, 2021, global real estate stocks gained 36.17%, as measured by the FTSE® EPRA/NAREIT® Developed Index. As this period progressed, the fundamental backdrop improved for most commercial property types, reflecting investors’ mounting optimism that new vaccines for COVID-19 would help resolve the pandemic and bring about a return to normal life – even as late-period uncertainty mounted with the rapid spread of the delta variant of the coronavirus. Real estate industries such as retail and lodging, among the hardest hit early in the pandemic, benefited from stronger demand as shopping and travel activity recovered. Especially in the U.S., though, demand for office properties remained uncertain, reflecting more people working from home and employers’ decision to delay employees’ return to the office amid the spread of the delta variant. In what was a robust market environment for REITs, every country’s market produced a positive return, with nearly all producing a double-digit gain. The U.S., which makes up more than half of the index, gained 41%. The Japanese market, at roughly 11% of the benchmark its second-largest weighting, rose 30%. Meanwhile, the German property market was up 18%, while Hong Kong and the U.K. advanced 26% and 37%, respectively. The Australian market rose roughly 33%, compared with an approximately 12% gain for Singapore.

Comments from Portfolio Manager Steve Buller:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained roughly 29% to 31%, underperforming the 36.17% increase in the benchmark FTSE EPRA/NAREIT Developed Index. From a regional standpoint, stock picks in the U.S. hurt the most by far, followed by an overweighting and security selection in Europe ex U.K. By industry, the primary detractors from performance versus the benchmark were an underweighting and investment choices in retail REITs. Weak picks among residential REITs hurt as well. Further hampering performance was security selection in the specialized REITs segment. Not owning Simon Property Group, a benchmark component that gained about 115%, was the largest individual relative detractor. Further weighing on the portfolio’s relative return was an outsized stake in Digital Realty Trust (-1%), which was among our biggest holdings. Avoiding Public Storage, a benchmark component that gained roughly 62%, also hampered relative performance. Conversely, picks in Singapore and Canada in particular contributed most to the fund's relative result. By industry, the primary contributor to performance versus the benchmark was our security selection in industrial REITs. Favorable investment choices in health care REITs also bolstered the fund's relative performance. Further lifting the portfolio's relative result was an underweighting in office REITs. The biggest individual relative contributor was an overweight position in Sirius Real Estate (+77%). Also adding value was our outsized stake in Apartment Investment and Management, which gained about 6% and was longer held at period end. Another notable relative contributor was an overweighting in Dream Industrial (+64%). Notable changes in positioning include reduced exposure to Germany and Singapore. By industry, meaningful changes in positioning include increased exposure to retail REITs and a lower allocation to office REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
Prologis (REIT), Inc.	6.1
Digital Realty Trust, Inc.	4.4
Duke Realty Corp.	3.8
Welltower, Inc.	3.5
Mitsui Fudosan Co. Ltd.	2.9
Equity Lifestyle Properties, Inc.	2.5
UDR, Inc.	2.5
Ventas, Inc.	2.4
Mitsubishi Estate Co. Ltd.	2.3
Instone Real Estate Group BV	2.2
32.6

Top Five Countries as of July 31, 2021

(excluding cash equivalents)	% of fund's net assets
United States of America	55.4
Japan	9.4
Australia	4.4
Germany	4.2
Canada	4.2

Top Five REIT Sectors as of July 31, 2021

% of fund's net assets
REITs - Diversified	23.3
REITs - Apartments	12.1
REITs - Health Care	7.7
REITs - Warehouse/Industrial	6.8
REITs - Shopping Centers	5.2

Asset Allocation (% of fund's net assets)

As of July 31, 2021 *
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 43.8%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Australia - 4.4%
Abacus Property Group unit	25,153	$58,514
Arena (REIT) unit	20,634	53,604
Charter Hall Retail REIT	16,162	44,002
Ingenia Communities Group unit	8,983	38,169
National Storage REIT unit	60,960	95,287

TOTAL AUSTRALIA		289,576

Bailiwick of Guernsey - 1.4%
Sirius Real Estate Ltd.	56,737	94,006
Belgium - 1.2%
Aedifica SA	392	56,173
Inclusio SA	775	19,674

TOTAL BELGIUM		75,847

Canada - 4.2%
Boardwalk (REIT)	2,674	97,907
Dream Industrial (REIT)	10,574	136,031
Flagship Communities (REIT)	2,190	38,675

TOTAL CANADA		272,613

France - 3.4%
ARGAN SA	578	75,422
Covivio	488	45,871
Gecina SA	609	96,697

TOTAL FRANCE		217,990

Germany - 4.2%
Instone Real Estate Group BV (a)	4,620	143,040
Vonovia SE	1,956	130,355

TOTAL GERMANY		273,395

Hong Kong - 3.6%
Hysan Development Co. Ltd.	12,702	50,016
Link (REIT)	6,158	58,877
Sino Land Ltd.	80,191	122,797

TOTAL HONG KONG		231,690

Ireland - 2.0%
Hibernia (REIT) PLC	85,470	132,414
Italy - 0.6%
COIMA RES SpA (a)	4,966	39,528
Japan - 9.4%
Advance Residence Investment Corp.	11	37,450
Kenedix Residential Investment Corp.	33	71,381
LaSalle Logiport REIT	43	78,784
Mitsubishi Estate Co. Ltd.	9,766	153,199
Mitsui Fudosan Co. Ltd.	8,093	189,273
Mitsui Fudosan Logistics Park, Inc.	8	44,775
SRE Holdings Corp. (b)	620	36,904

TOTAL JAPAN		611,766

Luxembourg - 1.3%
Aroundtown SA	10,954	85,840
Singapore - 3.6%
CapitaMall Trust	48,447	76,874
Mapletree Commercial Trust	22,726	36,229
UOL Group Ltd.	23,032	124,088

TOTAL SINGAPORE		237,191

Sweden - 0.9%
Catena AB	958	57,535
United Kingdom - 3.6%
Assura PLC	45,196	49,190
Grainger Trust PLC	22,754	95,960
Segro PLC	2,812	47,588
U & I Group PLC (b)	30,543	38,804

TOTAL UNITED KINGDOM		231,542

United States of America - 55.4%
American Assets Trust, Inc.	955	35,268
American Homes 4 Rent Class A	2,639	110,838
Apartment Income (REIT) Corp.	1,172	61,694
Crown Castle International Corp.	505	97,510
CubeSmart	2,466	122,462
DiamondRock Hospitality Co. (b)	3,460	29,791
Digital Realty Trust, Inc.	1,865	287,508
Duke Realty Corp.	4,805	244,478
Equinix, Inc.	159	130,445
Equity Lifestyle Properties, Inc.	1,930	161,734
Extra Space Storage, Inc.	747	130,083
Gaming & Leisure Properties	2,237	105,900
Highwoods Properties, Inc. (SBI)	879	41,920
Invitation Homes, Inc.	2,860	116,345
Kimco Realty Corp.	2,922	62,326
Lexington Corporate Properties Trust	3,364	44,237
Mack-Cali Realty Corp.	1,294	23,292
Medical Properties Trust, Inc.	3,154	66,329
Mid-America Apartment Communities, Inc.	693	133,818
National Retail Properties, Inc.	1,835	89,676
Phillips Edison & Co., Inc.	700	19,600
Piedmont Office Realty Trust, Inc. Class A	1,509	28,701
Prologis (REIT), Inc.	3,107	397,818
Regency Centers Corp.	1,053	68,877
RLJ Lodging Trust	2,200	31,570
Ryman Hospitality Properties, Inc. (b)	250	19,175
Spirit Realty Capital, Inc.	1,185	59,511
Sun Communities, Inc.	600	117,666
UDR, Inc.	2,941	161,726
Ventas, Inc.	2,674	159,852
VEREIT, Inc.	1,967	96,324
VICI Properties, Inc.	2,754	85,897
Washington REIT (SBI)	1,513	36,751
Welltower, Inc.	2,610	226,705

TOTAL UNITED STATES OF AMERICA		3,605,827

TOTAL COMMON STOCKS
(Cost $4,962,685)		6,456,760

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.06% (c)
(Cost $64,844)	64,831	64,844
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $5,027,529)		6,521,604
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(12,857)
NET ASSETS - 100%		$6,508,747

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $182,568 or 2.8% of net assets.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22
Total	$22

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$13,292	$1,728,958	$1,677,405	$(1)	$--	$64,844	0.0%
Total	$13,292	$1,728,958	$1,677,405	$(1)	$--	$64,844

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Real Estate	$6,456,760	$6,114,288	$342,472	$--
Money Market Funds	64,844	64,844	--	--
Total Investments in Securities:	$6,521,604	$6,179,132	$342,472	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,962,685)	$6,456,760
Fidelity Central Funds (cost $64,844)	64,844
Total Investment in Securities (cost $5,027,529)		$6,521,604
Cash		2,526
Receivable for investments sold		2,814
Receivable for fund shares sold		220
Dividends receivable		14,182
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		17
Receivable from investment adviser for expense reductions		34,400
Other receivables		154
Total assets		6,575,919
Liabilities
Audit fee	$45,597
Custody fee	8,781
Payable for investments purchased	6,785
Accrued management fee	3,583
Distribution and service plan fees payable	1,097
Other affiliated payables	1,085
Other payables and accrued expenses	244
Total liabilities		67,172
Net Assets		$6,508,747
Net Assets consist of:
Paid in capital		$5,180,018
Total accumulated earnings (loss)		1,328,729
Net Assets		$6,508,747
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($2,746,924 ÷ 219,995 shares)(a)		$12.49
Maximum offering price per share (100/94.25 of $12.49)		$13.25
Class M:
Net Asset Value and redemption price per share ($876,349 ÷ 70,328 shares)(a)		$12.46
Maximum offering price per share (100/96.50 of $12.46)		$12.91
Class C:
Net Asset Value and offering price per share ($223,234 ÷ 17,898 shares)(a)		$12.47
Class I:
Net Asset Value, offering price and redemption price per share ($1,482,656 ÷ 118,497 shares)		$12.51
Class Z:
Net Asset Value, offering price and redemption price per share ($1,179,584 ÷ 93,887 shares)		$12.56

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$154,267
Income from Fidelity Central Funds		22
Income before foreign taxes withheld		154,289
Less foreign taxes withheld		(7,087)
Total income		147,202
Expenses
Management fee	$33,483
Transfer agent fees	9,443
Distribution and service plan fees	11,034
Accounting fees and expenses	1,924
Custodian fees and expenses	20,786
Independent trustees' fees and expenses	20
Registration fees	65,716
Audit	60,125
Legal	6
Miscellaneous	290
Total expenses before reductions	202,827
Expense reductions	(137,096)
Total expenses after reductions		65,731
Net investment income (loss)		81,471
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $100)	134,942
Fidelity Central Funds	(1)
Foreign currency transactions	(43)
Total net realized gain (loss)		134,898
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,193,146
Assets and liabilities in foreign currencies	(262)
Total change in net unrealized appreciation (depreciation)		1,192,884
Net gain (loss)		1,327,782
Net increase (decrease) in net assets resulting from operations		$1,409,253

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$81,471	$73,270
Net realized gain (loss)	134,898	(39,415)
Change in net unrealized appreciation (depreciation)	1,192,884	(288,457)
Net increase (decrease) in net assets resulting from operations	1,409,253	(254,602)
Distributions to shareholders	(55,566)	(292,523)
Share transactions - net increase (decrease)	1,280,270	(2,100,606)
Total increase (decrease) in net assets	2,633,957	(2,647,731)
Net Assets
Beginning of period	3,874,790	6,522,521
End of period	$6,508,747	$3,874,790

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Global Real Estate Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.69	$10.72	$10.13	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.15	.22	.18	.15
Net realized and unrealized gain (loss)	2.76	(.58)	.58	.42	(.26)
Total from investment operations	2.93	(.43)	.80	.60	(.11)
Distributions from net investment income	(.13)	(.23)	(.15)	(.13)	(.07)
Distributions from net realized gain	–	(.37)	(.06)	(.14)	(.01)
Total distributions	(.13)	(.60)	(.21)	(.28)C	(.08)
Net asset value, end of period	$12.49	$9.69	$10.72	$10.13	$9.81
Total ReturnD,E,F	30.59%	(4.61)%	8.25%	6.16%	(1.00)%
Ratios to Average Net AssetsG,H
Expenses before reductions	4.19%	4.22%	4.56%	5.86%	8.94%I
Expenses net of fee waivers, if any	1.38%	1.40%	1.40%	1.40%	1.40%I
Expenses net of all reductions	1.37%	1.39%	1.39%	1.38%	1.39%I
Net investment income (loss)	1.60%	1.47%	2.09%	1.80%	1.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,747	$1,732	$3,290	$1,001	$657
Portfolio turnover rateJ	32%	52%	60%	46%	59%I

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.67	$10.71	$10.11	$9.79	$10.00
Income from Investment Operations
Net investment income (loss)B	.14	.12	.19	.15	.13
Net realized and unrealized gain (loss)	2.76	(.58)	.60	.42	(.27)
Total from investment operations	2.90	(.46)	.79	.57	(.14)
Distributions from net investment income	(.11)	(.21)	(.13)	(.11)	(.06)
Distributions from net realized gain	–	(.37)	(.06)	(.14)	(.01)
Total distributions	(.11)	(.58)	(.19)	(.25)	(.07)
Net asset value, end of period	$12.46	$9.67	$10.71	$10.11	$9.79
Total ReturnC,D,E	30.20%	(4.87)%	8.06%	5.90%	(1.30)%
Ratios to Average Net AssetsF,G
Expenses before reductions	4.41%	4.46%	4.79%	5.90%	9.20%H
Expenses net of fee waivers, if any	1.63%	1.66%	1.65%	1.65%	1.65%H
Expenses net of all reductions	1.62%	1.64%	1.64%	1.63%	1.64%H
Net investment income (loss)	1.35%	1.22%	1.84%	1.54%	1.40%H
Supplemental Data
Net assets, end of period (000 omitted)	$876	$658	$810	$570	$550
Portfolio turnover rateI	32%	52%	60%	46%	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.63	$10.63	$10.08	$9.76	$10.00
Income from Investment Operations
Net investment income (loss)B	.09	.07	.14	.10	.08
Net realized and unrealized gain (loss)	2.75	(.58)	.59	.42	(.26)
Total from investment operations	2.84	(.51)	.73	.52	(.18)
Distributions from net investment income	–	(.12)	(.12)	(.06)	(.05)
Distributions from net realized gain	–	(.37)	(.06)	(.14)	(.01)
Total distributions	–	(.49)	(.18)	(.20)	(.06)
Net asset value, end of period	$12.47	$9.63	$10.63	$10.08	$9.76
Total ReturnC,D,E	29.49%	(5.31)%	7.52%	5.38%	(1.77)%
Ratios to Average Net AssetsF,G
Expenses before reductions	5.02%	4.46%	5.04%	6.26%	9.75%H
Expenses net of fee waivers, if any	2.14%	2.16%	2.15%	2.15%	2.15%H
Expenses net of all reductions	2.13%	2.15%	2.14%	2.13%	2.14%H
Net investment income (loss)	.85%	.71%	1.34%	1.04%	.90%H
Supplemental Data
Net assets, end of period (000 omitted)	$223	$185	$1,060	$614	$737
Portfolio turnover rateI	32%	52%	60%	46%	59%H

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.71	$10.75	$10.15	$9.82	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.17	.24	.20	.17
Net realized and unrealized gain (loss)	2.76	(.58)	.59	.43	(.26)
Total from investment operations	2.96	(.41)	.83	.63	(.09)
Distributions from net investment income	(.16)	(.26)	(.17)	(.16)	(.08)
Distributions from net realized gain	–	(.37)	(.06)	(.14)	(.01)
Total distributions	(.16)	(.63)	(.23)	(.30)	(.09)
Net asset value, end of period	$12.51	$9.71	$10.75	$10.15	$9.82
Total ReturnC,D	30.82%	(4.40)%	8.55%	6.48%	(.80)%
Ratios to Average Net AssetsE,F
Expenses before reductions	3.81%	3.97%	4.20%	5.41%	8.74%G
Expenses net of fee waivers, if any	1.13%	1.16%	1.15%	1.15%	1.15%G
Expenses net of all reductions	1.12%	1.14%	1.14%	1.13%	1.14%G
Net investment income (loss)	1.85%	1.71%	2.34%	2.04%	1.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,483	$1,066	$1,056	$986	$863
Portfolio turnover rateH	32%	52%	60%	46%	59%G

 A For the period August 11, 2016 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Global Real Estate Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$9.73	$10.76	$10.01
Income from Investment Operations
Net investment income (loss)B	.22	.19	.22
Net realized and unrealized gain (loss)	2.77	(.59)	.76
Total from investment operations	2.99	(.40)	.98
Distributions from net investment income	(.16)	(.26)	(.17)
Distributions from net realized gain	–	(.37)	(.06)
Total distributions	(.16)	(.63)	(.23)
Net asset value, end of period	$12.56	$9.73	$10.76
Total ReturnC,D	31.07%	(4.29)%	10.17%
Ratios to Average Net AssetsE,F
Expenses before reductions	3.72%	3.54%	3.87%G
Expenses net of fee waivers, if any	.97%	1.02%	1.00%G
Expenses net of all reductions	.96%	1.00%	1.00%G
Net investment income (loss)	2.01%	1.86%	2.50%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,180	$233	$306
Portfolio turnover rateH	32%	52%	60%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Advisor Global Real Estate Fund (the Fund) is a fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,486,452
Gross unrealized depreciation	(86,224)
Net unrealized appreciation (depreciation)	$1,400,228
Tax Cost	$5,121,376

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$49,367
Capital loss carryforward	$(120,705)
Net unrealized appreciation (depreciation) on securities and other investments	$1,400,067

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(120,705)
Total capital loss carryforward	$(120,705)

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$55,566	$ 292,523

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Global Real Estate Fund	2,956,613	1,551,941

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$5,377	$3,091
Class M	.25%	.25%	3,646	2,804
Class C	.75%	.25%	2,011	425
			$11,034	$6,320

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$800
Class M	76
Class C(a)	57
$933

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$5,498.26
Class M	1,468.20
Class C	579.29
Class I	1,645.13
Class Z	253.04
	$9,443

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Global Real Estate Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Global Real Estate Fund	$41

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Global Real Estate Fund	45,284	94,430

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Global Real Estate Fund	$9

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through November 30, 2022. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.40%/1.30%(a)	$60,337
Class M	1.65%/1.55%(a)	20,236
Class C	2.15%/2.05%(a)	5,797
Class I	1.15%/1.05%(a)	34,097
Class Z	1.00%/.90%(a)	16,137
		$136,604

 (a) Expense limitation effective June 1, 2021.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $432 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $9.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $51.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Advisor Global Real Estate Fund
Distributions to shareholders
Class A	$26,351	$122,644
Class M	7,125	42,186
Class C	–	39,171
Class I	19,213	62,776
Class Z	2,877	25,746
Total	$55,566	$292,523

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Advisor Global Real Estate Fund
Class A
Shares sold	56,801	67,738	$613,618	$745,778
Reinvestment of distributions	2,601	11,335	26,348	122,644
Shares redeemed	(18,190)	(207,100)	(206,199)	(2,288,710)
Net increase (decrease)	41,212	(128,027)	$433,767	$(1,420,288)
Class M
Shares sold	9,736	6,383	$100,374	$70,605
Reinvestment of distributions	704	3,899	7,125	42,186
Shares redeemed	(8,197)	(17,790)	(82,487)	(189,680)
Net increase (decrease)	2,243	(7,508)	$25,012	$(76,889)
Class C
Shares sold	6,163	4,308	$63,461	$45,165
Reinvestment of distributions	–	3,627	–	39,171
Shares redeemed	(7,478)	(88,473)	(76,707)	(826,012)
Net increase (decrease)	(1,315)	(80,538)	$(13,246)	$(741,676)
Class I
Shares sold	25,794	19,620	$266,297	$193,070
Reinvestment of distributions	1,513	5,477	15,327	59,313
Shares redeemed	(18,638)	(13,550)	(203,528)	(124,872)
Net increase (decrease)	8,669	11,547	$78,096	$127,511
Class Z
Shares sold	80,366	33,783	$868,084	$378,938
Reinvestment of distributions	281	2,125	2,850	23,031
Shares redeemed	(10,753)	(40,352)	(114,293)	(391,233)
Net increase (decrease)	69,894	(4,444)	$756,641	$10,736

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Advisor Global Real Estate Fund	44%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Global Real Estate Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Global Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from August 11, 2016 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 11, 2016 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Advisor Global Real Estate Fund
Class A	1.37%
Actual		$1,000.00	$1,229.30	$7.57**
Hypothetical-C		$1,000.00	$1,018.00	$6.85**
Class M	1.62%
Actual		$1,000.00	$1,227.60	$8.95
Hypothetical-C		$1,000.00	$1,016.76	$8.10
Class C	2.12%
Actual		$1,000.00	$1,225.00	$11.70
Hypothetical-C		$1,000.00	$1,014.28	$10.59
Class I	1.12%
Actual		$1,000.00	$1,230.10	$6.19**
Hypothetical-C		$1,000.00	$1,019.24	$5.61**
Class Z	.97%
Actual		$1,000.00	$1,231.40	$5.37**
Hypothetical-C		$1,000.00	$1,019.98	$4.86**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

**If fees and changes to the class level expense contract and/or expense cap, effective June 1, 2021, had been in effect during the entire current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
Fidelity Advisor Global Real Estate Fund
Class A	1.30%
Actual		$7.19
Hypothetical-(b)		$6.51
Class I	1.05%
Actual		$5.81
Hypothetical-(b)		$5.26
Class Z	.90%
Actual		$4.98
Hypothetical-(b)		$4.51

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

Class A designates 39%; Class M designates 23%; and Class I designates 48%; Class Z designates 48% of the dividend distributed in December 2020 during the fiscal year as a section 199A dividend.

Class A designates 62%; Class M designates 78%; Class I designates 53%; and Class Z designates 53%; of the dividend distributed in December 2020, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods ended September 30, 2020, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Global Real Estate Fund

2020 Total Return % vs. Lipper Global Real Estate Funds Classification and EPRA/NAREIT Dev (G):

75% beaten
25% beaten
Benchmark
Class I
Class C
-8.00
-10.00
-12.00
-14.00
-16.00
-18.00
-9.18
-10.94
-11.88
-14.55
-17.50
15.0
10.0
5.0
0.0
-5.0
10.1
7.3
4.2
-1.5
-1.2
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Class A	65%	64%	-
Class Z	70%	-	-
Class C	54%	51%	-
Class I	68%	66%	-
Class M	60%	57%	-

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Global Real Estate Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked above the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that Class I was above the SLTG competitive median due to higher other expenses as a result of low asset levels. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that the investment adviser has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.40%, 1.65%, 2.15%,1.15%, and 1.00% through November 30, 2021.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

AGRE-ANN-0921
1.9881280.104

Fidelity Advisor® Real Estate Fund

Annual Report

July 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	22.89%	3.88%	7.92%
Class M (incl. 3.50% sales charge)	25.58%	4.15%	7.93%
Class C (incl. contingent deferred sales charge)	28.36%	4.30%	7.89%
Class I	30.65%	5.39%	8.84%
Class Z	30.95%	5.51%	8.90%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Real Estate Fund - Class A on July 31, 2011, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$21,426	Fidelity Advisor® Real Estate Fund - Class A
$41,689	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 36.45% for the 12 months ending July 31, 2021, as U.S. equities continued a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August 2020. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of three COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” theme, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. A flattish May reflected concerns about inflation and jobs, but the uptrend resumed through July, driven by corporate earnings. Notably, this leg saw momentum shift back to large growth, as easing rates and a hawkish Fed stymied the reflation trade. By sector, financials (+55%) led, driven by banks (+63%), whereas utilities (+12%) and consumer staples (+18%) notably lagged.

Comments from Portfolio Manager Samuel Wald:  For the fiscal year ending July 31, 2021, the fund's share classes (excluding sales charges, if applicable) gained about 29% to 31%, trailing the 35.29% advance of the MSCI US IMI Real Estate 25/50 Linked Index, as well as the broad-based S&P 500® index. The largest detractor from performance versus the sector index was a sizable underweighting in retail REITs. Security selection and an overweighting in industrial REITs, along with picks among residential REITs, also hurt. The fund's biggest individual relative detractor was an outsized stake in Digital Realty Trust, which returned -1% the past 12 months and was among our largest holdings. Also holding back performance was our overweighting in American Tower, which gained about 10%. We increased our position during the period. Also hindering performance was our near-total lack of ownership in benchmark component Simon Property Group, which gained roughly 115%. Simon Property Group was not held at period end. In contrast, among the largest contributors to performance versus the sector index was security selection in specialized REITs. Investment choices and an overweighting in real estate services, as well as a larger-than-index exposure to residential REITs, also helped the fund's relative result. The biggest individual relative contributor was an overweight position in CBRE Group (+120%). On July 31 CBRE Group was among our biggest holdings. Further aiding performance was our outsized stake in CubeSmart, which gained about 74% and also was among the fund's largest holdings. Another notable relative contributor was an underweighting in Equinix (+9%), a position not held at period end. Notable changes in positioning include increased exposure to the specialized REITs category and a lower allocation to office REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2021

% of fund's net assets
American Tower Corp.	13.8
Prologis (REIT), Inc.	10.2
Digital Realty Trust, Inc.	9.2
CubeSmart	7.0
CBRE Group, Inc.	5.3
Mid-America Apartment Communities, Inc.	4.9
Ventas, Inc.	4.9
Essex Property Trust, Inc.	4.8
SBA Communications Corp. Class A	3.9
VICI Properties, Inc.	3.5
67.5

Top Five REIT Sectors as of July 31, 2021

% of fund's net assets
REITs - Diversified	20.4
REITs - Management/Investment	13.8
REITs - Warehouse/Industrial	13.5
REITs - Apartments	12.7
REITs - Health Care	7.6

Asset Allocation (% of fund's net assets)

As of July 31, 2021
Stocks	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

Schedule of Investments July 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Commercial Services & Supplies - 0.4%
REITs - Diversified - 0.4%
CoreCivic, Inc. (a)	198,200	$2,037,496
Diversified Financial Services - 0.3%
Other Diversified Financial Services - 0.3%
Cyxtera Technologies, Inc. (b)	180,025	1,537,594
Equity Real Estate Investment Trusts (REITs) - 91.9%
REITs - Apartments - 12.7%
Essex Property Trust, Inc.	70,947	23,277,711
Invitation Homes, Inc.	360,800	14,677,344
Mid-America Apartment Communities, Inc.	123,800	23,905,780
		61,860,835
REITs - Diversified - 20.0%
Digital Realty Trust, Inc.	291,500	44,937,640
Lamar Advertising Co. Class A	123,200	13,133,120
SBA Communications Corp. Class A	55,100	18,788,549
VICI Properties, Inc.	542,500	16,920,575
Washington REIT (SBI)	144,800	3,517,192
		97,297,076
REITs - Health Care - 7.6%
Healthcare Realty Trust, Inc.	418,900	13,354,532
Ventas, Inc.	399,505	23,882,409
		37,236,941
REITs - Hotels - 3.4%
RLJ Lodging Trust	1,163,126	16,690,858
REITs - Management/Investment - 13.8%
American Tower Corp.	238,400	67,419,520
REITs - Manufactured Homes - 3.1%
Equity Lifestyle Properties, Inc.	181,206	15,185,063
REITs - Office Property - 4.2%
Alexandria Real Estate Equities, Inc.	67,100	13,509,914
Douglas Emmett, Inc.	203,200	6,786,880
		20,296,794
REITs - Shopping Centers - 2.1%
Phillips Edison & Co., Inc. (c)	64,700	1,811,600
SITE Centers Corp.	527,400	8,364,564
		10,176,164
REITs - Single Tenant - 4.5%
Four Corners Property Trust, Inc.	552,000	15,847,920
Spirit Realty Capital, Inc.	118,700	5,961,114
		21,809,034
REITs - Storage - 7.0%
CubeSmart	685,900	34,061,794
REITs - Warehouse/Industrial - 13.5%
Americold Realty Trust	305,100	11,853,135
Prologis (REIT), Inc.	386,954	49,545,590
Terreno Realty Corp.	62,900	4,299,844
		65,698,569

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		447,732,648

Hotels, Restaurants & Leisure - 0.8%
Casinos & Gaming - 0.8%
Caesars Entertainment, Inc. (a)	45,390	3,965,270
Real Estate Management & Development - 6.1%
Real Estate Services - 6.1%
CBRE Group, Inc. (a)	268,500	25,899,510
Realogy Holdings Corp. (a)	218,000	3,862,960
		29,762,470
TOTAL COMMON STOCKS
(Cost $308,712,049)		485,035,478

Money Market Funds - 0.3%
Fidelity Securities Lending Cash Central Fund 0.06% (d)(e)
(Cost $1,593,150)	1,592,991	1,593,150
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $310,305,199)		486,628,628
NET OTHER ASSETS (LIABILITIES) - 0.2%		797,038
NET ASSETS - 100%		$487,425,666

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,537,594 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Cyxtera Technologies, Inc.	2/21/21	$1,800,250

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,425
Fidelity Securities Lending Cash Central Fund	7,343
Total	$8,768

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,261,748	$63,672,375	$64,933,870	$(163)	$(90)	$--	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	44,594,545	43,001,395	--	--	1,593,150	0.0%
Total	$1,261,748	$108,266,920	$107,935,265	$(163)	$(90)	$1,593,150

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$485,035,478	$483,497,884	$1,537,594	$--
Money Market Funds	1,593,150	1,593,150	--	--
Total Investments in Securities:	$486,628,628	$485,091,034	$1,537,594	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2021
Assets
Investment in securities, at value (including securities loaned of $1,565,200) — See accompanying schedule: Unaffiliated issuers (cost $308,712,049)	$485,035,478
Fidelity Central Funds (cost $1,593,150)	1,593,150
Total Investment in Securities (cost $310,305,199)		$486,628,628
Receivable for investments sold		3,777,982
Receivable for fund shares sold		377,330
Distributions receivable from Fidelity Central Funds		841
Prepaid expenses		3,327
Other receivables		106,325
Total assets		490,894,433
Liabilities
Payable to custodian bank	$23,865
Payable for investments purchased	904,834
Payable for fund shares redeemed	395,452
Accrued management fee	210,907
Distribution and service plan fees payable	90,361
Other affiliated payables	107,660
Other payables and accrued expenses	142,538
Collateral on securities loaned	1,593,150
Total liabilities		3,468,767
Net Assets		$487,425,666
Net Assets consist of:
Paid in capital		$294,939,880
Total accumulated earnings (loss)		192,485,786
Net Assets		$487,425,666
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($138,133,575 ÷ 5,602,526 shares)(a)		$24.66
Maximum offering price per share (100/94.25 of $24.66)		$26.16
Class M:
Net Asset Value and redemption price per share ($118,777,906 ÷ 4,831,017 shares)(a)		$24.59
Maximum offering price per share (100/96.50 of $24.59)		$25.48
Class C:
Net Asset Value and offering price per share ($16,068,918 ÷ 676,781 shares)(a)		$23.74
Class I:
Net Asset Value, offering price and redemption price per share ($197,872,581 ÷ 7,927,660 shares)		$24.96
Class Z:
Net Asset Value, offering price and redemption price per share ($16,572,686 ÷ 663,713 shares)		$24.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2021
Investment Income
Dividends		$9,987,142
Income from Fidelity Central Funds (including $7,343 from security lending)		8,768
Total income		9,995,910
Expenses
Management fee	$2,261,125
Transfer agent fees	1,035,867
Distribution and service plan fees	991,931
Accounting fees	166,866
Custodian fees and expenses	9,696
Independent trustees' fees and expenses	1,843
Registration fees	79,774
Audit	51,277
Legal	616
Interest	259
Miscellaneous	8,561
Total expenses before reductions	4,607,815
Expense reductions	(29,615)
Total expenses after reductions		4,578,200
Net investment income (loss)		5,417,710
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	17,595,798
Fidelity Central Funds	(163)
Total net realized gain (loss)		17,595,635
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	93,330,419
Fidelity Central Funds	(90)
Total change in net unrealized appreciation (depreciation)		93,330,329
Net gain (loss)		110,925,964
Net increase (decrease) in net assets resulting from operations		$116,343,674

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2021	Year ended July 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,417,710	$9,437,114
Net realized gain (loss)	17,595,635	16,496,833
Change in net unrealized appreciation (depreciation)	93,330,329	(61,855,882)
Net increase (decrease) in net assets resulting from operations	116,343,674	(35,921,935)
Distributions to shareholders	(14,644,950)	(41,051,862)
Share transactions - net increase (decrease)	(39,011,402)	(39,601,264)
Total increase (decrease) in net assets	62,687,322	(116,575,061)
Net Assets
Beginning of period	424,738,344	541,313,405
End of period	$487,425,666	$424,738,344

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Real Estate Fund Class A

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.62	$22.91	$22.07	$22.96	$25.93
Income from Investment Operations
Net investment income (loss)A	.26	.41	.37	.37	.33
Net realized and unrealized gain (loss)	5.50	(1.91)	1.63	.21	(1.82)
Total from investment operations	5.76	(1.50)	2.00	.58	(1.49)
Distributions from net investment income	(.24)	(.38)	(.43)	(.36)	(.30)
Distributions from net realized gain	(.48)	(1.41)	(.73)	(1.11)	(1.18)
Total distributions	(.72)	(1.79)	(1.16)	(1.47)	(1.48)
Net asset value, end of period	$24.66	$19.62	$22.91	$22.07	$22.96
Total ReturnB,C	30.38%	(7.21)%	9.62%	2.55%	(5.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.09%	1.10%	1.10%	1.10%	1.09%
Expenses net of fee waivers, if any	1.09%	1.10%	1.09%	1.10%	1.09%
Expenses net of all reductions	1.08%	1.09%	1.09%	1.10%	1.08%
Net investment income (loss)	1.24%	1.93%	1.68%	1.70%	1.42%
Supplemental Data
Net assets, end of period (000 omitted)	$138,134	$115,736	$151,536	$161,570	$249,442
Portfolio turnover rateF	53%	56%	49%	41%	69%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class M

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.58	$22.87	$22.05	$22.94	$25.90
Income from Investment Operations
Net investment income (loss)A	.21	.36	.32	.32	.27
Net realized and unrealized gain (loss)	5.49	(1.90)	1.62	.21	(1.81)
Total from investment operations	5.70	(1.54)	1.94	.53	(1.54)
Distributions from net investment income	(.22)	(.34)	(.39)	(.31)	(.24)
Distributions from net realized gain	(.48)	(1.41)	(.73)	(1.11)	(1.18)
Total distributions	(.69)B	(1.75)	(1.12)	(1.42)	(1.42)
Net asset value, end of period	$24.59	$19.58	$22.87	$22.05	$22.94
Total ReturnC,D	30.14%	(7.42)%	9.35%	2.34%	(5.83)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.31%	1.31%	1.32%	1.33%	1.33%
Expenses net of fee waivers, if any	1.31%	1.31%	1.31%	1.33%	1.33%
Expenses net of all reductions	1.30%	1.30%	1.31%	1.32%	1.32%
Net investment income (loss)	1.03%	1.71%	1.46%	1.47%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$118,778	$98,724	$128,754	$127,038	$153,285
Portfolio turnover rateG	53%	56%	49%	41%	69%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class C

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$18.97	$22.26	$21.54	$22.46	$25.43
Income from Investment Operations
Net investment income (loss)A	.09	.23	.19	.20	.15
Net realized and unrealized gain (loss)	5.30	(1.85)	1.58	.20	(1.78)
Total from investment operations	5.39	(1.62)	1.77	.40	(1.63)
Distributions from net investment income	(.15)	(.26)	(.32)	(.21)	(.16)
Distributions from net realized gain	(.48)	(1.41)	(.73)	(1.11)	(1.18)
Total distributions	(.62)B	(1.67)	(1.05)	(1.32)	(1.34)
Net asset value, end of period	$23.74	$18.97	$22.26	$21.54	$22.46
Total ReturnC,D	29.36%	(7.95)%	8.72%	1.77%	(6.34)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.88%	1.89%	1.88%	1.88%	1.86%
Expenses net of fee waivers, if any	1.88%	1.89%	1.88%	1.88%	1.86%
Expenses net of all reductions	1.87%	1.88%	1.88%	1.87%	1.86%
Net investment income (loss)	.46%	1.14%	.89%	.92%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$16,069	$20,774	$28,982	$43,690	$62,551
Portfolio turnover rateG	53%	56%	49%	41%	69%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class I

Years ended July 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$19.84	$23.15	$22.28	$23.17	$26.15
Income from Investment Operations
Net investment income (loss)A	.31	.46	.43	.43	.39
Net realized and unrealized gain (loss)	5.56	(1.92)	1.65	.21	(1.83)
Total from investment operations	5.87	(1.46)	2.08	.64	(1.44)
Distributions from net investment income	(.27)	(.44)	(.48)	(.42)	(.36)
Distributions from net realized gain	(.48)	(1.41)	(.73)	(1.11)	(1.18)
Total distributions	(.75)	(1.85)	(1.21)	(1.53)	(1.54)
Net asset value, end of period	$24.96	$19.84	$23.15	$22.28	$23.17
Total ReturnB	30.65%	(6.99)%	9.93%	2.84%	(5.36)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.88%	.86%	.81%	.82%	.82%
Expenses net of fee waivers, if any	.87%	.86%	.81%	.82%	.82%
Expenses net of all reductions	.87%	.85%	.81%	.81%	.81%
Net investment income (loss)	1.46%	2.17%	1.96%	1.98%	1.69%
Supplemental Data
Net assets, end of period (000 omitted)	$197,873	$180,346	$225,407	$284,857	$399,578
Portfolio turnover rateE	53%	56%	49%	41%	69%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Real Estate Fund Class Z

Years ended July 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$19.85	$23.16	$21.91
Income from Investment Operations
Net investment income (loss)B	.36	.50	.40
Net realized and unrealized gain (loss)	5.56	(1.92)	1.94
Total from investment operations	5.92	(1.42)	2.34
Distributions from net investment income	(.32)	(.48)	(.36)
Distributions from net realized gain	(.48)	(1.41)	(.73)
Total distributions	(.80)	(1.89)	(1.09)
Net asset value, end of period	$24.97	$19.85	$23.16
Total ReturnC,D	30.95%	(6.80)%	11.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.65%	.65%G
Expenses net of fee waivers, if any	.64%	.65%	.64%G
Expenses net of all reductions	.64%	.64%	.64%G
Net investment income (loss)	1.69%	2.38%	2.20%G
Supplemental Data
Net assets, end of period (000 omitted)	$16,573	$9,157	$6,634
Portfolio turnover rateH	53%	56%	49%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2021

1. Organization.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Real Estate Fund	$98,517

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$177,692,466
Gross unrealized depreciation	(2,164,793)
Net unrealized appreciation (depreciation)	$175,527,673
Tax Cost	$311,100,955

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$454,344
Undistributed long-term capital gain	$16,574,517
Net unrealized appreciation (depreciation) on securities and other investments	$175,527,673

The tax character of distributions paid was as follows:

	July 31, 2021	July 31, 2020
Ordinary Income	$5,035,427	$ 8,901,801
Long-term Capital Gains	9,609,523	32,150,061
Total	$14,644,950	$ 41,051,862

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Real Estate Fund	224,905,057	272,546,605

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$293,096	$4,222
Class M	.25%	.25%	515,620	1,824
Class C	.75%	.25%	183,215	16,763
			$991,931	$22,809

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$20,912
Class M	3,576
Class C(a)	1,794
$26,282

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$282,233.24
Class M	212,085.21
Class C	50,912.28
Class I	484,888.27
Class Z	5,749.04
	$1,035,867

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Real Estate Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Real Estate Fund	$3,446

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Real Estate Fund	Borrower	$4,674,500.33%		$259

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Real Estate Fund	60,960,984	27,317,818

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Advisor Real Estate Fund	$816

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Real Estate Fund	$836	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $25,564 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,051.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Advisor Real Estate Fund
Distributions to shareholders
Class A	$3,943,668	$11,351,149
Class M	3,401,100	9,900,861
Class C	608,843	2,212,295
Class I	6,121,163	16,797,330
Class Z	570,176	790,227
Total	$14,644,950	$41,051,862

10. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2021	Year ended July 31, 2020	Year ended July 31, 2021	Year ended July 31, 2020
Fidelity Advisor Real Estate Fund
Class A
Shares sold	1,114,030	1,177,605	$23,635,557	$24,680,361
Reinvestment of distributions	201,989	518,941	3,878,210	11,204,406
Shares redeemed	(1,613,289)	(2,412,107)	(33,263,379)	(50,221,247)
Net increase (decrease)	(297,270)	(715,561)	$(5,749,612)	$(14,336,480)
Class M
Shares sold	567,797	950,286	$11,739,646	$20,331,432
Reinvestment of distributions	176,839	456,913	3,389,165	9,847,117
Shares redeemed	(955,077)	(1,995,286)	(19,872,105)	(42,434,132)
Net increase (decrease)	(210,441)	(588,087)	$(4,743,294)	$(12,255,583)
Class C
Shares sold	105,065	220,320	$2,128,502	$4,724,593
Reinvestment of distributions	32,588	101,651	604,904	2,127,235
Shares redeemed	(555,809)	(528,900)	(11,351,257)	(10,184,069)
Net increase (decrease)	(418,156)	(206,929)	$(8,617,851)	$(3,332,241)
Class I
Shares sold	2,357,850	3,925,859	$48,485,384	$80,680,448
Reinvestment of distributions	299,336	746,499	5,816,838	16,292,429
Shares redeemed	(3,820,307)	(5,319,374)	(78,503,211)	(110,572,461)
Net increase (decrease)	(1,163,121)	(647,016)	$(24,200,989)	$(13,599,584)
Class Z
Shares sold	717,966	430,251	$14,541,293	$9,103,828
Reinvestment of distributions	15,167	33,911	296,100	738,465
Shares redeemed	(530,812)	(289,280)	(10,537,049)	(5,919,669)
Net increase (decrease)	202,321	174,882	$4,300,344	$3,922,624

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the "Fund"), a fund of Fidelity Advisor Series VII, including the schedule of investments, as of July 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2018

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2018

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 to July 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2021	Ending Account Value July 31, 2021	Expenses Paid During Period-B February 1, 2021 to July 31, 2021
Fidelity Advisor Real Estate Fund
Class A	1.07%
Actual		$1,000.00	$1,270.50	$6.02
Hypothetical-C		$1,000.00	$1,019.49	$5.36
Class M	1.29%
Actual		$1,000.00	$1,269.50	$7.26
Hypothetical-C		$1,000.00	$1,018.40	$6.46
Class C	1.86%
Actual		$1,000.00	$1,265.50	$10.45
Hypothetical-C		$1,000.00	$1,015.57	$9.30
Class I	.86%
Actual		$1,000.00	$1,271.80	$4.84
Hypothetical-C		$1,000.00	$1,020.53	$4.31
Class Z	.63%
Actual		$1,000.00	$1,273.40	$3.55
Hypothetical-C		$1,000.00	$1,021.67	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2021, $17,914,687, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 21%, 100%, 0% and 0%; Class C designates 45%, 100%, 0% and 0%; Class M designates 25%, 100%, 0% and 0%; Class I designates 19%, 100%, 100% and 100%; Class Z designates 16%, 100%, 100% and 100%; of the dividends distributed in, September, December, March and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

The Board noted that, in the past, it and the boards of certain other Fidelity funds had formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) approving the reduction in the holding period for the Class C to Class A conversion policy; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods ended September 30, 2020, as shown below.

Fidelity Advisor Real Estate Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. For this purpose, all sector focused equity funds are grouped in the same mapped group. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods ended September 30 (June 30 for periods ended 2019 and 2018 and December 31 for periods prior to 2018) shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates (i.e., sector equities), regardless of whether their management fee structures also are comparable. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Real Estate Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended September 30, 2020.

The Board noted that, in the past, it and the boards of other Fidelity funds had formed an ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of a representative class of the fund compared to competitive fund median expenses. The fund's representative class is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure (SLTG). The Board also considered a total expense ASPG comparison for the representative class, which focuses on the total expenses of the representative class relative to a subset of non-Fidelity funds within the total expense SLTG. The total expense ASPG is limited to 15 larger and 15 smaller classes in fund average assets for a total of 30 classes, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.

The Board noted that the total expense ratio of Class I ranked below the SLTG competitive median and below the ASPG competitive median for the 12-month period ended September 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board further considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) consideration of expanding the use of performance fees for additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) metrics for evaluating index fund and ETF performance and information about ETF trading characteristics; (v) the methodology with respect to evaluating competitive fund data and peer group classifications and fee and expense comparisons; (vi) the expense structures for different funds and classes and information about the differences between various expense structures; (vii) group fee breakpoints; (viii) information regarding other accounts managed by Fidelity and sub-advisory arrangements; and (ix) Fidelity's philosophies and strategies for evaluating funds and classes with lower or declining asset levels.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ARE-ANN-0921
1.789690.118

Item 2.

Code of Ethics

As of the end of the period, July 31, 2021, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Discretionary Fund, Fidelity Advisor Energy Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Global Real Estate Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Industrials Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Semiconductors Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Utilities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$50,500	$-	$6,700	$1,200
Fidelity Advisor Consumer Discretionary Fund	$33,200	$-	$10,400	$900
Fidelity Advisor Energy Fund	$35,500	$-	$11,500	$900
Fidelity Advisor Financial Services Fund	$35,400	$-	$11,300	$900
Fidelity Advisor Global Real Estate Fund	$42,500	$-	$8,300	$1,100
Fidelity Advisor Health Care Fund	$35,400	$-	$10,600	$900
Fidelity Advisor Industrials Fund	$34,200	$-	$10,400	$900
Fidelity Advisor Real Estate Fund	$37,200	$-	$8,100	$1,000
Fidelity Advisor Semiconductors Fund	$33,200	$-	$6,700	$800
Fidelity Advisor Technology Fund	$36,600	$-	$10,600	$900
Fidelity Advisor Utilities Fund	$33,200	$-	$10,600	$900

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Biotechnology Fund	$51,600	$-	$6,900	$1,100
Fidelity Advisor Consumer Discretionary Fund	$34,300	$-	$8,700	$800
Fidelity Advisor Energy Fund	$36,200	$-	$9,900	$800
Fidelity Advisor Financial Services Fund	$36,100	$-	$9,200	$800
Fidelity Advisor Global Real Estate Fund	$43,500	$-	$8,700	$900
Fidelity Advisor Health Care Fund	$36,000	$-	$8,800	$800
Fidelity Advisor Industrials Fund	$35,100	$-	$8,300	$800
Fidelity Advisor Real Estate Fund	$38,100	$-	$8,300	$800
Fidelity Advisor Semiconductors Fund	$34,000	$-	$6,900	$700
Fidelity Advisor Technology Fund	$37,400	$-	$8,500	$800
Fidelity Advisor Utilities Fund	$33,900	$-	$8,700	$800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2021A	July 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2021A	July 31, 2020A
Deloitte Entities	$638,300	$614,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2021